UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

(Amendment No. 1)

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017
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W&R Target Funds, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

-------------------

Date of fiscal year end: December 31

------------------

Date of reporting period: December 31, 2003

-----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Amendment No. 1 to Form N-CSR is being filed to report a restatement to correct an error in the calculation of certain ratios included in the financial highlights tables for the year ended December 31, 2003 for the International II Portfolio, Micro Cap Growth Portfolio and the Small Cap Value Portfolio as described in Note 11 to the financial statements, Note a to the financial highlights of International II Portfolio and Notes a & b to the financial highlights of Micro Cap Growth Portfolio and Small Cap Value Portfolio. Except as discussed above, no other information has changed in the original report on Form N-CSR as amended by this Form N-CSR/A.

W&R Target Funds

Asset Strategy Portfolio

Balanced Portfolio

Bond Portfolio

Core Equity Portfolio

Dividend Income Portfolio

Growth Portfolio

High Income Portfolio

International Portfolio

International II Portfolio

Limited-Term Bond Portfolio

Micro Cap Growth Portfolio

Money Market Portfolio

Science and Technology Portfolio

Small Cap Growth Portfolio

Small Cap Value Portfolio

Value Portfolio

Annual Report
December 31, 2003

CONTENTS

3	Asset Strategy Portfolio
20	Balanced Portfolio
36	Bond Portfolio
52	Core Equity Portfolio
64	Dividend Income Portfolio
67	Growth Portfolio
78	High Income Portfolio
96	International Portfolio
109	International II Portfolio
122	Limited-Term Bond Portfolio
133	Micro Cap Growth Portfolio
146	Money Market Portfolio
156	Science and Technology Portfolio
167	Small Cap Growth Portfolio
180	Small Cap Value Portfolio
195	Value Portfolio
207	Notes to Financial Statements
225	Independent Auditors' Report
226	Directors & Officers
233	Annual Privacy Notice

MANAGERS' DISCUSSION

December 31, 2003

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of W&R Target Funds, Inc. - Asset Strategy Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Asset Strategy Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio showed disappointing relative performance, increasing 11.47 percent during the fiscal year. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 28.72 percent for the year, the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 4.20 percent, the Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit), which increased 1.20 percent, and the Lipper Variable Annuity Flexible Portfolio Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 18.50 percent during the year. A variety of indexes is presented because the Portfolio invests in stocks, bonds and other instruments.

What factors impacted the Portfolio's performance during the fiscal year?

In 2003, the winning strategy was to be overweight in equities, and we were not. From a global perspective, it almost didn't matter where you invested, since equity markets around the world did well in 2003. Our error was in underestimating the strength of a rally in a bear market. The market had three factors in its favor: strong U.S. economic growth in the second half of the year, strong economic growth throughout the year in China and low interest rates globally.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

We believe the U.S. economic recovery experienced in the second half of 2003 was induced in large part by deficit spending, tax reductions and easy monetary policy. The focus now will be on whether these policy measures will be enough to extend U.S. economic growth past mid-year 2004.

As investors confront 2004, they face the prospect of a rising U.S. federal budget deficit. The concern is that the rising deficit will put upward pressure on interest rates. Rising rates place upward pressure on debt-service costs, which in turn puts upward pressure on the size of the deficit. Furthermore, rising interest rates can ultimately negatively impact economic growth. This can be an extremely difficult spiral to get out of. The hope is that the policy measures which have already been taken will produce growth in capital spending from the corporate sector and lead to a reduction in unemployment and further economic growth.

Furthermore, rising U.S. debt levels continue to place significant downward pressure on the U.S. dollar. So far, this has not negatively impacted investors' view of U.S. equities, but has greatly benefited the price of gold and other commodities priced in U.S. dollars. In our view, as long as the U.S. maintains a low interest rate policy, rising debt levels and insignificant measures to correct job losses, then the value of the U.S. dollar will likely continue to weaken relative to its major trading partners and to the price of gold.

We believe that the problems of a rising U.S. deficit and a declining U.S. dollar are complicated by the fact that the U.S. is highly dependent upon foreign capital to finance its deficit. The problem becomes exaggerated should foreigners find reasons to invest elsewhere. Therefore, we think an additional question for the market in 2004 is the extent to which the largest buyers of U.S. Treasuries in recent quarters - especially China and Japan - will continue their willingness to fund our deficit spending. China and other parts of Asia benefit greatly from U.S. import spending, as evidenced by the huge trade surpluses these countries run with the U.S. In order to keep their currencies from appreciating too rapidly as a result of these surpluses, Asian central banks have recycled U.S. dollars acquired through trade surpluses back into U.S. Treasuries. This has the favorable impact in the U.S. of keeping interest rates lower than they otherwise would be. Should the Asian central banks change their foreign exchange policy and invest a larger part of their trade surplus in their own economies (or somewhere other than the United States), we believe this loss of capital inflow would put additional upward pressure on U.S. interest rates. We feel that expectations regarding when - not if - interest rates begin to turn up and the magnitude of the decline in the U.S. dollar will likely set the tone for markets in 2004.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

In our view, the Portfolio's performance would have been significantly improved by a larger allocation to equities throughout the fiscal year. As stated above, we did not employ this strategy because we underestimated the unusual strength of the rally that took place in the stock market.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Our current portfolio structure reflects a very cautious view of U.S. equities and fixed-income markets. We have diversified assets away from the U.S. dollar by reducing our longer-duration U.S. Treasury portfolio and directing more assets into foreign equities, primarily in Asia. We have also maintained a large gold bullion position and equity positions in commodity-related companies. The changes that we would expect to make over the next several months include a continued reduction in U.S. Treasury securities, with funds redirected into foreign equities, primarily those in Asia, and commodity-related companies.

Respectfully,

Michael L. Avery
Daniel J. Vrabac
Managers
Asset Strategy Portfolio

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Asset Strategy Portfolio,
The S&P 500 Index,
Citigroup Broad Investment Grade Index,
Citigroup Short-Term Index for 1 Month Certificates of Deposit and
Lipper Variable Annuity Flexible Portfolio Funds Universe Average
	W&R Target Asset Strategy Portfolio	S&P 500 Index	Citigroup Broad Investment Grade Index	Citigroup Short-Term Index for 1 Month Certificates of Deposit	Lipper Variable Annuity Flexible Portfolio Funds Universe Average

05-01-95	$10,000	$10,000	$10,000	$10,000	$10,000
12-31-95	10,182	12,179	11,130	10,401	11,538
12-31-96	10,795	14,975	11,533	10,976	13,236
12-31-97	12,307	19,961	12,644	11,599	15,815
12-31-98	13,531	25,689	13,746	12,257	18,022
12-31-99	16,639	31,102	13,632	12,909	20,224
12-31-00	20,388	28,245	15,212	13,753	20,445
12-31-01	18,358	24,882	16,508	14,322	19,555
12-31-02	18,960	19,383	18,173	14,578	17,532
12-31-03	21,136	24,949	18,937	14,753	20,776

===	W&R Target Asset Strategy Portfolio(1) -- $21,136
+++	S&P 500 Index(2) -- $24,949
...	Citigroup Broad Investment Grade Index(2) -- $18,937
*-*-	Citigroup Short-Term Index for 1 Month Certificates of Deposit(2) -- $14,753
****	Lipper Variable Annuity Flexible Portfolio Funds Universe Average(2) -- $20,776

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1995.

Average Annual Total Return(3)

1-year period ended 12-31-03	11.47%
5-year period ended 12-31-03	9.33%
8+ year period ended 12-31-03(4)	9.01%

(3)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)5-1-95 (the initial offering date) through 12-31-03.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF ASSET STRATEGY PORTFOLIO

December 31, 2003

BULLION - 11.30%	Troy Ounces	Value

Gold	61,708	$25,655,130
(Cost: $22,312,734)

COMMON STOCKS	Shares

Aircraft - 1.03%
Lockheed Martin Corporation
	23,100	1,187,340
Northrop Grumman Corporation
	12,100	1,156,760
		2,344,100
Banks - 0.84%
Kabushiki Kaisha Mitsubishi Tokyo Financial

Group (A)
	65	507,258
Kookmin Bank (A)
	37,500	1,405,266
		1,912,524
Business Equipment and Services - 1.77%
Canon Inc. (A)
	74,000	3,447,001
CheckFree Corporation*
	20,300	561,701
		4,008,702
Capital Equipment - 1.52%
Deere & Company
	35,100	2,283,255
Kubota Corporation (A)
	282,000	1,163,538
		3,446,793
Chemicals - Petroleum and Inorganic - 0.77%
Goodrich Corporation
	59,000	1,751,710

Coal - 0.28%
Massey Energy Company
	31,000	644,800

Communications Equipment - 0.22%
Enterasys Networks, Inc.*
	130,400	489,000

Computers - Peripherals - 0.48%
VERITAS Software Corporation*
	29,500	1,094,745

Construction Materials - 1.62%
CRH public limited company (A)
	44,000	900,828
Cemex, S.A. de C.V., ADR
	105,700	2,769,340
		3,670,168
Consumer Electronics - 0.46%
Matsushita Electric Industrial Co., Ltd. (A)
	76,000	1,051,407

Electrical Equipment - 0.49%
W.W. Grainger, Inc.
	23,400	1,108,926

Electronic Components - 0.20%
NEC Electronics Corporation (A)*
	6,300	461,069

Food and Related - 2.56%
American Italian Pasta Company, Class A*
	22,280	$933,532
Archer Daniels Midland Company
	149,100	2,269,302
Bunge Limited
	78,900	2,597,388
		5,800,222
Forest and Paper Products - 0.62%
Aracruz Celulose S.A., ADR
	40,300	1,412,112

Gold and Precious Metals - 0.59%
Agnico-Eagle Mines Limited
	26,410	318,769
Yanzhou Coal Mining Company Limited, Class H (A)
	1,016,000	1,027,280
		1,346,049
Health Care - Drugs - 1.98%
Abbott Laboratories
	51,100	2,381,260
Pfizer Inc.
	59,900	2,116,267
		4,497,527
Health Care - General - 0.83%
Wyeth
	44,500	1,889,025

Hospital Supply and Management - 0.89%
Medtronic, Inc.
	41,500	2,017,315

Household - General Products - 2.03%
Clorox Company (The)
	44,800	2,175,488
Reckitt Benckiser plc (A)
	107,700	2,429,290
		4,604,778
Mining - 5.13%
BHP Billiton Plc (A)
	336,110	3,084,358
Freeport-McMoRan Copper & Gold Inc., Class B
	74,900	3,155,537
Noranda Inc. (A)
	100,800	1,602,661
Rio Tinto plc (A)
	108,280	2,981,472
Vendanta Resources plc (A)(B)
	125,000	820,870
		11,644,898
Motor Vehicles - 4.08%
Honda Motor Co., Ltd. (A)
	91,000	4,043,501
Hyundai Motor Company (A)
	28,200	1,195,216
Toyota Motor Corporation (A)
	118,800	4,014,525
		9,253,242
Multiple Industry - 4.42%
AB Volvo, Class B (A)
	81,600	2,496,003
Companhia Vale do Rio Doce, ADR
	50,100	2,930,850
Hutchison Whampoa Limited, Ordinary Shares (A)
	312,000	2,290,631
Samsung Electronics Co., Ltd. (A)
	6,130	2,320,294
		10,037,778
Petroleum - Canada - 0.32%
Nabors Industries Ltd. *
	17,400	722,100

Petroleum - Domestic - 2.76%
Anadarko Petroleum Corporation
	56,123	2,862,834
Burlington Resources Inc.
	47,110	2,608,952
Patterson-UTI Energy, Inc.*
	24,200	796,059
		6,267,845
Petroleum - International - 1.60%
CNOOC Limited, ADR (A)
	650,500	1,277,741
Exxon Mobil Corporation
	57,091	2,340,731
		3,618,472
Petroleum - Services - 1.21%
Baker Hughes Incorporated
	55,095	1,771,855
GlobalSanteFe Corporation
	39,300	975,819
		2,747,674
Photographic Equipment - 1.81%
Fuji Photo Film Co., Ltd. (A)
	127,000	4,101,937

Real Estate Investment Trust - 0.20%
Mitsui Fudosan Co., Ltd. (A)
	51,000	460,845

Restaurants - 0.51%
Wendy's International, Inc.
	29,300	1,149,732

Retail - Food Stores - 1.01%
Walgreen Co.
	62,800	2,284,664

Retail - General Merchandise - 1.76%
Costco Wholesale Corporation*
	62,100	2,307,015
NEXT plc (A)
	83,800	1,679,347
		3,986,362
Retail - Specialty Stores - 0.49%
Gymboree Corporation (The)*
	64,700	1,118,986

Utilities - Electric - 0.85%
Southern Company
	63,900	1,932,975

Utilities - Telephone - 3.11%
BellSouth Corporation
	105,000	2,971,500
China Mobile (Hong Kong) Limited (A)
	772,000	2,366,573
NTT DoCoMo, Inc. (A)
	212	480,896
Sprint Corporation - FON Group
	74,700	1,226,574
		7,045,543

TOTAL COMMON STOCKS - 48.44%		$109,924,025
(Cost: $99,932,029)

THE INVESTMENTS OF ASSET STRATEGY PORTFOLIO

December 31, 2003

CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 0.24%
Raytheon Company,
6.5%, 7-15-05
	$500	$532,838

Banks - 0.77%
Banco Nacional de Comercio Exterior, S.N.C.,
7.25%, 2-2-04
	1,200	1,206,000
Norwest Financial, Inc.,
7.6%, 5-3-05
	500	538,129
		1,744,129
Beverages - 1.06%
Coca-Cola FEMSA, S.A. de C.V.,
8.95%, 11-1-06
	1,150	1,313,875
Companhia Brasileira de Bebidas,
10.5%, 12-15-11
	500	582,500
Pepsi-Gemex, S.A. de C.V.,
9.75%, 3-30-04
	500	513,750
		2,410,125
Broadcasting - 0.48%
Grupo Televisa, S.A.,
8.625%, 8-8-05
	1,000	1,096,250

Capital Equipment - 0.48%
Hyundai Motor Company,
5.3%, 12-19-08 (B)
	1,080	1,083,230

Construction Materials - 0.53%
Hanson Overseas B.V.,
6.75%, 9-15-05
	650	697,795
Stanley Works (The),
5.75%, 3-1-04
	500	503,427
		1,201,222
Cosmetics and Toiletries - 0.22%
Gillette Company (The),
3.75%, 12-1-04 (B)
	500	509,947

Finance Companies - 0.35%
Exxon Capital Corporation,
6.0%, 7-1-05
	750	797,238

Food and Related - 1.54%
ConAgra, Inc.,
7.4%, 9-15-04
	300	311,123
GRUMA, S.A. de C.V.,
7.625%, 10-15-07
	600	645,000
Food and Related (Continued)
Kellogg Company,
6.625%, 1-29-04
	$2,000	$2,006,678
Sara Lee Corporation,
6.45%, 9-26-05
	500	536,452
		3,499,253
Forest and Paper Products - 0.64%
Abitibi-Consolidated Inc.,
8.3%, 8-1-05
	625	661,338
International Paper Company,
8.125%, 7-8-05
	725	789,778
		1,451,116
Furniture and Furnishings - 0.12%
Leggett & Platt, Incorporated,
7.65%, 2-15-05
	250	266,806

Health Care - Drugs - 0.69%
Abbott Laboratories,
5.125%, 7-1-04
	500	509,309
Merck & Co., Inc.,
6.75%, 9-19-05
	500	539,160
Pfizer Inc.,
3.625%, 11-1-04
	500	509,305
		1,557,774
Household - General Products - 0.23%
Procter & Gamble Company (The),
6.6%, 12-15-04
	500	524,039

Leisure Time Industry - 0.23%
Royal Caribbean Cruises Ltd.,
8.125%, 7-28-04
	500	516,250

Multiple Industry - 0.56%
National Rural Utilities Cooperative Finance
Corporation:

5.5%, 1-15-05
	500	520,351
3.0%, 2-15-06
	750	759,366
		1,279,717
Petroleum - International - 0.23%
Petroleos Mexicanos,
6.5%, 2-1-05
	500	523,125

Petroleum - Services - 0.24%
Pemex Finance Ltd. and Petroleos Mexicanos,
8.02%, 5-15-07
	500	551,245

Railroad - 0.53%
MRS Logistica S.A.,
10.625%, 8-15-05 (B)
	$500	$510,000
Union Pacific Corporation,
5.84%, 5-25-04
	685	695,296
		1,205,296
Retail - Specialty Stores - 0.23%
Home Depot, Inc. (The),
6.5%, 9-15-04
	500	517,973

Utilities - Electric - 0.83%
Dominion Resources, Inc.,
7.625%, 7-15-05
	750	810,200
Wisconsin Energy Corporation,
5.875%, 4-1-06
	500	534,639
Wisconsin Power and Light Company,
7.6%, 7-1-05
	500	539,030
		1,883,869
Utilities - Gas and Pipeline - 0.80%
Consolidated Natural Gas Company,
7.25%, 10-1-04
	500	519,807
Sonat Inc.,
6.875%, 6-1-05
	500	492,500
Wisconsin Gas Company,
6.375%, 11-1-05
	750	804,125
		1,816,432
Utilities - Telephone - 0.60%
Comtel Brasileira Ltda.,
10.75%, 9-26-04
	350	368,375
Telefonos de Mexico, S.A. de C.V.,
8.25%, 1-26-06
	400	441,032
Verizon Global Funding Corp. and Verizon
Communications Inc.,

6.75%, 12-1-05
	500	542,535
		1,351,942

TOTAL CORPORATE DEBT SECURITIES - 11.60%		$26,319,816
(Cost: $25,657,248)

OTHER GOVERNMENT SECURITIES

Canada - 0.23%
Her Majesty in right of Canada,
6.375%, 11-30-04
	500	522,822

England - 0.51%
United Kingdom Treasury,
8.5%, 12-7-05 (C)
	GBP	600	$1,153,412

Germany - 3.57%
Bundesschatzanweisungen Treasury Note,
2.5%, 3-18-05 (C)
	EUR	6,425	8,116,228

Mexico - 0.13%
United Mexican States,
8.625%, 3-12-08
		$250	294,375

Supranational - 1.91%
European Investment Bank,
2.88%, 1-17-06 (C)
	HKD	16,000	2,111,956
International Finance Corporation,
5.18%, 3-8-07 (C)
		16,000	2,225,096
			4,337,052

TOTAL OTHER GOVERNMENT SECURITIES - 6.35%			$14,423,889
(Cost: $13,140,300)

UNITED STATES GOVERNMENT SECURITIES

Mortgage-Backed Obligations - 2.41%
Federal Home Loan Mortgage Corporation Agency
REMIC/CMO:

5.0%, 2-15-20
	$2,325	289,277
5.0%, 6-15-22
	3,497	346,666
5.0%, 7-15-22
	11,965	1,194,068
5.0%, 1-15-23
	2,309	239,352
Government National Mortgage Association Fixed
Rate Pass-Through Certificates:

5.5%, 11-15-16
	789	822,925
5.5%, 12-15-16
	2,463	2,570,272
		5,462,560
Treasury Obligations - 1.51%
United States Treasury Note,
3.375%, 4-30-04 (D)
	3,400	3,426,830

TOTAL UNITED STATES GOVERNMENT SECURITIES - 3.92%		$8,889,390
(Cost: $8,805,387)

THE INVESTMENTS OF ASSET STRATEGY PORTFOLIO

December 31, 2003

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.01%	Face Amount in Thousands	Value

Japanese Yen, 8-5-04 (C)	JPY 233,136	$59,814
Japanese Yen, 8-5-04 (C)	233,136	1,681
Swiss Franc, 2-11-04 (C)	CHF2,320	59,064
Swiss Franc, 2-11-04 (C)	2,320	(85,165)
		$35,394

CALL OPTIONS - 0.34%	Number of Contracts

Coca-Cola Company (The), February 47.5,
Expires 2-21-04
	1,182	413,700
Estee Lauder Companies Inc. (The), Class A, April 40,
Expires 4-17-04
	1,404	261,144
Microsoft Corporation, January 27.5,
Expires 1-17-04
	396	17,820
Walgreen Co., February 35,
Expires 2-21-04
	320	73,600
		$766,264
(Cost: $453,524)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Chemicals - Specialty - 0.92%

Air Products and Chemicals, Inc.,

0.9%, 1-2-04
	$2,077	2,076,948

Security and Commodity Brokers - 1.23%

UBS Finance Delaware LLC,

0.98%, 1-5-04
	2,800	2,799,695

Total Commercial Paper - 2.15%		4,876,643

United States Government Securities
Treasury Obligations - 15.63%

United States Treasury Bill,

0.94%, 2-5-04 (E)
	35,500	35,467,902

TOTAL SHORT-TERM SECURITIES - 17.78%		$40,344,545
(Cost: $40,344,545)

TOTAL INVESTMENT SECURITIES - 99.74%	$226,358,453
(Cost: $210,645,767)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.26%	586,609

NET ASSETS - 100.00%	$226,945,062

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $2,924,047 or 1.29% of net assets.

(C)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro, GBP - British Pound, HKD - Hong Kong Dollar, JPY - Japanese Yen, CHF - Swiss Franc).
(D)As of December 31, 2003, a portion of this security was used as cover for the following written call options (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value
Microsoft Corporation	396	January/30	$7,920	$316
(E)Securities serve as collateral for the following open futures contracts at December 31, 2003. (See Note 6 to financial statements):
Underlying Security	Number of Contracts	Expiration Date	Market Value	Cost
S&P 500 Index	55	18-Mar-04	$15,270,750	$14,580,816
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

ASSET STRATEGY PORTFOLIO

December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investments-at value (Notes 1 and 3):

Bullion (cost - $22,313)
$25,655
Securities (cost - $188,333)
200,703

226,358
Cash
1
Receivables:

Investment securities sold
2,302
Dividends and interest
983
Fund shares sold
12

Total assets
229,656

LIABILITIES
Payable for investment securities purchased
2,519
Payable to Fund shareholders
117
Variation margin payable (Note 6)
40
Accrued accounting and administrative services fees (Note 2)
7
Accrued management fee (Note 2)
4
Accrued shareholder servicing (Note 2)
2
Accrued service fee (Note 2)
1
Outstanding written options - at value (Note 5)
- *
Other
21

Total liabilities
2,711

Total net assets
$226,945

NET ASSETS
$0.001 par value capital stock:

Capital stock
$33
Additional paid-in capital
211,243
Accumulated undistributed income (loss):

Accumulated undistributed net investment loss
(3)
Accumulated undistributed net realized gain on investment transactions
612
Net unrealized appreciation in value of securities
15,364
Net unrealized appreciation in value of foreign currency exchange
30
Net unrealized depreciation in value of futures contracts
(690)
Net unrealized appreciation in value of forward currency contracts
35
Net unrealized appreciation in value of purchased options
313
Net unrealized appreciation in value of written options
8

Net assets applicable to outstanding units of capital
$226,945

Net asset value, redemption and offering price per share
$6.9237

Capital shares outstanding
32,778
Capital shares authorized
50,000

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

ASSET STRATEGY PORTFOLIO

For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):

Interest and amortization
$3,334
Dividends (net of foreign withholding taxes of $41)
1,009

Total income
4,343

Expenses (Note 2):

Investment management fee
1,371
Service fee
490
Accounting and administrative services fees
63
Custodian fees
34
Legal fees
13
Audit fees
7
Shareholder servicing fee
6
Other
29

Total expenses
2,013

Net investment income
2,330

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities
9,288
Realized net loss on written options
(157)
Realized net loss on purchased options
(24)
Realized net loss on futures contracts
(996)
Realized net gain on foreign currency transactions
153

Realized net gain on investments
8,264

Unrealized appreciation in value of securities during the period
12,267
Unrealized depreciation in value of futures contracts during the period
(720)
Unrealized appreciation in value of forward currency contracts during the period
238
Unrealized appreciation in value of written options during the period
6
Unrealized appreciation in value of purchased options during the period
293
Unrealized appreciation in value of foreign currency transactions during the period
30

Unrealized appreciation in value of investments during the period
12,114

Net gain on investments
20,378

Net increase in net assets resulting from operations
$22,708

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

ASSET STRATEGY PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment income
	$2,330	$2,591
Realized net gain on investments
	8,264	498
Unrealized appreciation
	12,114	1,408

Net increase in net assets resulting from operations
	22,708	4,497

Dividends to shareholders from (Note 1E):(1)
Net investment income
	(2,484)	(2,616)
Realized gains on securities transactions
	(1,000)	-

	(3,484)	(2,616)

Capital share transactions(2)	40,587	50,063

Total increase
	59,811	51,944
NET ASSETS
Beginning of period	167,134	115,190

End of period	$226,945	$167,134

Undistributed net investment income (loss)
	$(3)	$-

(1)See "Financial Highlights" on page 19.

(2)Shares issued from sale of shares	9,058	11,528
Shares issued from reinvestment of dividend and/or capital gains distribution	503	415
Shares redeemed	(3,279)	(4,012)

Increase in outstanding capital shares	6,282	7,931

Value issued from sale of shares	$58,391	$72,762
Value issued from reinvestment of dividend and/or capital gains distribution	3,484	2,616
Value redeemed	(21,288)	(25,315)

Increase in outstanding capital	$40,587	$50,063

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

ASSET STRATEGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$6.3078	$6.2046	$7.0540	$6.2625	$5.3868

Income (loss) from investment operations:
Net investment income

	0.0769	0.1005	0.1323	0.0908	0.1138
Net realized and unrealized gain (loss) on investments

	0.6469	0.1032	(0.8354)	1.3211	1.1232

Total from investment operations	0.7238	0.2037	(0.7031)	1.4119	1.2370

Less distributions from:
Net investment income

	(0.0769)	(0.1005)	(0.1334)	(0.0906)	(0.1136)
Capital gains

	(0.0310)	(0.0000)	(0.0129)	(0.5298)	(0.2477)

Total distributions	(0.1079)	(0.1005)	(0.1463)	(0.6204)	(0.3613)

Net asset value, end of period	$6.9237	$6.3078	$6.2046	$7.0540	$6.2625

Total return	11.47%	3.28%	-9.96%	22.53%	22.96%
Net assets, end of period (in millions)	$227	$167	$115	$59	$22
Ratio of expenses to average net assets	1.03%	1.04%	1.03%	0.97%	0.73%
Ratio of net investment income to average net assets	1.27%	1.90%	2.63%	1.97%	2.18%
Portfolio turnover rate	224.45%	95.22%	187.87%	155.27%	179.63%

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

An interview with Cynthia P. Prince-Fox, portfolio manager of
W&R Target Funds, Inc. - Balanced Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Balanced Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio outperformed its bond benchmark index, but lagged its stock benchmark index. The Portfolio increased 19.09 percent for the year, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 28.72 percent for the year, the Citigroup Treasury/Government Sponsored/Credit Index (generally reflecting the performance of funds in the bond market), which increased 4.84 percent for the year, and the Lipper Variable Annuity Balanced Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 18.98 percent for the period. Multiple indexes are presented because the Portfolio invests in both stocks and bonds.

What factors affected the Portfolio's performance during the fiscal year?

Asset allocation and industry emphasis were the primary factors affecting performance during the year. During the second quarter of 2003, we significantly reduced our cash position and moved into stocks that we felt would benefit from an improving economy. More specifically, we increased our technology and basic-industry weightings during the year to represent just over a third of our equity holdings. The most significant drag to total performance came from our fixed-income holdings. While posting a positive performance for the year, they significantly lagged the sizeable increase in the equity portion of the Portfolio during 2003.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The year got off to a rough start. During the first quarter, bonds again outperformed stocks as earnings remained lackluster, complicated by the overhang of the Iraq war and the Asian SARS outbreak. However, as the war ended and the SARS epidemic seemed contained, the markets began to realize that the economy was starting to gain momentum as consumer, business and federal-government spending accelerated. This resulted in a dramatic improvement in corporate profits during the third quarter, which was mostly brought on by earlier cost cutting and productivity increases. Technology stocks made the most impressive comeback in 2003, due, in our view, to the fact that they were the most oversold group and that their earnings results surprised a lot of investors. The interest rate environment also remained favorable for the financial markets as the Federal Reserve Board remained content that deflation was more of a risk than inflation.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

The strategy of increasing our weightings in economically sensitive areas throughout the year had a positive impact on overall performance. In addition, we kept our cash positions low during the second half of 2003, which also had a positive effect on performance.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Overall, we placed our greatest emphasis on technology, financials and materials during 2003. While we continue to feel that these areas will do well as we head into 2004, we may shift our focus in the event that interest rates begin to move up. We also think that energy stocks may play "catch up" relative to other commodity stocks given a worldwide economic recovery, higher than expected energy prices and a declining dollar.

Respectfully,

Cynthia P. Prince-Fox
Manager
Balanced Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Balanced Portfolio,
The S&P 500 Index
Citigroup Treasury/Government Sponsored/Credit Index and
Lipper Variable Annuity Balanced Funds Universe Average
	W&R Target Balanced Portfolio	S&P 500 Index	Citigroup Treasury/ Government Sponsored/ Credit Index	Lipper Variable Annuity Balanced Funds Universe Average

05-03-94 Purchase	$10,000	$10,000	$10,000	$10,000
12-31-94	9,963	10,398	10,046	10,028
12-31-95	12,374	14,306	11,978	12,524
12-31-96	13,758	17,591	12,327	14,197
12-31-97	16,301	23,447	13,535	16,900
12-31-98	17,714	30,176	14,814	19,332
12-31-99	19,510	36,533	14,514	21,118
12-31-00	20,903	33,178	16,219	21,567
12-31-01	19,661	29,227	17,626	20,880
12-31-02	18,007	22,768	19,531	18,737
12-31-03	21,445	29,306	20,476	22,293

===== W&R Target Balanced Portfolio(1) -- $21,445
----- S&P 500 Index(2) -- $29,306
..... Citigroup Treasury/Government Sponsored/Credit Index(2) -- $20,476
***** Lipper Variable Annuity Balanced Funds Universe Average(2) -- $22,293

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.
(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1994.

Average Annual Total Return(3)

1-year period ended 12-31-03	19.09%
5-year period ended 12-31-03	3.90%
9+ year period ended 12-31-03(4)	8.21%
(3)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 (4)5-3-94 (the initial offering date) through 12-31-03. Past performance is not necessarily indicative of future performance. Indexes are unmanaged.
Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.
The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF BALANCED PORTFOLIO

December 31, 2003
COMMON STOCKS	Shares	Value

Aircraft - 1.31%
Lockheed Martin Corporation	157,300	$8,085,220

Aluminum - 1.36%
Alcoa Incorporated	220,500	8,379,000

Apparel - 0.30%
Liz Claiborne, Inc.	52,840	1,873,706

Banks - 3.50%
Citigroup Inc.	112,500	5,460,750
U.S. Bancorp	298,200	8,880,396
Wells Fargo & Company	121,900	7,178,691
		21,519,837
Beverages - 1.68%
Anheuser-Busch Companies, Inc.	29,000	1,527,720
Coca-Cola Company (The)	128,200	6,506,150
PepsiCo, Inc.	48,800	2,275,056
		10,308,926
Broadcasting - 1.94%
Clear Channel Communications, Inc.*	197,500	9,248,925
Comcast Holdings Corporation, Class A *	40,114	1,316,742
Cox Communications, Inc., Class A*	38,979	1,342,827
		11,908,494
Business Equipment and Services - 2.72%
Cintas Corporation	138,800	6,942,776
Genuine Parts Company	42,000	1,394,400
Manpower Inc.	177,800	8,370,824
		16,708,000
Capital Equipment - 2.69%
Caterpillar Inc.	20,000	1,660,400
Cooper Cameron Corporation*	117,400	5,470,840
Ingersoll-Rand Company Limited, Class A	138,400	9,394,592
		16,525,832
Chemicals - Petroleum and Inorganic - 1.57%
Dow Chemical Company (The)	121,100	5,034,127
du Pont (E.I.) de Nemours and Company	100,400	4,607,356
		9,641,483
Chemicals - Specialty - 1.23%
Air Products and Chemicals, Inc.	143,600	7,586,388

Communications Equipment - 0.93%
Nokia Corporation, Series A, ADR	335,000	5,695,000

Computers - Main and Mini - 1.18%
International Business Machines Corporation	78,000	7,229,040

Computers - Micro - 1.20%
Dell Inc. *	216,657	7,362,005

Computers - Peripherals - 4.53%
Check Point Software Technologies Ltd.*	336,600	5,671,710
Microsoft Corporation	457,800	12,557,454
SAP Aktiengesellschaft, ADR	232,100	9,646,076
		27,875,240
Cosmetics and Toiletries - 1.84%
Elizabeth Arden, Inc.*	117,000	2,331,225
Estee Lauder Companies Inc. (The), Class A	228,200	8,959,132
		11,290,357
Electrical Equipment - 0.85%
Emerson Electric Co.	81,200	5,257,700

Electronic Components - 2.79%
Analog Devices, Inc.	171,700	7,838,105
Intel Corporation	290,000	9,294,500
		17,132,605
Electronic Instruments - 0.65%
Applied Materials, Inc.*	82,400	1,847,408
Molex Incorporated, Class A	73,000	2,139,265
		3,986,673
Food and Related - 1.06%
ConAgra Foods, Inc.	247,900	6,542,081

Forest and Paper Products - 1.24%
International Paper Company	32,138	1,385,469
Sealed Air Corporation*	115,200	6,236,928
		7,622,397
Health Care - Drugs - 4.32%
Abbott Laboratories	160,300	7,469,980
Amgen Inc.*	95,500	5,898,557
Pfizer Inc.	373,607	13,199,535
		26,568,072
Health Care - General - 3.68%
Biomet, Inc.	313,300	11,385,322
Johnson & Johnson	109,700	5,667,102
Wyeth	131,600	5,586,420
		22,638,844
Hospital Supply and Management - 1.39%
Medtronic, Inc.	175,500	8,531,055

Household - General Products - 1.70%
Clorox Company (The)	112,300	5,453,288
Colgate-Palmolive Company	100,000	5,005,000
		10,458,288
Insurance - Life - 1.02%
Lincoln National Corporation	155,600	6,281,572

Insurance - Property and Casualty - 2.64%
Berkshire Hathaway Inc., Class B*	2,300	6,474,500
Chubb Corporation (The)	143,400	9,765,540
		16,240,040
Leisure Time Industry - 1.05%
Walt Disney Company (The)	276,600	6,453,078

Motor Vehicle Parts - 1.13%
Danaher Corporation	25,000	2,293,750
Eaton Corporation	43,000	4,643,140
		6,936,890
Multiple Industry - 1.99%
3M Company	36,400	3,095,092
General Electric Company	294,256	9,116,051
		12,211,143
Petroleum - Canada - 0.99%
Nabors Industries Ltd.*	147,291	6,112,577

Petroleum - Domestic - 0.43%
Burlington Resources Inc.	48,200	2,669,316

Petroleum - International - 2.30%
BP p.l.c., ADR	133,100	6,568,485
Exxon Mobil Corporation	184,046	7,545,886
		14,114,371
Petroleum - Services - 0.85%
Schlumberger Limited	49,300	2,697,696
Smith International, Inc.*	60,400	2,507,808
		5,205,504
Publishing - 0.59%
Tribune Company	70,500	3,637,800

Railroad - 1.05%
Burlington Northern Santa Fe Corporation	200,000	6,470,000

Restaurants - 0.22%
McDonald's Corporation	53,400	1,325,922

Retail - General Merchandise - 2.27%
Costco Wholesale Corporation*	190,000	7,058,500
Kohl's Corporation*	153,500	6,898,290
		13,956,790
Security and Commodity Brokers - 3.54%
American Express Company	166,600	$8,035,118
Goldman Sachs Group, Inc. (The)	44,000	4,344,120
Morgan Stanley	161,700	9,357,579
		21,736,817
Utilities - Electric - 2.87%
Dominion Resources, Inc.	94,200	6,012,786
Exelon Corporation	93,800	6,224,568
Southern Company	178,700	5,405,675
		17,643,029
Utilities - Telephone - 1.40%
BellSouth Corporation	143,200	4,052,560
SBC Communications Inc.	174,900	4,559,643
		8,612,203

TOTAL COMMON STOCKS - 70.00%		$430,333,295
(Cost: $361,917,177)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 0.07%
Southwest Airlines Co.,
7.875%, 9-1-07	$360	410,852

Aircraft - 0.43%
Raytheon Company,
6.5%, 7-15-05	2,500	2,664,190

Banks - 0.24%
Wells Fargo Bank, N.A.,
7.55%, 6-21-10	1,250	1,481,562

Beverages - 0.28%
Coca-Cola Enterprises Inc.,
6.7%, 10-15-36	500	552,186
Diageo Capital plc,
3.5%, 11-19-07	1,150	1,159,913
		1,712,099
Broadcasting - 0.67%
Clear Channel Communications, Inc.,
4.25%, 5-15-09	4,100	4,110,537

Business Equipment and Services - 0.18%
PHH Corporation,
7.125%, 3-1-13	1,000	1,119,894

Chemicals - Specialty - 0.19%
Vulcan Materials Company,
6.4%, 2-1-06	1,050	1,138,237

Finance Companies - 1.48%
American International Group,
3.85%, 11-26-07 (A)	1,400	1,423,048
Banco Hipotecario Nacional:
7.916%, 7-25-09 (A)	26	1,314
8.0%, 3-31-11 (A)	1,872	187,207
Chase Mortgage Finance Corporation,
6.75%, 2-25-25	513	512,505
CitiCorp Mortgage Securities, Inc.,
6.5%, 10-25-23	473	485,772
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,
6.56%, 11-18-35	1,000	1,115,452
First Union-Lehman Brothers Company,
6.65%, 11-18-29	1,250	1,379,731
Mellon Residential Funding,
6.75%, 6-26-28	356	355,644
Paine Webber Mortgage Acceptance Corporation,
6.93%, 2-25-24	25	25,278
Park Avenue Finance Corporation,
7.58%, 5-12-12 (A)	2,868	3,204,943
Residential Funding Mortgage Securities,
7.0%, 10-25-23	382	381,534
		9,072,428
Food and Related - 0.49%
Archer-Daniels-Midland Company,
7.0%, 2-1-31	1,350	1,551,474
Unilever Capital Corporation,
5.9%, 11-15-32	1,450	1,453,479
		3,004,953
Household - General Products - 0.20%
Cargill, Inc.,
6.375%, 6-1-12 (A)	1,150	1,248,307

Insurance - Life - 0.24%
StanCorp Financial Group, Inc.,
6.875%, 10-1-12	1,375	1,498,104

Insurance - Property and Casualty - 0.54%
Principal Life Global,
6.25%, 2-15-12 (A)	1,500	1,633,797
Prudential Insurance Company of America,
6.6%, 5-15-08 (A)	1,500	1,669,780
		3,303,577
Leisure Time Industry - 0.18%
Cendant Corporation,
6.875%, 8-15-06	1,000	1,097,142

Multiple Industry - 2.07%
General Electric Capital Corporation,
2.85%, 1-30-06	6,000	6,085,812
General Motors Acceptance Corporation,
6.125%, 8-28-07	1,200	1,288,930
Georgia Power Company,
5.5%, 12-1-05	2,500	2,652,180
Household Finance Corporation,
6.5%, 1-24-06	2,500	2,703,690
		12,730,612
Real Estate Investment Trust - 0.30%
Vornado Realty L.P.,
5.625%, 6-15-07	1,750	1,868,379

Utilities - Electric - 0.58%
Dominion Resources, Inc.,
7.625%, 7-15-05	3,300	3,564,881

TOTAL CORPORATE DEBT SECURITIES - 8.14%		$50,025,754
(Cost: $48,930,739)

OTHER GOVERNMENT SECURITY- 0.30%

Canada
Hydro-Quebec,
8.05%, 7-7-24	1,500	$1,866,686
(Cost: $1,700,977)

UNITED STATES GOVERNMENT SECURITIES

Agency Obligations - 0.35%
Federal Home Loan Mortgage Corporation,
2.5%, 7-28-05	1,000	1,000,948
Federal National Mortgage Association,
7.25%, 1-15-10	1,000	1,179,036
		2,179,984
Mortgage-Backed Obligations - 6.22%
Federal Home Loan Mortgage Corporation Fixed
Rate Participation Certificate,
6.0%, 5-1-16	2,240	2,350,786
Federal National Mortgage Association Fixed Rate
Pass-Through Certificates:
6.23%, 1-1-08	1,648	1,788,624
6.0%, 9-1-17	1,352	1,428,668
5.0%, 1-1-18	887	905,957
5.5%, 4-1-18	625	647,833
5.0%, 5-1-18	450	459,628
4.5%, 7-1-18	4,885	4,895,644
7.0%, 9-1-25	255	270,725
6.5%, 10-1-28	925	978,159
6.5%, 2-1-29	869	919,123
7.5%, 4-1-31	444	478,826
7.0%, 7-1-31	974	1,038,103
7.0%, 9-1-31	1,443	1,536,591
7.0%, 11-1-31	207	219,835
6.5%, 2-1-32	2,569	2,704,472
7.0%, 2-1-32	2,214	2,360,384
7.0%, 3-1-32	651	693,583
7.0%, 7-1-32	1,537	1,638,483
6.0%, 9-1-32	4,438	4,589,719
6.0%, 2-1-33	1,557	1,610,176
5.5%, 5-1-33	4,103	4,158,348
5.5%, 6-1-33	1,575	1,596,598
Government National Mortgage Association Fixed
Rate Pass-Through Certificates:
6.0%, 8-15-28	215	223,995
6.5%, 8-15-28	329	347,510
United States Department of Veterans Affairs,
Guaranteed Remic Pass-Through Certificate,
Vendee Mortgage Trust,
1997-A Class 3-A,
8.293%, 12-15-26	345	371,553
		38,213,323
Treasury Obligations - 8.30%
United States Treasury Bonds:
4.75%, 11-15-08	4,000	4,282,188
7.5%, 11-15-16	1,500	1,909,688
7.25%, 8-15-22	4,000	5,048,280
6.25%, 8-15-23	5,250	5,983,976
United States Treasury Notes:
7.5%, 2-15-05	2,250	2,405,302
6.5%, 8-15-05	4,000	4,315,312
3.25%, 8-15-07	5,000	5,100,195
3.0%, 11-15-07	4,000	4,034,376
3.0%, 2-15-08	3,000	3,013,944
2.625%, 5-15-08	4,000	3,939,844
3.875%, 2-15-13	3,000	2,936,718
3.625%, 5-15-13	3,000	2,883,633
4.25%, 8-15-13	4,000	4,005,000
5.25%, 2-15-29	1,150	1,160,152
		51,018,608
Treasury Inflation Protected Obligation - 0.18%
United States Treasury Note,
3.0%, 7-15-12 (B)	1,021	1,113,583

TOTAL UNITED STATES GOVERNMENT SECURITIES - 15.05%		$92,525,498
(Cost: $90,568,078)

SHORT-TERM SECURITIES

Capital Equipment - 0.49%
Caterpillar Financial Services Corp.,
1.02%, 1-21-04	3,000	2,998,300

Electrical Equipment - 0.98%
W.W. Grainger, Inc.,
1.03%, 1-28-04	6,000	5,995,365

Food and Related - 0.50%
General Mills, Inc.,
1.17%, Master Note	3,086	3,086,000

Health Care - Drugs - 0.41%
Abbott Laboratories,
0.85%, 1-5-04	2,518	2,517,762

Health Care - General - 0.97%
Baxter International Inc.,
1.09%, 2-3-04	6,000	5,994,005

Household - General Products - 0.49%
Procter & Gamble Company (The),
1.01%, 1-15-04	3,000	2,998,822

Motor Vehicles - 0.61%
Harley-Davidson Funding Corp.,
1.03%, 1-27-04	3,750	3,747,211

Multiple Industry - 0.65%
BOC Group Inc. ,
0.97%, 1-2-04	4,000	3,999,892

Publishing - 0.75%
Gannett Co., Inc.:
1.05%, 1-15-04	3,132	3,130,721
1.04%, 1-16-04	1,500	1,499,350
		4,630,071
Utilities - Telephone - 0.33%
SBC International Inc.,
1.05%, 1-22-04	2,032	2,030,755

TOTAL SHORT-TERM SECURITIES - 6.18%		$37,998,183
(Cost: $37,998,183)

TOTAL INVESTMENT SECURITIES - 99.67%		$612,749,416
(Cost: $541,115,154)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.33%		2,056,103

NET ASSETS - 100.00%		$614,805,519

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $9,368,396 or 1.52% of net assets.

(B)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

BALANCED PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities-at value (cost - $541,115) (Notes 1 and 3)	$612,749
Cash	1
Receivables:
Dividends and interest	2,199
Fund shares sold	229
Investment securities sold	6

Total assets	615,184

LIABILITIES
Payable to Fund shareholders	341
Accrued accounting and administrative services fees (Note 2)	13
Accrued management fee (Note 2)	12
Accrued shareholder servicing (Note 2)	6
Accrued service fee (Note 2)	4
Other	2

Total liabilities	378

Total net assets	$614,806

NET ASSETS
$0.001 par value capital stock:
Capital stock	$86
Additional paid-in capital	650,728
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	-	*
Accumulated undistributed net realized loss on investment transactions	(107,642)
Net unrealized appreciation in value of investments	71,634

Net assets applicable to outstanding units of capital	$614,806

Net asset value, redemption and offering price per share	$7.1491

Capital shares outstanding	85,997
Capital shares authorized	160,000

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

BALANCED PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$3,510
Dividends (net of foreign withholding taxes of $5)	3,405

Total income	6,915

Expenses (Note 2):
Investment management fee	2,037
Service fee	728
Accounting and administrative services fees	80
Legal fees	17
Custodian fees	13
Shareholder servicing fee	13
Audit fees	8
Other	27

Total expenses	2,923

Net investment income	3,992

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	16,309
Unrealized appreciation in value of investments during the period	33,689

Net gain on investments	49,998

Net increase in net assets resulting from operations	$53,990

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

BALANCED PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,992	$3,123
Realized net gain (loss) on investments	16,309	(14,068)
Unrealized appreciation (depreciation)	33,689	(4,705)

Net increase (decrease) in net assets resulting from operations	53,990	(15,650)

Dividends to shareholders from (Note 1E):(1)
Net investment income	(3,992)	(3,123)
Realized gains on securities transactions	-	--

	(3,992)	(3,123)

Capital share transactions(2)	396,898	8,303

Total increase (decrease)	446,896	(10,470)
NET ASSETS
Beginning of period	167,910	178,380

End of period	$614,806	$167,910

Undistributed net investment income	$- *	$-

(1)See "Financial Highlights" on page 35.

(2)Shares issued from sale of shares	6,497	6,716
Shares issued in connection with merger of Advantus Asset Allocation Portfolio	57,517	--
Shares issued from reinvestment of dividend	558	517
Shares redeemed	(6,364)	(5,979)

Increase in outstanding capital shares	58,208	1,254

Value issued from sale of shares	$42,811	$43,362
Value issued in connection with merger of Advantus Asset Allocation Portfolio	392,054	--
Value issued from reinvestment of dividend	3,992	3,123
Value redeemed	(41,959)	(38,182)

Increase in outstanding capital	$396,898	$8,303

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BALANCED PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$6.0423	$6.7224	$7.3258	$7.3120	$7.1081

Income (loss) from investment operations:
Net investment income	0.0467	0.1145	0.1593	0.1873	0.1760
Net realized and unrealized gain (loss) on investments	1.1068	(0.6801)	(0.5955)	0.3361	0.5446

Total from investment operations	1.1535	(0.5656)	(0.4362)	0.5234	0.7206

Less distributions from:
Net investment income	(0.0467)	(0.1145)	(0.1593)	(0.1873)	(0.1759)
Capital gains	(0.0000)	(0.0000)	(0.0079)	(0.3223)	(0.3408)

Total distributions	(0.0467)	(0.1145)	(0.1672)	(0.5096)	(0.5167)

Net asset value, end of period	$7.1491	$6.0423	$6.7224	$7.3258	$7.3120

Total return	19.09%	-8.41%	-5.94%	7.14%	10.14%
Net assets, end of period (in millions)	$615	$168	$178	$158	$117
Ratio of expenses to average net assets	1.00%	1.01%	1.00%	1.01%	0.95%
Ratio of net investment income to average net assets	1.37%	1.79%	2.44%	2.81%	2.56%
Portfolio turnover rate	43.10%	58.18%	38.82%	42.32%	62.90%

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

An interview with James C. Cusser, CFA, portfolio manager of
W&R Target Funds, Inc. - Bond Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Bond Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio performed about on par with its benchmark index during the period, although it slightly underperformed its peer group. The Portfolio increased 4.18 percent for the year, compared with the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 4.21 percent; and the Lipper Variable Annuity Corporate Debt Funds A-Rated Universe Average (reflecting the universe of funds with similar investment objectives), which increased 4.72 percent for the year.

What factors affected the Portfolio's performance during the fiscal year?

We believe that approximately half the Portfolio's return was attributable to interest-rate declines, while the other half of the year's performance was due to the Portfolio's heavy investment in non-Treasury securities such as corporate bonds, mortgages, and a small amount in non-U.S. dollar denominated corporate bonds.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

Five market developments contributed positively to the Portfolio over the fiscal year. They were: (a) the Federal Reserve's lowering of interest rates, (b) the compression in quality spreads among corporate bonds, (c) the eventual decline in interest rate volatility after historically low rates (which helped mortgage-backed securities), (d) the war on terror, which generally encouraged investment in relatively safe bonds, and (e) the rush of buyers - due to low interest rates - into higher yielding "junk bonds," which helped them outperform all other bonds and gave them equity-like returns.

At times, interest rates played less of a positive role. Although the net change in interest rates for the year was relatively small, the change, up and down, in the year was dramatic. This had, at times, a significantly negative effect on the mortgage-backed securities in the Portfolio. A historic level of mortgage refinancing played havoc with the mortgage part of the Portfolio. We believe we were fortunate, however, in that the Portfolio was slightly underweighted relative to various bond market indices in mortgages overall. Furthermore, more than half the Portfolio's allocation to mortgages was in collateralized mortgage obligation securities, which may serve to protect, somewhat, against violent swings in mortgage prepayments.

What strategies and techniques did you employ that specifically affected Portfolio performance?

As usual, we employed a strategy that attempts to harness interest rate movements rather than outguess them. The Portfolio is, in our view, comparatively "convex." That is, the Portfolio's duration, or overall sensitivity to interest rates, is about equal to the index, but its convexity, or response to interest-rate movements, is high. In other words, when rates decline over an appreciable time, the Portfolio's sensitivity generally increases, whereas when rates rise, the Portfolio's sensitivity generally declines. This is because many bonds in the portfolio have an option to sell the bonds back to the issuer prior to maturity at par. Furthermore, although the gross duration is typically near that of the markets, individual bonds in the Portfolio can be long-term to maturity and short-term to maturity. Combined, they average to intermediate-term bonds, but individually, they are at different parts of the yield curve. In effect, this helps to protect the Portfolio from large changes in the direction of interest rates and gross changes in the shape of the yield curve.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

In our view, nothing is free in open markets. With the convex strategy mentioned above, we cede some current yield relative to other investments in return for flexibility. We attempt to make up for this by having a greater percentage in non-Treasury securities relative to other funds and the index. This is something that we have done during the past fiscal year and intend to continue to do in 2004.

Respectfully,

James C. Cusser
Manager
Bond Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of $10,000 Investment
W&R Target Bond Portfolio,
Citigroup Broad Investment Grade Index and
Lipper Variable Annuity Corporate Debt Funds A-Rated Universe Average
	W&R Target Bond Portfolio	Citigroup Broad Investment Grade Index	Lipper Variable Annuity Corporate Debt Funds A-Rated Universe Average

12-31-93 Purchase	$10,000	$10,000	$10,000
12-31-94	9,410	9,715	9,615
12-31-95	11,347	11,518	11,458
12-31-96	11,732	11,934	11,781
12-31-97	12,879	13,083	12,885
12-31-98	13,825	14,223	13,911
12-31-99	13,627	14,105	13,680
12-31-00	14,967	15,739	15,080
12-31-01	16,086	17,080	16,236
12-31-02	17,530	18,803	17,617
12-31-03	18,263	19,594	18,448

+++++ W&R Target Bond Portfolio(1) -- $18,263
..... Citigroup Broad Investment Grade Index -- $19,594
***** Lipper Variable Annuity Corporate Debt Funds A-Rated Universe Average -- $18,448

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-03	4.18%
5-year period ended 12-31-03	5.73%
10-year period ended 12-31-03	6.21%
(2)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF BOND PORTFOLIO

December 31, 2003
CORPORATE DEBT SECURITIES		Principal Amount in Thousands	Value

Aircraft - 0.59%
Raytheon Company,
6.5%, 7-15-05		$1,300	$1,385,379

Banks - 5.09%
AmSouth Bancorporation,
6.75%, 11-1-25		1,500	1,648,905
Banco Nacional de Comercio Exterior, S.N.C.,
7.25%, 2-2-04		1,000	1,005,000
First Union Corporation,
6.824%, 8-1-26		1,132	1,349,369
HSBC Holdings plc,
5.25%, 12-12-12		1,000	1,024,059
ING Groep N.V.,
5.5%, 5-11-05 (A)	EUR	1,000	1,307,854
NBD Bank, National Association,
8.25%, 11-1-24		$1,000	1,259,472
NationsBank Corporation,
8.57%, 11-15-24		1,000	1,301,674
Nordic Investment Bank,
2.75%, 1-11-06		750	757,474
SouthTrust Bank of Alabama, National Association,
7.69%, 5-15-25		1,000	1,218,153
Wachovia Corporation,
6.605%, 10-1-25		1,000	1,101,665
			11,973,625
Beverages - 0.26%
Coca-Cola Enterprises Inc.,
7.0%, 10-1-26		525	605,216

Broadcasting - 0.59%
British Sky Broadcasting Group plc,
7.3%, 10-15-06		1,250	1,391,836

Business Equipment and Services - 0.73%
Allied Waste North America, Inc.,
7.625%, 1-1-06		1,000	1,052,500
Postal Square Limited Partnership,
6.5%, 6-15-22		219	238,199
Quebecor World Capital Corporation,
4.875%, 11-15-08 (B)		425	427,348
			1,718,047
Chemicals - Petroleum and Inorganic - 0.56%
NOVA Chemicals Corporation,
7.0%, 5-15-06		1,250	1,318,750

Chemicals - Specialty - 0.62%
FMC Corporation,
10.25%, 11-1-09		1,250	1,462,500

Coal - 0.45%
Peabody Energy Corporation,
6.875%, 3-15-13		1,000	1,055,000

Communications Equipment - 0.30%
Norse CBO, Ltd. and Norse CBO, Inc.,
6.515%, 8-13-10 (B)		688	701,555

Computers - Main and Mini - 0.67%
International Business Machines Corporation,
5.375%, 3-31-05 (A)	EUR	1,000	1,302,943
Unisys Corporation,
8.125%, 6-1-06		$250	270,000
			1,572,943
Containers - 0.33%
Owens-Illinois, Inc.,
7.15%, 5-15-05		750	775,312

Finance Companies - 8.23%
Abitibi-Consolidated Company of Canada,
6.95%, 12-15-06		2,000	2,093,972
Asset Securitization Corporation,
7.49%, 4-14-29		1,244	1,403,781
Associates Corporation of North America,
6.25%, 11-1-08		750	833,289
Bell Atlantic Financial Services, Inc.,
7.6%, 3-15-07		2,950	3,340,695
California Infrastructure and Economic Development Bank, Special Purpose Trust PG&E-1,
6.42%, 9-25-08		878	933,924
Chase Manhattan - First Union Commercial Mortgage Trust,

7.439%, 7-15-09		1,500	1,745,295
Countrywide Home Loans, Inc.,
6.5%, 8-25-29		1,317	1,371,837
First Union National Bank Commercial Mortgage,
7.841%, 3-15-10		2,500	2,963,555
Finance Companies (Continued)
General Motors Acceptance Corporation:
6.125%, 9-15-06		1,000	1,070,250
8.875%, 6-1-10		500	585,204
Wells Fargo Mortgage Pass-Through Certificates,
Series 2003-10,
4.5%, 9-25-18		2,500	2,400,149
Westinghouse Electric Corporation,
8.875%, 6-14-14		500	634,340
			19,376,291
Food and Related - 1.39%
Cadbury Schweppes US Finance LLC,
3.875%, 10-1-08 (B)		750	746,594
ConAgra, Inc.,
7.125%, 10-1-26		1,750	1,995,086
GRUMA, S.A. de C.V.,
7.625%, 10-15-07		500	537,500
			3,279,180
Forest and Paper Products - 3.41%
Bowater Canada Finance Corporation,
7.95%, 11-15-11		1,000	1,061,934
Champion International Corporation:
6.4%, 2-15-26		1,500	1,632,381
6.65%, 12-15-37		1,500	1,680,447
Georgia-Pacific Corporation,
7.375%, 7-15-08		3,000	3,225,000
Westvaco Corporation,
7.5%, 6-15-27		364	426,430
			8,026,192
Homebuilders, Mobile Homes - 0.25%
Pulte Corporation,
8.125%, 3-1-11		500	593,698

Hospital Supply and Management - 1.63%
Anthem, Inc.,
4.875%, 8-1-05		1,500	1,562,507
HCA - The Healthcare Company:
7.125%, 6-1-06		1,000	1,083,432
8.75%, 9-1-10		1,000	1,190,735
			3,836,674
Household - General Products - 1.11%
Procter & Gamble Company (The),
8.0%, 9-1-24		2,000	2,604,698

Insurance - Property and Casualty - 0.34%
AIG-FP Matched Funding Corp.,
4.25%, 5-15-13 (B)		850	806,234

Motion Pictures - 0.67%
Vivendi Universal S.A.,
6.25%, 7-15-08 (B)		1,500	1,588,125

Motor Vehicle Parts - 0.05%
Federal-Mogul Corporation,
7.75%, 7-1-06 (C)		500	110,000

Multiple Industry - 3.55%
CHYPS CBO 1997-1 Ltd.,
6.72%, 1-15-10 (B)		1,316	973,854
Comcast Cable Communications, Inc.,
8.5%, 5-1-27		1,250	1,601,499
Ford Motor Credit Company,
6.875%, 2-1-06		2,500	2,668,270
General Electric Company,
5.0%, 2-1-13		1,000	1,011,335
Household Finance Corporation,
4.625%, 1-15-08		1,000	1,039,527
Tyco International Group S.A.,
6.375%, 2-15-06		1,000	1,065,000
			8,359,485
Petroleum - Domestic - 0.37%
Chesapeake Energy Corporation,
9.0%, 8-15-12		750	862,500

Petroleum - Services - 1.21%
Halliburton Company,
6.75%, 2-1-27		2,000	2,252,006
Pemex Project Funding Master Trust,
9.125%, 10-13-10		500	593,750
			2,845,756
Restaurants - 0.23%
Host Marriott, L.P.,
8.375%, 2-15-06		500	533,125

Retail - Specialty Stores - 1.33%
Fred Meyer, Inc.,
7.45%, 3-1-08		2,750	3,132,063

Security and Commodity Brokers - 1.44%
CIT Group, Inc. (The),
7.375%, 4-2-07		3,000	3,388,470

Utilities - Electric - 3.56%
Dominion Resources, Inc.:
7.82%, 9-15-04		2,250	2,348,095
5.25%, 8-1-33		2,250	2,228,198
HQI Transelec Chile S.A.,
7.875%, 4-15-11		750	863,285
Oncor Electric Delivery Company,
6.375%, 5-1-12		2,000	2,197,974
Pepco Holdings, Inc.,
4.0%, 5-15-10		750	728,719
			8,366,271
Utilities - Gas and Pipeline - 1.21%
Tennessee Gas Pipeline Company,
7.0%, 3-15-27		2,000	2,075,000
Williams Companies, Inc. (The),
6.5%, 8-1-06		500	517,500
Williams Holdings of Delaware, Inc.,
6.5%, 12-1-08		250	258,437
			2,850,937
Utilities - Telephone - 4.41%
AirTouch Communications, Inc.,
6.65%, 5-1-08		1,500	1,686,196
British Telecommunications Public Limited Company,
8.375%, 12-15-10		2,000	2,433,752
Deutsche Telekom International Finance B.V.,
8.5%, 6-15-10		2,500	3,022,790
Pacific Bell,
7.25%, 11-1-27		750	798,980
Sprint Capital Corporation,
6.125%, 11-15-08		1,500	1,598,814
Telefonos de Mexico, S.A. de C.V.,
8.25%, 1-26-06		750	826,935
			10,367,467

TOTAL CORPORATE DEBT SECURITIES - 44.58%			$104,887,329
(Cost: $99,187,592)

OTHER GOVERNMENT SECURITIES

Brazil - 0.30%
Federative Republic of Brazil (The),
10.25%, 1-11-06	625	697,813

Canada - 1.33%
Hydro-Quebec,
8.05%, 7-7-24	1,000	1,284,624
Province de Quebec,
7.14%, 2-27-26	1,500	1,843,119
		3,127,743
Supranational - 0.52%
Inter-American Development Bank,
8.4%, 9-1-09	1,000	1,238,260

TOTAL OTHER GOVERNMENT SECURITIES - 2.15%		$5,063,816
(Cost: $4,160,248)

UNITED STATES GOVERNMENT SECURITIES

Agency Obligations - 4.69%
Federal Home Loan Bank,
3.1%, 12-16-05	129	128,578
Federal Home Loan Mortgage Corporation:
2.85%, 9-12-06	1,000	1,002,377
3.25%, 2-25-08	2,000	1,982,372
Federal National Mortgage Association:
6.00%, 12-21-11	2,500	2,586,783
6.25%, 12-21-11	1,000	1,025,444
Tennessee Valley Authority:
4.875%, 12-15-16	3,000	3,211,839
5.88%, 4-01-36	1,000	1,098,752
		11,036,145
Mortgage-Backed Obligations - 30.10%
Federal Home Loan Mortgage Corporation Agency
REMIC/CMO:
6.5%, 11-25-21	1,549	1,600,390
7.5%, 9-15-29	687	754,982
6.5%, 11-15-29	494	496,324
Federal Home Loan Mortgage Corporation Fixed
Rate Participation Certificates:
5.5%, 9-1-08	1,128	1,159,844
4.0%, 12-1-08	3,000	3,054,458
6.0%, 11-1-28	1,499	1,552,556
7.0%, 5-1-31	325	344,249
6.5%, 10-1-31	447	468,062
6.5%, 11-1-31	990	1,037,170
6.0%, 2-1-32	955	6987,115
6.5%, 6-1-32	763	799,203

Federal Home Loan Mortgage Corporation
Non-Agency REMIC/CMO:
5.5%, 3-15-14	3,308	3,466,901
4.0%, 5-15-16	1,470	1,488,244
4.0%, 10-15-16	1,956	1,977,284
5.0%, 5-15-23	1,500	1,461,935
6.0%, 3-15-29	1,049	1,097,404
4.25%, 3-15-31	1,441	1,431,015
Federal National Mortgage Association Agency
REMIC/CMO:
6.0%, 3-25-14	3,337	3,508,125
6.0%, 2-25-28	173	173,915
Federal National Mortgage Association Fixed Rate
Pass-Through Certificates:
6.09%, 4-1-09	1,892	2,060,715
5.5%, 1-1-17	2,201	2,283,951
6.0%, 1-1-17	1,145	1,202,724
5.5%, 7-1-17	721	748,333
5.0%, 3-1-18	1,935	1,975,396
4.0%, 11-1-18	1,741	1,698,841
5.5%, 9-1-23	1,447	1,480,520
7.0%, 6-1-24	359	381,577
6.0%, 12-1-28	531	550,302
6.5%, 3-1-33	1,634	1,709,562
4.0%, 12-1-33	3,000	3,015,083
Federal National Mortgage Association
Non-Agency REMIC/CMO:
5.0%, 4-25-15	3,500	3,597,036
5.5%, 12-25-15	1,000	1,040,066
5.0%, 3-25-18	3,500	3,441,225
5.0%, 6-25-18	2,173	2,124,698
5.5%, 2-25-32	1,500	1,508,911
4.0%, 11-25-32	2,944	2,957,492
4.0%, 3-25-33	1,818	1,851,878
Government National Mortgage Association Fixed
Rate Pass-Through Certificates:
7.5%, 7-15-23	150	162,135
7.5%, 12-15-23	342	368,890
8.0%, 9-15-25	182	199,035
7.0%, 7-20-27	79	83,670
7.0%, 8-20-27	166	177,079
6.5%, 7-15-28	774	816,849
6.5%, 5-15-29	341	360,189
7.5%, 7-15-29	172	184,326
7.75%, 10-15-31	304	325,683
Government National Mortgage Association
Non-Agency REMIC/CMO,
5.0%, 1-20-32	1,500	1,504,280
United States Department of Veterans Affairs,
Guaranteed Remic Pass-Through Certificates,
Vendee Mortgage Trust:
2000-2 Class 1-D,
7.5%, 9-15-26	1,152	1,176,144
2001-3 Class G,
6.5%, 4-15-27	500	537,769
2002-1 Class 2-G,
6.5%, 10-15-25	1,750	1,882,841
2003-2 Class D,
5.0%, 11-15-23	1,000	1,031,522
2003-2 Class E,
5.0%, 12-15-25	1,500	1,523,730
		70,821,628
Treasury Obligations - 14.07%
United States Treasury Bonds:
11.25%, 2-15-15	3,250	5,201,778
6.125%, 11-15-27	2,500	2,818,555
United States Treasury Notes:
7.0%, 7-15-06	5,000	5,600,585
6.5%, 10-15-06	4,000	4,455,468
4.75%, 11-15-08	3,000	3,211,641
5.0%, 2-15-11	11,000	11,813,395
		33,101,422

TOTAL UNITED STATES GOVERNMENT SECURITIES - 48.86%		$114,959,195
(Cost: $112,443,424)

TOTAL SHORT-TERM SECURITIES - 3.27%		$7,700,828
(Cost: $7,700,828)

TOTAL INVESTMENT SECURITIES - 98.86%		$232,611,168
(Cost: $223,492,092)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.14%		2,693,529

NET ASSETS - 100.00%		$235,304,697

Notes to Schedule of Investments

(A)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR-Euro).
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $5,243,710 or 2.23% of net assets.

(C)Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

BOND PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $223,492) (Notes 1 and 3)	$232,611
Receivables:
Interest	2,796
Fund shares sold	74
Prepaid insurance premium	1

Total assets	235,482

LIABILITIES
Due to custodian	83
Payable to Fund shareholders	70
Accrued accounting and administrative services fees (Note 2)	7
Accrued management fee (Note 2)	3
Accrued service fee (Note 2)	2
Other	12

Total liabilities	177

Total net assets	$235,305

NET ASSETS
$0.001 par value capital stock:
Capital stock	$42
Additional paid-in capital	226,287
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	-	*
Accumulated undistributed net realized loss on investment transactions	(151)
Net unrealized appreciation in value of investments	9,127

Net assets applicable to outstanding units of capital	$235,305

Net asset value, redemption and offering price per share	$5.5710

Capital shares outstanding	42,238
Capital shares authorized	80,000

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

BOND PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$12,715

Expenses (Note 2):
Investment management fee	1,325
Service fee	631
Accounting and administrative services fees	71
Custodian fees	18
Audit fees	9
Legal fees	6
Other	51

Total expenses	2,111

Net investment income	10,604

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,551
Realized net gain on foreign currency transactions	149

Realized net gain on investments	1,700
Unrealized depreciation in value of investments during the period	(2,037)

Net loss on investments	(337)

Net increase in net assets resulting from operations	$10,267

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

BOND PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$10,604	$10,104
Realized net gain (loss) on investments	1,700	(624)
Unrealized appreciation (depreciation)	(2,037)	8,420

Net increase in net assets resulting from operations	10,267	17,900

Dividends to shareholders from net investment income (Note 1E):(1)	(10,753)	(10,148)

Capital share transactions(2)	(11,697)	69,232

Total increase (decrease)	(12,183)	76,984
NET ASSETS
Beginning of period	247,488	170,504

End of period	$235,305	$247,488

Undistributed net investment income	$- *	$-

(1)See "Financial Highlights" on page 51.

(2)Shares issued from sale of shares	7,957	18,149
Shares issued from reinvestment of dividend	1,930	1,811
Shares redeemed	(11,818)	(7,593)

Increase (decrease) in outstanding capital shares	(1,931)	12,367

Value issued from sale of shares	$45,312	$101,434
Value issued from reinvestment of dividend	10,753	10,148
Value redeemed	(67,762)	(42,350)

Increase (decrease) in outstanding capital	$(11,697)	$69,232

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$5.6032	$5.3615	$5.2308	$5.0497	$5.4451

Income (loss) from investment operations:
Net investment income	0.2667	0.2396	0.2585	0.3172	0.3173
Net realized and unrealized gain (loss) on investments	(0.0322)	0.2417	0.1306	0.1811	(0.3954)

Total from investment operations	0.2345	0.4813	0.3891	0.4983	(0.0781)

Less distributions from net investment income	(0.2667)	(0.2396)	(0.2584)	(0.3172)	(0.3173)

Net asset value, end of period	$5.5710	$5.6032	$5.3615	$5.2308	$5.0497

Total return	4.18%	8.98%	7.47%	9.83%	-1.44%
Net assets, end of period (in millions)	$235	$247	$171	$117	$111
Ratio of expenses to average net assets	0.84%	0.83%	0.83%	0.84%	0.81%
Ratio of net investment income to average net assets	4.26%	4.92%	5.49%	6.08%	5.73%
Portfolio turnover rate	53.43%	33.75%	29.06%	32.68%	47.27%

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

An interview with James D. Wineland, portfolio manager of
W&R Target Funds, Inc. - Core Equity Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Core Equity Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio performed fairly well on an absolute basis, but it underperformed its benchmark index. The Portfolio increased 17.27 percent during the period, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 28.72 percent for the year, and the Lipper Variable Annuity Large-Cap Core Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 26.45 percent during the period.

Why did the Portfolio lag its benchmark index during the fiscal year?

Performance relative to the S&P 500 was impacted by three factors. First, we were underweight in information-technology stocks, a sector that did very well. Second, we were overweight in aerospace/defense and energy stocks, two groups that did well in the final weeks of the year but whose overall performance lagged the more aggressive technology sector. And third, large-cap pharmaceutical stocks, which we emphasized in 2003, generally underperformed the S&P 500 Index.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The first quarter of 2003 was marked by growing international tension regarding the potential for war in Iraq. Following the military action, the U.S. stock market moved steadily higher, fueled by a federal tax cut, continued stimulative monetary policy from the Federal Reserve and a weakening U.S. dollar. Technology stocks recovered from very low valuations in anticipation of renewed demand for technology products and services as the U.S. economy exhibited meaningful strength in the second half of 2003.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

While the Fund's return was quite positive, our conservative positioning of the Portfolio resulted in returns that were below that of the S&P 500. We emphasized what we saw as high quality large-cap stocks with visible earnings and cash flow. However, 2003 was characterized by strong market action from stocks with more speculative financial and earnings prospects. Aggressive portfolio positioning outperformed the conservative approach that we utilized.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

The Fund emphasized energy, aerospace/defense, health care, chemicals and machinery in 2003. As we move into the new year, we anticipate modest upward moves in interest rates in the second half. We believe that capital goods, industrials, and basic materials stocks should do well in this environment. We expect financials, retail and technology stocks to come under pressure in the latter months of 2004.

Respectfully,

James D. Wineland
Manager
Core Equity Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Core Equity Portfolio,
S&P 500 Index and
Lipper Variable Annuity Large-Cap Core Funds Universe Average
	W&R Target Core Equity Portfolio	S&P 500 Index	Lipper Variable Annuity Large-Cap Core Funds Universe Average

12-31-93 Purchase	$10,000	$10,000	$10,000
12-31-94	9,886	10,132	9,940
12-31-95	13,006	13,940	13,286
12-31-96	15,575	17,141	16,136
12-31-97	19,649	22,847	20,578
12-31-98	23,802	29,404	25,554
12-31-99	26,784	35,599	30,969
12-31-00	29,270	32,330	28,757
12-31-01	24,906	28,480	24,659
12-31-02	19,519	22,185	18,843
12-31-03	22,889	28,557	23,827

----- W&R Target Core Equity Portfolio(1) -- $22,889
+++++ S&P 500 Index -- $28,557
***** Lipper Variable Annuity Large-Cap Core Funds Universe Average -- $23,827

      (1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-03	17.27%
5-year period ended 12-31-03	-0.78%
10-year period ended 12-31-03	8.63%
(2)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF CORE EQUITY PORTFOLIO

December 31, 2003
COMMON STOCKS	Shares	Value

Aircraft - 6.38%
Boeing Company (The)	187,190	$7,888,187
Lockheed Martin Corporation	622,600	32,001,640
Northrop Grumman Corporation	74,300	7,103,080
		46,992,907
Banks - 7.05%
Bank of America Corporation	92,400	7,431,732
U.S. Bancorp	886,250	26,392,525
Wells Fargo & Company	306,800	18,067,452
		51,891,709
Beverages - 4.89%
Anheuser-Busch Companies, Inc.	255,900	13,480,812
Coca-Cola Company (The)	443,175	22,491,131
		35,971,943
Broadcasting - 5.74%
Cox Communications, Inc., Class A*	402,927	13,880,835
Fox Entertainment Group, Inc., Class A*	243,500	7,098,025
Liberty Media Corporation, Class A*	689,100	8,193,399
Viacom Inc., Class B	295,540	13,116,065
		42,288,324
Capital Equipment - 4.07%
Caterpillar Inc.	95,200	7,903,504
Deere & Company	226,900	14,759,845
Illinois Tool Works Inc.	86,900	7,291,779
		29,955,128
Chemicals - Petroleum and Inorganic - 1.71%
du Pont (E.I.) de Nemours and Company	174,400	8,003,216
Goodrich Corporation	155,700	4,622,733
		12,625,949
Chemicals - Specialty - 2.09%
Air Products and Chemicals, Inc.	290,800	15,362,964

Computers - Peripherals - 4.54%
Microsoft Corporation	539,640	14,802,325
SAP Aktiengesellschaft, ADR (A)	448,500	18,639,660
		33,441,985
Electronic Components - 2.45%
Analog Devices, Inc. (A)	142,600	6,509,690
Intel Corporation (A)	359,040	11,507,232
		18,016,922
Food and Related - 1.05%
Kellogg Company	202,200	7,699,776

Health Care - Drugs - 8.20%
Abbott Laboratories	403,700	18,812,420
Amgen Inc.*	115,440	7,130,152
Pfizer Inc.	974,785	34,439,154
		60,381,726
Health Care - General - 2.10%
Wyeth	365,000	15,494,250

Hospital Supply and Management - 1.30%
Medtronic, Inc.	197,200	9,585,892

Hotels and Gaming - 0.47%
Marriott International, Inc., Class A	75,400	3,483,480

Household - General Products - 2.22%
Clorox Company (The)	157,700	7,657,912
Colgate-Palmolive Company	173,100	8,663,655
		16,321,567
Insurance - Property and Casualty - 3.69%
American International Group, Inc.	180,717	11,977,923
Berkshire Hathaway Inc., Class B*	5,370	15,116,550
Chubb Corporation (The)	1,030	70,143
		27,164,616
Petroleum - Canada - 1.13%
Nabors Industries Ltd.	201,200	8,349,800

Petroleum - Domestic - 6.29%
Anadarko Petroleum Corporation	446,390	22,770,354
Burlington Resources Inc.	424,700	23,519,886
		46,290,240
Petroleum - International - 5.02%
Exxon Mobil Corporation	484,326	19,857,366
Royal Dutch Petroleum Company, NY Shares	326,200	17,089,618
		36,946,984
Petroleum - Services - 5.18%
Baker Hughes Incorporated	724,000	23,283,840
Schlumberger Limited	271,300	14,845,536
		38,129,376
Railroad - 1.03%
Union Pacific Corporation	109,600	7,615,008

Retail - General Merchandise - 2.78%
Costco Wholesale Corporation	550,000	20,432,500

Retail - Specialty Stores - 1.24%
Best Buy Co., Inc.	174,300	9,105,432

Trucking and Shipping - 2.07%
United Parcel Service, Inc., Class B	204,100	15,215,655

Utilities - Electric - 6.53%
Dominion Resources, Inc.	462,700	29,534,141
Southern Company	611,800	18,506,950
		48,041,091
Utilities - Telephone - 1.84%
Vodafone Group Plc, ADR	541,600	13,561,664

TOTAL COMMON STOCKS - 91.06%		$670,366,888
(Cost: $516,108,482)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Certificate of Deposit - 0.68%
Banks
Wells Fargo Bank, N.A.,
1.07%, 1-08-04	$5,000	5,000,000

Commercial Paper
Capital Equipment - 0.68%
Deere (John) Capital Corporation,
1.05%, 1-28-04	4,000	3,996,850

Chemicals - Petroleum and Inorganic - 0.54%
du Pont (E.I.) de Nemours and Company,
1.2%, 1-8-04	5,000	4,998,833

Finance Companies - 0.27%
Prudential Funding Corp.,
1.02%, 2-2-04	2,000	1,998,187

Food and Related - 0.15%
General Mills, Inc.,
1.17%, Master Note	1,103	1,103,000

Health Care - Drugs - 0.68%
GlaxoSmithKline Finance plc,
1.05%, 2-18-04	5,000	4,993,000

Health Care - General - 0.62%
Baxter International Inc.,
1.15%, 1-28-04	4,532	4,528,091

Household - General Products - 2.34%
Clorox Company (The),
1.02%, 1-13-04	250	249,915
Fortune Brands Inc.,
1.05%, 1-22-04	10,000	9,993,875
Procter & Gamble Company (The),
1.01%, 1-15-04	7,000	6,997,251
		17,241,041
Motor Vehicles - 0.68%
Harley-Davidson Funding Corp.,
1.03%, 1-27-04	4,000	3,997,024
Hyundai Motor Finance Co.
(Bank of America N.A.),
1.05%, 1-2-04	1,055	1,054,969
		5,051,993
Utilities - Electric - 0.68%
PacifiCorp,
1.15%, 1-22-04	5,000	4,996,646

Utilities - Gas and Pipeline - 0.94%
Questar Corporation,
1.12%, 1-23-04	6,909	6,904,292

Total Commercial Paper - 7.58%		55,811,933

TOTAL SHORT-TERM SECURITIES - 8.26%		$60,811,933
(Cost: $60,811,933)

TOTAL INVESTMENT SECURITIES - 99.32%		$731,178,821
(Cost: $576,920,415)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.68%		5,005,992

NET ASSETS - 100.00%		$736,184,813

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

(A)As of December 31, 2003, a portion of these securities were used as cover for the following written call options (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value
Analog Devices, Inc.	713	February/47.5	$104,455	$136,183
Intel Corporation	3,589	February/32.5	291,606	452,214
SAP Aktiengesellschaft, ADR	2,756	January/42.5	255,846	154,061

			$651,907	$742,458

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

CORE EQUITY PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities-at value (cost - $576,920) (Notes 1 and 3)	$731,179
Cash	1
Receivables:
Investment securities sold	5,168
Dividends and interest	789
Fund shares sold	89

Total assets	737,226

LIABILITIES
Outstanding written options - at value (Note 5)	742
Payable to Fund shareholders	237
Accrued accounting and administrative services fees (Note 2)	14
Accrued management fee (Note 2)	14
Accrued shareholder servicing (Note 2)	7
Accrued service fee (Note 2)	5
Other	22

Total liabilities	1,041

Total net assets	$736,185

NET ASSETS
$0.001 par value capital stock:
Capital stock	$78
Additional paid-in capital	787,473
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	- *
Accumulated undistributed net realized loss on investment transactions	(205,553)
Net unrealized appreciation in value of securities	154,278
Net unrealized depreciation in value of written options	(91)

Net assets applicable to outstanding units of capital	$736,185

Net asset value, redemption and offering price per share	$9.3996

Capital shares outstanding	78,321
Capital shares authorized	135,000
* Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

CORE EQUITY PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $117)	$10,870
Interest and amortization	842

Total income	11,712

Expenses (Note 2):
Investment management fee	4,621
Service fee	1,651
Accounting and administrative services fees	121
Custodian fees	28
Shareholder servicing fee	23
Legal fees	15
Audit fees	11
Other	107

Total expenses	6,577

Net investment income	5,135

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(3,700)
Realized net gain on written options	118
Realized net gain on foreign currency transactions	11

Realized net loss on investments	(3,571)

Unrealized appreciation in value of securities during the period	106,275
Unrealized depreciation in value of written options during the period	(91)

Unrealized appreciation in value of investments during the period	106,184

Net gain on investments	102,613

Net increase in net assets resulting from operations	$107,748

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

CORE EQUITY PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,

	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,135	$3,789
Realized net loss on investments	(3,571)	(117,234)
Unrealized appreciation (depreciation)	106,184	(82,463)

Net increase (decrease) in net assets
resulting from operations	107,748	(195,908)

Dividends to shareholders from (Note 1E):(1)
Net investment income	(5,146)	(3,811)
Realized gains on securities transactions	-	-

	(5,146)	(3,811)

Capital share transactions(2)	(16,108)	(63,102)

Total increase (decrease)	86,494	(262,821)
NET ASSETS
Beginning of period	649,691	912,512

End of period	$736,185	$649,691

Undistributed net investment income	$- *	$-

(1)See "Financial Highlights" on page 63.

(2)Shares issued from sale of shares	8,534	12,333
Shares issued in connection with merger of Advantus Core Equity Portfolio	2,418	-
Shares issued from reinvestment of dividend	548	472
Shares redeemed	(13,666)	(20,391)

Decrease in outstanding capital shares	(2,166)	(7,586)

Value issued from sale of shares	$71,615	$113,722
Value issued in connection with merger of Advantus Core Equity Portfolio	21,243	-
Value issued from reinvestment of dividend	5,146	3,811
Value redeemed	(114,112)	(180,635)

Decrease in outstanding capital	$(16,108)	$(63,102)

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

CORE EQUITY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$8.0720	$10.3608	$12.2027	$12.9609	$12.3351

Income (loss) from investment operations:
Net investment income	0.0662	0.0476	0.0231	0.0376	0.1571
Net realized and unrealized gain (loss) on investments	1.3276	(2.2888)	(1.8418)	1.1650	1.3879

Total from investment operations	1.3938	(2.2412)	(1.8187)	1.2026	1.5450

Less distributions from:
Net investment income	(0.0662)	(0.0476)	(0.0229)	(0.0360)	(0.1570)
Capital gains	(0.0000)	(0.0000)	(0.0003)	(1.9248)	(0.7622)

Total distributions	(0.0662)	(0.0476)	(0.0232)	(1.9608)	(0.9192)

Net asset value, end of period	$9.3996	$8.0720	$10.3608	$12.2027	$12.9609

Total return	17.27%	-21.63%	-14.91%	9.28%	12.52%
Net assets, end of period (in millions)	$736	$650	$913	$1,084	$941
Ratio of expenses to average net assets	1.00%	0.99%	0.98%	0.98%	0.96%
Ratio of net investment income to average net assets	0.78%	0.50%	0.21%	0.28%	1.23%
Portfolio turnover rate	48.74%	38.37%	30.50%	49.11%	70.20%

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DIVIDEND INCOME PORTFOLIO
December 31, 2003

ASSETS
Cash	$44

Total assets	44

Total net assets	$44

NET ASSETS
Capital paid-in	$44

Net assets applicable to outstanding units of capital	$44

Net asset value, redemption and offering price per share	$5.0000

Capital shares outstanding	9
Capital shares authorized	135,000

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

DIVIDEND INCOME PORTFOLIO
For the Period from December 30, 2003(1) through December 31, 2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$-
Realized net gain on investments	-
Unrealized appreciation	-

Net increase in net assets resulting from operations	-

Dividends to shareholders from (Note 1E):(1)
Net investment income	-
Realized gains on securities transactions	-

-

Capital share transactions(2)	44

Total increase	44
NET ASSETS
Beginning of period	-

End of period	$44

Undistributed net investment income	$-

(1)See "Financial Highlights" on page 66.

(2)Shares issued from sale of shares	9
Shares issued from reinvestment of dividend	-
Shares redeemed	-

Increase in outstanding capital shares	9

Value issued from sale of shares	$44
Value issued from reinvestment of dividend	-
Value redeemed	-

Increase in outstanding capital	$44

(1)Commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

DIVIDEND INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout the Period:

For the fiscal period from 12-30-03(1) through 12-31-03

Net asset value, beginning of period	$5.0000

Income from investment operations:
Net investment income	0.0000
Net realized and unrealized gain on investments	0.0000

Total from investment operations	0.0000

Less distributions from:
Net investment income	0.0000
Capital gains	0.0000

Total distributions	0.0000

Net asset value, end of period	$5.0000

Total return	0.00%
Net assets, end of period	$44
Ratio of expenses to average net assets	0.00%
Ratio of net investment income to average net assets	0.00%
Portfolio turnover rate	0.00%

(1)Commencement of operations.

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

An interview with Philip J. Sanders, portfolio manager of
W&R Target Funds, Inc. - Growth Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Growth Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio posted a strong positive return for the fiscal year, but modestly lagged its benchmark index. The Portfolio increased 23.06 percent for the year, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 28.72 percent during the period; and the Lipper Variable Annuity Large-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 28.37 percent during the period.

Why did the Portfolio lag its benchmark index during the fiscal year?

Several factors contributed to the Portfolio underperforming its benchmark during the year. First, we believe a significant portion of the market's advance in 2003 was driven by lower-quality, turnaround stocks that were particularly hard hit during the prior market downturn. Given our focus on what we feel are higher-quality, sustainable growth companies, the Portfolio did not receive the full benefit of the broad market rally. Simply put, we feel that many of the attributes of our investment process that helped relative performance during the recent bear market have modestly hampered performance during the early stages of the market's recovery. Other factors contributing to the Portfolio's underperformance were its above-average exposure to the aerospace/defense sector, an overweighting in health care stocks (which lagged during the market recovery) and disappointing stock-price performance in certain consumer-cyclical holdings. An overweight position in the strongly performing technology sector benefited Portfolio performance, but not enough to offset the aforementioned factors. Finally, cash also served as a slight drag on performance given the magnitude of the market advance.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

Portfolio performance clearly benefited from improving investor sentiment throughout the year. As 2003 unfolded, a weak economic and corporate profit environment, war fears and high-profile corporate scandals gradually gave way to growing confidence in a global economic recovery. Benefiting from a backdrop of both fiscal and monetary stimulus, corporate profits clearly moved into the recovery phase. There were also some encouraging payroll numbers lending support to the belief that we are in the early stages of job creation, which we feel is key to convincing investors that the recovery can become self-sustaining. Further helping market sentiment was commentary from the Federal Reserve Board that it would be in no hurry to raise interest rates even in a recovery, given the very benign inflation environment.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Our investment philosophy is based on the belief that premium long-term valuations are awarded to those companies that can generate superior levels of profitability and growth on an ongoing basis. Consequently, we continued to focus on what we feel are high-quality, industry-leading companies that we believe possess sustainable competitive advantages and that are well-positioned to benefit from secular trends embedded in the marketplace. Macro-economic factors and individual stock valuations were also taken into account when evaluating prices for particular securities.

What industries or securities did you emphasize during the fiscal year, and what looks attractive to you going forward?

Given the Portfolio's growth orientation, areas of emphasis in 2003 included the technology, health care, financial services and consumer sectors. Looking ahead, these are likely to remain key areas of focus, with the possible exception of the financial sector. In our view, the long decline in interest rates is likely behind us. We believe that the removal of this "tailwind" could potentially make it more difficult for financial stocks to outperform the overall market, although we do see opportunities in some companies leveraged to a recovery in the capital markets. As the economic and profit recovery gains traction, we continue to see opportunities in select technology and consumer-cyclical companies. In our view, many of these companies are poised to post above-average earnings growth in 2004 given the favorable operating leverage inherent in their business models. Certain pharmaceutical and medical device companies are also likely to remain an area of focus due to what we feel are their very-defendable franchises, highly profitable business models and strong secular-unit growth opportunities.

Respectfully,

Philip J. Sanders
Manager
Growth Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Growth Portfolio,
S&P 500 Index and
Lipper Variable Annuity Large-Cap Growth Funds Universe Average
	W&R Target Growth Portfolio	S&P 500 Index	Lipper Variable Annuity Large-Cap Growth Funds Universe Average

12-31-93 Purchase	$10,000	$10,000	$10,000
12-31-94	10,239	10,132	9,820
12-31-95	14,187	13,940	13,138
12-31-96	15,947	17,141	15,777
12-31-97	19,367	22,847	19,818
12-31-98	24,657	29,404	26,524
12-31-99	33,127	35,599	36,530
12-31-00	33,595	32,330	31,355
12-31-01	28,778	28,480	24,631
12-31-02	22,649	22,185	17,703
12-31-03	27,872	28,557	22,726

----- W&R Target Growth Portfolio(1) -- $27,872
+++++ S&P 500 Index -- $28,557
***** Lipper Variable Annuity Large-Cap Growth Funds Universe Average -- $22,726

      (1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-03	23.06%
5-year period ended 12-31-03	2.48%
10-year period ended 12-31-03	10.79%
(2)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF GROWTH PORTFOLIO

December 31, 2003

COMMON STOCKS	Shares	Value

Aircraft - 3.23%
Lockheed Martin Corporation	574,600	$29,534,440
Northrop Grumman Corporation	125,200	11,969,120
		41,503,560
Apparel - 2.46%
Coach, Inc.*	352,100	13,291,775
NIKE, Inc., Class B	267,500	18,313,050
		31,604,825
Banks - 5.75%
Bank of America Corporation	176,900	14,228,067
Citigroup Inc.	708,800	34,405,152
Wells Fargo & Company	427,100	25,151,919
		73,785,138
Beverages - 2.66%
Anheuser-Busch Companies, Inc.	363,600	19,154,448
Coca-Cola Company (The)	294,300	14,935,725
		34,090,173
Broadcasting - 2.69%
Clear Channel Communications, Inc.*	279,800	13,103,034
Viacom Inc., Class B	481,959	21,389,340
		34,492,374
Business Equipment and Services - 2.76%
Manpower Inc.	331,100	15,588,188
Staples, Inc.*	729,600	19,863,360
		35,451,548
Capital Equipment - 0.71%
Cooper Cameron Corporation*	196,700	9,166,220

Chemicals - Specialty - 1.10%
Praxair, Inc.	368,000	14,057,600

Communications Equipment - 3.45%
Cisco Systems, Inc.*	1,825,884	44,232,040

Computers - Micro - 2.49%
Dell Inc.*	941,740	32,000,325

Computers - Peripherals - 12.56%
EMC Corporation*	2,881,100	37,223,812
Electronic Arts Inc.*	334,400	15,935,832
Microsoft Corporation	1,284,300	35,228,349
SAP Aktiengesellschaft, ADR	841,600	34,976,896
Symantec Corporation*	205,000	7,079,675
VERITAS Software Corporation*	828,300	30,738,213
		161,182,777
Consumer Electronics- 0.50%
Garmin Ltd.	117,230	6,356,797
Cosmetics and Toiletries - 0.98%
Estee Lauder Companies Inc. (The), Class A	319,800	12,555,348

Electronic Components - 9.44%
Analog Devices, Inc.	472,532	21,571,086
Intel Corporation	1,069,900	34,290,295
Linear Technology Corporation	169,300	7,108,907
Maxim Integrated Products, Inc.	263,172	13,071,753
Microchip Technology Incorporated	702,700	23,420,991
Texas Instruments Incorporated	465,857	13,686,879
Xilinx, Inc.*	205,100	7,936,344
		121,086,255
Electronic Instruments - 1.83%
Applied Materials, Inc.*	760,442	17,049,110
KLA-Tencor Corporation*	110,000	6,441,600
		23,490,710
Finance Companies - 1.53%
SLM Corporation	519,500	19,574,760

Health Care - Drugs - 10.09%
Amgen Inc.*	523,100	32,309,271
Barr Laboratories, Inc.*	98,600	7,587,270
Forest Laboratories, Inc.*	295,000	18,231,000
Gilead Sciences, Inc.*	235,500	13,695,503
Pfizer Inc.	1,158,575	40,932,455
Teva Pharmaceutical Industries Limited, ADR	293,600	16,647,120
		129,402,619
Health Care - General - 6.78%
Biomet, Inc.	382,700	13,907,318
Boston Scientific Corporation	862,600	31,709,176
Johnson & Johnson	244,596	12,635,829
Zimmer Holdings, Inc.*	408,400	28,751,360
		87,003,683
Hospital Supply and Management - 2.44%
Medtronic, Inc.	643,500	31,280,535

Hotels and Gaming - 2.13%
International Game Technology	765,400	27,324,780

Household - General Products - 0.95%
Procter & Gamble Company (The)	122,600	12,245,288

Motor Vehicle Parts - 0.90%
Danaher Corporation	125,200	11,487,100

Motor Vehicles - 0.52%
Harley-Davidson, Inc.	139,400	6,625,682

Petroleum - Services - 3.06%
BJ Services Company*	255,200	9,161,680
Baker Hughes Incorporated	283,900	9,130,224
Smith International, Inc.*	506,400	21,025,728
		39,317,632
Restaurants - 1.25%
Wendy's International, Inc.	410,000	16,088,400

Retail - Food Stores - 1.05%
Walgreen Co.	370,000	13,460,600

Retail - General Merchandise - 0.52%
Costco Wholesale Corporation	180,900	6,720,435

Retail - Specialty Stores - 4.29%
Best Buy Co., Inc.	232,200	12,130,128
Home Depot, Inc. (The)	626,897	22,248,575
Lowe's Companies, Inc.	372,500	20,632,775
		55,011,478
Security and Commodity Brokers - 5.05%
Chicago Mercantile Exchange Holdings Inc.	90,000	6,512,400
Goldman Sachs Group, Inc. (The)	390,900	38,593,557
Morgan Stanley	220,000	12,731,400
T. Rowe Price Group, Inc.	146,000	6,913,100
		64,750,457
Timesharing and Software - 1.48%
eBay Inc.*	294,050	18,955,933

Utilities - Telephone - 1.02%
Vodafone Group Plc, ADR	522,400	13,080,896

TOTAL COMMON STOCKS - 95.67%		$1,227,385,968
(Cost: $958,716,453)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Food and Related - 0.03%
General Mills, Inc.,
1.17%, Master Note	$440	440,000

Health Care - Drugs - 0.39%
GlaxoSmithKline Finance plc,
1.05%, 2-18-04	5,000	4,993,000

Health Care - General - 0.39%
Baxter International Inc.,
1.09%, 2-3-04	5,000	4,995,004

Household - General Products - 1.22%
Fortune Brands Inc.,
1.05%, 1-22-04	8,597	8,591,734
Procter & Gamble Company (The),
1.01%, 1-15-04	7,000	6,997,251
		15,588,985
Motor Vehicles - 0.31%
Harley-Davidson Funding Corp.,
1.03%, 1-27-04	4,000	3,997,024

Multiple Industry - 0.39%
Michigan Consolidated Gas Co.,
1.11%, 1-8-04	5,000	4,998,921

Utilities - Electric - 0.23%
PacifiCorp,
1.15%, 1-22-04	3,000	2,997,988

Utilities - Telephone - 1.37%
SBC International Inc.:
1.04%, 1-13-04	5,544	5,542,078
1.05%, 1-22-04	8,000	7,995,100
1.18%, 4-15-04	4,000	3,998,483
		17,535,661

TOTAL SHORT-TERM SECURITIES - 4.33%		$55,546,583
(Cost: $55,546,583)

TOTAL INVESTMENT SECURITIES - 100.00%		$1,282,932,551
(Cost: $1,014,263,036)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.00%		10,804

NET ASSETS - 100.00%		$1,282,943,355

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

GROWTH PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,014,263) (Notes 1 and 3)	$1,282,933
Cash	1
Receivables:
Dividends and interest	386
Fund shares sold	119
Prepaid insurance premium	1

Total assets	1,283,440

LIABILITIES
Payable to Fund shareholders	407
Accrued management fee (Note 2)	24
Accrued accounting and administrative services fees (Note 2)	21
Accrued shareholder servicing fee (Note 2)	10
Accrued service fee (Note 2)	9
Other	26

Total liabilities	497

Total net assets	$1,282,943

NET ASSETS
$0.001 par value capital stock:
Capital stock	$158
Additional paid-in capital	1,366,609
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(23)
Accumulated undistributed net realized loss on investment transactions	(352,471)
Net unrealized appreciation in value of investments	268,670

Net assets applicable to outstanding units of capital	$1,282,943

Net asset value, redemption and offering price per share	$8.1267

Capital shares outstanding	157,868
Capital shares authorized	175,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

GROWTH PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $46)	$7,320
Interest and amortization	571

Total income	7,891

Expenses (Note 2):
Investment management fee	6,081
Service fee	2,183
Accounting and administrative services fees	153
Custodian fees	32
Shareholder servicing fee	30
Legal fees	28
Audit fees	11
Other	126

Total expenses	8,644

Net investment loss	(753)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(537)
Unrealized appreciation in value of investments during the period	181,561

Net gain on investments	181,024

Net increase in net assets resulting from operations	$180,271

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

GROWTH PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(753)	$92
Realized net loss on investments	(537)	(81,247)
Unrealized appreciation (depreciation)	181,561	(126,019)

Net increase (decrease) in net assets resulting from operations	180,271	(207,174)

Dividends to shareholders from (Note 1E):(1)
Net investment income	(13)	(92)
Realized gains on securities transactions	-	-

	(13)	(92)

Capital share transactions(2)	398,041	(83,472)

Total increase (decrease)	578,299	(290,738)
NET ASSETS
Beginning of period	704,644	995,382

End of period	$1,282,943	$704,644

Undistributed net investment income (loss)	$(23)	$-

(1)See "Financial Highlights" on page 77.

(2)Shares issued from sale of shares	43,811	17,139
Shares issued in connection with merger of Advantus Capital Appreciation Portfolio and Advantus Growth Portfolio	24,453	-
Shares issued from reinvestment of dividend	1	14
Shares redeemed	(17,095)	(29,061)

Increase (decrease) in outstanding capital shares	51,170	(11,908)

Value issued from sale of shares	$128,418	$130,482
Value issued in connection with merger of Advantus Capital Appreciation Portfolio and Advantus Growth Portfolio	391,605	-
Value issued from reinvestment of dividend	13	92
Value redeemed	(121,995)	(214,046)

Increase (decrease) in outstanding capital	$398,041	$(83,472)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$6.6041	$8.3923	$9.8831	$10.8751	$9.2989

Income (loss) from investment operations:
Net investment income (loss)	(0.0048)	0.0009	0.0246	0.0163	0.0056
Net realized and unrealized gain (loss) on investments	1.5275	(1.7882)	(1.4417)	0.1375	3.1886

Total from investment operations	1.5227	(1.7873)	(1.4171)	0.1538	3.1942

Less distributions from:
Net investment income	(0.0001)	(0.0009)	(0.0246)	(0.0163)	(0.0056)
Capital gains	(0.0000)	(0.0000)	(0.0491)	(1.1295)	(1.6124)

Total distributions	(0.0001)	(0.0009)	(0.0737)	(1.1458)	(1.6180)

Net asset value, end of period	$8.1267	$6.6041	$8.3923	$9.8831	$10.8751

Total return	23.06%	-21.30%	-14.34%	1.41%	34.35%
Net assets, end of period (in millions)	$1,283	$705	$995	$1,256	$1,163
Ratio of expenses to average net assets	0.99%	0.99%	0.97%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	-0.09%	0.01%	0.27%	0.14%	0.06%
Portfolio turnover rate	58.76%	40.58%	50.70%	56.52%	65.82%

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

An interview with William M. Nelson, portfolio manager of
W&R Target Funds, Inc. - High Income Portfolio

This report relates to the operation of W&R Target Funds, Inc. - High Income Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the fiscal year?

Although the Portfolio showed a strong positive return for the year, it lagged its benchmark index. For the fiscal year, the Portfolio increased 19.74 percent, compared with the Citigroup High Yield Market Index (generally reflecting the performance of securities that represent the high yield bond market), which increased 30.63 percent during the period, and the Lipper Variable Annuity High Current Yield Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 23.86 percent for the fiscal year.

Why did the Portfolio lag its benchmark index during the fiscal year?

The Portfolio began the year more defensive in nature than the benchmark. With default rates near an all-time high in 2002, it was positioned for a modest recovery. However, a strong rally in the first quarter of 2003 caused the Portfolio to underperform its benchmark for the year. The Portfolio's focus on higher-quality securities also detracted from performance. Continued inflows into the sector caused investors to search for a rebound in troubled credits. Traditionally, investors are rewarded for being vigilant on owning quality names, but 2003 can best be characterized as a year in which credit had very little to do with returns. Those names that were near the brink of bankruptcy and with little access to the credit markets in general were the biggest outperformers of the year. CCC credits (an area in which we had lower exposure) substantially outperformed the market, while B and BB underperformed the index.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

In our view, a dramatic reduction in the default rate helped fuel the large high-yield sector returns for the year. Large cash inflows from investors and reallocations of fixed income mandates to the high-yield area also had an effect.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

As noted above, the Portfolio was more defensive in nature at the beginning of the year. We attempted to structure the Portfolio during the year to benefit from the increasing economic recovery. However, the Portfolio is traditionally a higher-quality high income fund and therefore had less CCC exposure than did the indices.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

The Portfolio was overweight in defensive sectors and less so in cyclical sectors. The Portfolio is currently undergoing another reallocation to those sectors that we believe will benefit both from an improving economy as well as merger and acquisition activity. We have increased the Portfolio's weighting in the cable sectors, especially those that we believe will benefit from capital-structure improvement. In addition, some increased exposure to CCC credits has been added.

Respectfully,

William M. Nelson
Manager
High Income Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target High Income Portfolio,
Citigroup High Yield Market Index and
Lipper Variable Annuity High Current Yield Funds Universe Average
	W&R Target High Income Portfolio	Citigroup High Yield Market Index	Lipper Variable Annuity High Current Yield Funds Universe Average

12-31-93 Purchase	$10,000	$10,000	$10,000
12-31-94	9,745	9,876	9,740
12-31-95	11,521	11,823	11,525
12-31-96	12,951	13,157	13,130
12-31-97	14,769	14,892	14,918
12-31-98	15,057	15,429	15,063
12-31-99	15,692	15,697	15,564
12-31-00	14,166	14,806	14,397
12-31-01	15,466	15,611	14,534
12-31-02	15,153	15,372	14,407
12-31-03	18,144	20,080	17,845

+++++ W&R Target High Income Portfolio(1) -- $18,144
----- Citigroup High Yield Market Index -- $20,080
***** Lipper Variable Annuity High Current Yield Funds Universe Average -- $17,845

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-03	19.74%
5-year period ended 12-31-03	3.80%
10-year period ended 12-31-03	6.14%
(2)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

Investing in high income, lower rated securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF HIGH INCOME PORTFOLIO

December 31, 2003
COMMON STOCKS, RIGHTS AND WARRANTS	Shares	Value

Broadcasting - 0.34%
Citadel Broadcasting Corporation*	25,000	$559,250

Communications Equipment - 0.00%
Primus Telecommunications Group,
Incorporated, Warrants*	500	625

Cosmetics and Toiletries - 0.61%
Elizabeth Arden, Inc.*	50,000	996,250

Healthcare - General - 0.04%
ALARIS Medical, Inc.*	4,446	67,624

Petroleum - Services - 0.18%
Baker Hughes Incorporated	5,000	160,800
Schlumberger Limited	2,500	136,800
		297,600
Security and Commodity Brokers - 0.00%
ONO Finance Plc, Rights (A)*	250	2

Trucking and Shipping - 0.22%
Central Freight Lines, Inc.*	20,000	358,200

Utilities - Telephone - 0.00%
GT Group Telecom, Inc., Warrants (A)*	300	225
IWO Holdings, Inc., Warrants (A)*	1,500	15
Leap Wireless International, Inc., Warrants (A)*	1,250	13
		253

TOTAL COMMON STOCKS, RIGHTS AND WARRANTS - 1.39%		$2,279,804
(Cost: $2,554,199)

PREFERRED STOCKS

Broadcasting - 0.11%
Adelphia Communications Corporation, 13.0%*	12,500	190,625

Multiple Industry - 0.57%
Anvil Holdings, Inc., 13.0%*	65,627	935,178

TOTAL PREFERRED STOCKS - 0.68%		$1,125,803
(Cost: $1,942,028)

THE INVESTMENTS OF HIGH INCOME PORTFOLIO

December 31, 2003
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 0.77%
BE Aerospace, Inc.,
8.5%, 10-1-10 (A)	$50	$53,625
Bombardier Recreational Products Inc.,
8.375%, 12-15-13 (A)	200	209,000
L-3 Communications Corporation,
6.125%, 1-15-14 (A)	1,000	1,002,500
		1,265,125
Apparel - 0.16%
Perry Ellis International, Inc.,
8.875%, 9-15-13 (A)	250	263,125

Beverages - 0.66%
Cott Beverages Inc.,
8.0%, 12-15-11	1,000	1,080,000

Broadcasting - 5.04%
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation:
10.25%, 9-15-10 (A)	1,000	1,050,000
0.0%, 4-1-11 (B)	1,000	855,000
0.0%, 5-15-11 (B)	1,000	670,000
0.0%, 1-15-12 (B)	500	307,500
Gray Communications Systems, Inc.,
9.25%, 12-15-11	500	557,500
Insight Communications Company, Inc.,
0.0%, 2-15-11 (B)	1,500	1,282,500
Spanish Broadcasting System, Inc.,
9.625%, 11-1-09	1,015	1,083,512
Susquehanna Media Co.,
8.5%, 5-15-09	2,000	2,100,000
Young Broadcasting Inc.,
8.5%, 12-15-08 (A)	350	376,250
		8,282,262
Business Equipment and Services - 9.41%
Alderwoods Group, Inc.,
12.25%, 1-2-09	500	562,500
Allied Waste North America, Inc.,
8.5%, 12-1-08	2,000	2,225,000
Armor Holdings, Inc.,
8.25%, 8-15-13 (A)	750	802,500
Browning-Ferris Industries, Inc.,
7.875%, 3-15-05	15	15,675
Dex Media West LLC and Dex Media West Finance Co.:
8.5%, 8-15-10 (A)	300	334,125
9.875%, 8-15-13 (A)	1,000	1,162,500
0.0%, 11-15-13 (A)(B)	2,500	1,762,500
8.0%, 11-15-13 (A)	1,000	1,050,000
Business Equipment and Services (Continued)
DigitalNet, Inc.,
9.0%, 7-15-10	$975	$1,055,438
IESI Corporation,
10.25%, 6-15-12	1,150	1,277,937
Moore North America Finance Inc.,
7.875%, 1-15-11 (A)	750	849,375
Nextel Partners, Inc.:
11.0%, 3-15-10	1,250	1,381,250
8.125%, 7-1-11	1,250	1,331,250
Vertis, Inc.:
9.75%, 4-1-09	150	162,938
10.875%, 6-15-09	1,420	1,508,750
		15,481,738
Capital Equipment - 1.99%
Atrium Companies, Inc.:
10.5%, 5-1-09	750	802,500
10.5%, 5-1-09 (A)	250	267,500
Case New Holland Inc.,
9.25%, 8-1-11 (A)	1,000	1,120,000
Esterline Technologies Corporation,
7.75%, 6-15-13 (A)	750	806,250
Great Lakes Dredge & Dock Corporation,
7.75%, 12-15-13 (A)	275	282,906
		3,279,156
Chemicals - Petroleum and Inorganic - 0.47%
Nalco Company,
8.875%, 11-15-13 (A)	250	265,000
PolyOne Corporation,
10.625%, 5-15-10	500	500,000
		765,000
Chemicals - Specialty - 2.66%
Buckeye Technologies Inc.:
8.0%, 10-15-10	500	490,000
8.5%, 10-1-13	1,250	1,337,500
Compass Minerals Group, Inc.,
0.0%, 12-15-12 (B)	1,350	1,066,500
Ethyl Corporation,
8.875%, 5-1-10	250	267,500
Salt Holdings Corporation,
0.0%, 6-1-13 (A)(B)	1,750	1,207,500
		4,369,000
Coal - 0.50%
Southern Star Central Corp.,
8.5%, 8-1-10 (A)	750	828,750

Communications Equipment - 1.72%
General Cable Corporation,
9.5%, 11-15-10 (A)	$500	$535,000
Primus Telecommunications Group, Incorporated,
11.25%, 1-15-09	1,500	1,590,000
SBA Communications Corporation and SBA Telecommunications, Inc.,
0.0%, 12-15-11 (A)(B)	1,000	705,000
		2,830,000
Computers - Peripherals - 0.99%
Activant Solutions Inc.,
10.5%, 6-15-11	1,250	1,345,313
Titan Corporation (The),
8.0%, 5-15-11 (A)	250	283,750
		1,629,063
Construction Materials - 2.36%
Brand Services, Inc.,
12.0%, 10-15-12	650	751,562
Interface, Inc.:
9.5%, 11-15-05	750	727,500
10.375%, 2-1-10	445	470,588
Jacuzzi Brands, Inc.,
9.625%, 7-1-10 (A)	1,750	1,925,000
		3,874,650
Containers - 3.88%
Alltrista Corporation,
9.75%, 5-1-12	250	275,000
BWAY Corporation,
10.0%, 10-15-10	1,000	1,090,000
Crown European Holdings:
9.5%, 3-1-11	1,000	1,132,500
10.875%, 3-1-13	50	58,813
MDP Acquisitions plc,
9.625%, 10-1-12	900	1,008,000
Owens-Illinois, Inc.,
7.35%, 5-15-08	2,500	2,565,625
Silgan Holdings,
6.75%, 11-15-13 (A)	250	250,625
		6,380,563
Cosmetics and Toiletries - 0.76%
Chattem, Inc.,
8.875%, 4-1-08	1,021	1,051,630
General Nutrition Centers, Inc.,
8.5%, 12-1-10 (A)	200	205,000
		1,256,630
Electrical Equipment - 3.63%
Integrated Electrical Services, Inc.,
9.375%, 2-1-09	$1,250	$1,312,500
Nortek Holdings, Inc.,
0.00%, 5-15-11 (A)(B)	1,000	722,500
Nortek, Inc.,
9.875%, 6-15-11	1,000	1,102,500
Northwest Pipeline Corporation,
8.125%, 3-1-10	750	832,500
Rayovac Corporation,
8.5%, 10-1-13	350	371,000
Rexnord Corporation,
10.125%, 12-15-12	500	547,500
SPX Corporation,
7.5%, 1-1-13	1,000	1,087,500
		5,976,000
Finance Companies - 8.96%
American Seafoods Group LLC and American Seafoods, Inc.,
10.125%, 4-15-10	860	1,026,625
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
8.375%, 3-15-13	1,075	1,247,000
El Paso Production Holding Company,
7.75%, 6-1-13 (A)	1,500	1,477,500
Equinox Holdings Inc.,
9.0%, 12-15-09 (A)	650	671,125
Ferrellgas Partners, L.P. and Ferrellgas
Partners Finance Corp.,
8.75%, 6-15-12	2,000	2,200,000
Level 3 Financing, Inc.,
10.75%, 10-15-11 (A)	1,000	1,057,500
MSW Energy Holdings LLC and MSW Energy Finance Co., Inc.,
8.5%, 9-1-10 (A)	300	327,000
NBC Acquisition Corp.,
10.75%, 2-15-09	500	519,375
NMHG Holding Co.,
10.0%, 5-15-09	1,000	1,105,000
Nexstar Finance, Inc.,
7.0%, 1-15-14 (A)	500	502,500
Nexstar Finance, L.L.C. and Nexstar Finance, Inc.,
12.0%, 4-1-08	1,500	1,691,250
Pinnacle Foods Holding Corporation,
8.25%, 12-1-13 (A)	$750	$776,250
Qwest Capital Funding, Inc.,
7.75%, 8-15-06	1,000	1,035,000
Tabletop Holdings, Inc.,
0.0%, 5-15-14 (A)(B)	2,000	1,100,000
		14,736,125
Food and Related - 0.96%
Chiquita Brands International, Inc.,
10.56%, 3-15-09	1,000	1,107,500
Merisant Company,
9.5%, 7-15-13 (A)	450	479,250
		1,586,750
Forest and Paper Products - 1.31%
Georgia-Pacific Corporation:
8.875%, 2-1-10	500	570,000
8.875%, 5-15-31	1,440	1,584,000
		2,154,000
Furniture and Furnishings - 1.03%
Associated Materials Incorporated,
9.75%, 4-15-12	525	574,875
Tempur-Pedic, Inc. and Tempur Production USA, Inc.,
10.25%, 8-15-10 (A)	1,000	1,115,000
		1,689,875
Health Care - General - 1.20%
Sybron Dental Specialties, Inc.,
8.125%, 6-15-12	850	924,375
Universal Hospital Services, Inc.,
10.125%, 11-1-11 (A)	1,000	1,050,000
		1,974,375
Homebuilders, Mobile Homes - 2.03%
KB Home,
9.5%, 2-15-11	1,000	1,115,000
WCI Communities, Inc.:
10.625%, 2-15-11	1,000	1,130,000
9.125%, 5-1-12	1,000	1,100,000
		3,345,000
Hospital Supply and Management - 3.24%
Insight Health Services Corp.,
9.875%, 11-1-11	1,250	1,325,000
Mariner Health Care, Inc.,
8.25%, 12-15-13 (A)	750	757,500
Medex, Inc.,
8.875%, 5-15-13 (A)	1,000	1,075,000
Hospital Supply and Management (Continued)
Psychiatric Solutions, Inc.,
10.625%, 6-15-13	$450	$505,125
Select Medical Corporation,
7.5%, 8-1-13	500	530,000
United Surgical Partners Holdings, Inc.,
10.0%, 12-15-11	1,000	1,135,000
		5,327,625
Hotels and Gaming - 2.36%
CapStar Hotel Company,
8.75%, 8-15-07	500	506,250
Inn of the Mountain Gods Resort and Casino,
12.0%, 11-15-10 (A)	850	903,125
John Q Hammons Hotels, L.P. and John Q Hammons Hotels Finance Corporation III,
8.875%, 5-15-12	250	275,625
Mohegan Tribal Gaming Authority,
8.0%, 4-1-12	600	649,500
River Rock Entertainment Authority,
9.75%, 11-1-11 (A)	900	967,500
Venetian Casino Resort, LLC and Las Vegas Sands, Inc.,
11.0%, 6-15-10	500	580,000
		3,882,000
Household - General Products - 1.93%
B & G Foods, Inc.,
9.625%, 8-1-07	1,500	1,546,875
Del Monte Corporation,
8.625%, 12-15-12	400	438,000
JohnsonDiversey, Inc.,
9.625%, 5-15-12	1,060	1,181,900
		3,166,775
Leisure Time Industry - 0.97%
Premier Parks Inc.,
9.75%, 6-15-07	1,525	1,599,344

Metal Fabrication - 0.48%
IMCO Recycling Inc.,
10.375%, 10-15-10 (A)	275	282,562
Wolverine Tube, Inc.,
10.5%, 4-1-09	500	510,000
		792,562
Motion Pictures - 2.57%
AMC Entertainment Inc.,
9.5%, 3-15-09	$1,000	$1,030,000
Cinemark USA, Inc.:
8.5%, 8-1-08	1,500	1,561,875
9.0%, 2-1-13	1,120	1,260,000
Gaylord Entertainment Company,
8.0%, 11-15-13 (A)	350	369,250
		4,221,125
Motor Vehicle Parts - 0.82%
Collins & Aikman Floorcoverings, Inc.,
9.75%, 2-15-10	500	535,000
Keystone Automotive Operations, Inc.,
9.75%, 11-1-13 (A)	750	806,250
		1,341,250
Motor Vehicles - 0.80%
Sonic Automotive, Inc.,
8.625%, 8-15-13	1,250	1,318,750

Multiple Industry - 2.59%
Doane Pet Care Company,
10.75%, 3-1-10	700	724,500
Muzak LLC and Muzak Finance Corp.,
10.0%, 2-15-09	500	532,500
Owens-Brockway Glass Container Inc.,
8.75%, 11-15-12	750	835,312
Phoenix Color Corp.,
10.375%, 2-1-09	1,500	1,336,875
WESCO Distribution, Inc.,
9.125%, 6-1-08	800	828,000
		4,257,187
Petroleum - Domestic - 2.16%
Chesapeake Energy Corporation:
9.0%, 8-15-12	500	575,000
6.875%, 1-15-16 (A)	1,500	1,545,000
Tom Brown, Inc. and Tom Brown Resources Funding Corp., Units,
7.25%, 9-15-13 (C)	1,350	1,427,625
		3,547,625
Petroleum - Services - 1.62%
Hanover Compressor Company,
8.625%, 12-15-10	$500	$520,000
Key Energy Services, Inc.,
8.375%, 3-1-08	750	802,500
North American Energy Partners Inc.,
8.75%, 12-1-11 (A)	500	525,000
SESI, L.L.C.,
8.875%, 5-15-11	750	817,500
		2,665,000
Publishing - 2.49%
CBD Media LLC and CBD Finance, Inc.,
8.625%, 6-1-11 (A)	1,000	1,100,000
Dex Media East LLC and Dex Media East Finance Co.,
12.125, 11-15-12	525	645,750
TransWestern Publishing Company LLC,
9.625%, 11-15-07	2,265	2,344,275
		4,090,025
Railroad - 0.56%
Kansas City Southern Railway Company (The),
7.5%, 6-15-09	900	922,500

Real Estate Investment Trust - 2.18%
La Quinta Properties, Inc.,
8.875%, 3-15-11	1,000	1,106,250
Meritage Corporation,
9.75%, 6-1-11	1,275	1,424,813
Thornburg Mortgage, Inc.,
8.0%, 5-15-13	1,000	1,050,000
		3,581,063
Restaurants - 1.50%
Carrols Corporation,
9.5%, 12-1-08	250	253,750
Friendly Ice Cream Corporation,
10.5%, 12-1-07	1,398	1,448,677
Host Marriott, L.P.,
7.125%, 11-1-13 (A)	750	765,000
		2,467,427
Retail - Food Stores - 0.91%
Couche-Tard U.S. L.P. and Couche-Tard Financing Corp.,
7.5%, 12-15-13 (A)	400	419,000
Rite Aid Corporation,
8.125%, 5-1-10	1,000	1,075,000
		1,494,000

Retail - General Merchandise - 2.01%
Interline Brands, Inc.,
11.5%, 5-15-11	$500	$551,250
Roundy's, Inc.,
8.875%, 6-15-12	1,000	1,067,500
United Auto Group, Inc.,
9.625%, 3-15-12	1,500	1,680,000
		3,298,750
Retail - Specialty Stores - 2.71%
American Achievement Corporation,
11.625%, 1-1-07	1,000	1,100,000
CSK Auto, Inc.,
12.0%, 6-15-06	1,500	1,721,250
Group 1 Automotive, Inc.,
8.25%, 8-15-13	500	535,000
Michaels Stores, Inc.,
9.25%, 7-1-09	1,000	1,103,750
		4,460,000
Timesharing and Software - 0.68%
NDCHealth Corporation,
10.5%, 12-1-12	1,000	1,125,000

Utilities - Electric - 0.34%
National Waterworks, Inc.,
10.5%, 12-1-12	500	558,750

Utilities - Gas and Pipeline - 4.88%
ANR Pipeline Company,
8.875%, 3-15-10	500	562,500
AmeriGas Partners, L.P. and AP Eagle FinanceCorp.,
8.875%, 5-20-11	2,500	2,750,000
Southern Natural Gas Company,
8.875%, 3-15-10	1,000	1,125,000
Suburban Propane Partners, L.P.,
6.875%, 12-15-13 (A)	1,000	1,010,000
Williams Companies, Inc. (The):
7.5%, 1-15-31	2,000	2,025,000
8.625%, 6-1-10	500	561,250
		8,033,750
Utilities - Telephone - 6.40%
Crown Castle International Corp.,
7.5%, 12-1-13 (A)	2,000	2,010,000
Level 3 Communications, Inc.,
0.0%, 12-1-08	1,250	1,178,125
MCI Communications Corporation,
7.75%, 3-23-25 (D)	1,000	805,000
Utilities - Telephone (Continued)
Nextel Communications, Inc.,
7.375%, 8-1-15	$1,750	$1,881,250
Qwest Communications International Inc.,
13.0%, 2-15-07 (A)	500	587,500
Qwest Services Corporation and Qwest Communications International Inc.:
13.5%, 12-15-10 (A)	1,500	1,822,500
14.0%, 12-15-14 (A)	1,000	1,272,500
Triton PCS, Inc.,
8.75%, 11-15-11	1,000	985,000
		10,541,875

TOTAL CORPORATE DEBT SECURITIES - 94.69%		$155,739,570
(Cost: $145,210,155)

TOTAL SHORT-TERM SECURITIES - 1.67%		$2,739,268
(Cost: $2,739,268)

TOTAL INVESTMENT SECURITIES - 98.43%		$161,884,445
(Cost: $152,445,650)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.57%		2,583,640

NET ASSETS - 100.00%		$164,468,085

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers At December 31, 2003, the total value of these securities amounted to $43,094,348 or 26.20% of net assets.

(B)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(C)Each unit of Tom Brown, Inc. and Tom Brown Resources Funding Corp. consists of $512 principal amount of 7.25% senior subordinated notes due September 15, 2013 of Tom Brown, Inc. and $488 principal amount of 7.25% senior senior subordinated notes due September 15, 2013 of Tom Brown Resources Funding Corp.

(D)Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

HIGH INCOME PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $152,446) (Notes 1 and 3)	$161,884
Cash	1
Receivables:
Dividends and interest	2,604
Fund shares sold	9
Prepaid insurance premium	1

Total assets	164,499

LIABILITIES
Payable to Fund shareholders	14
Accrued accounting and administrative services fees (Note 2)	5
Accrued management fee (Note 2)	3
Accrued shareholder servicing fee (Note 2)	2
Accrued service fee (Note 2)	1
Other	6

Total liabilities	31

Total net assets	$164,468

NET ASSETS
$0.001 par value capital stock:
Capital stock	$49
Additional paid-in capital	195,129
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	-	*
Accumulated undistributed net realized loss on investment transactions	(40,149)
Net unrealized appreciation in value of investments	9,439

Net assets applicable to outstanding units of capital	$164,468

Net asset value, redemption and offering price per share	$3.3375

Capital shares outstanding	49,278
Capital shares authorized	70,000

*Not shown due to rounding

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

HIGH INCOME PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$12,915
Dividends	46

Total income	12,961

Expenses (Note 2):
Investment management fee	906
Service fee	362
Accounting and administrative services fees	54
Custodian fees	13
Audit fees	9
Shareholder servicing fee	5
Legal fees	3
Other	23

Total expenses	1,375

Net investment income	11,586

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	3,942
Unrealized appreciation in value of investments during the period	10,475

Net gain on investments	14,417

Net increase in net assets resulting from operations	$26,003

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

HIGH INCOME PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment income	$11,586	$10,217
Realized net gain (loss) on investments	3,942	(11,835)
Unrealized appreciation (depreciation)	10,475	(847)

Net increase (decrease) in net assets resulting from operations	26,003	(2,465)

Dividends to shareholders from net investment income (Note 1E)(1)	(11,586)	(10,217)

Capital share transactions(2)	22,083	24,323

Total increase	36,500	11,641
NET ASSETS
Beginning of period	127,968	116,327

End of period	$164,468	$127,968

Undistributed net investment income	$- *	$-

(1)See "Financial Highlights" on page 95.

(2)Shares issued from sale of shares	11,337	12,223
Shares issued from reinvestment of dividend	3,471	3,407
Shares redeemed	(8,206)	(7,928)

Increase in outstanding capital shares	6,602	7,702

Value issued from sale of shares	$37,057	$39,863
Value issued from reinvestment of dividend	11,586	10,217
Value redeemed	(26,560)	(25,757)

Increase in outstanding capital	$22,083	$24,323

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

HIGH INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$2.9986	$3.3261	$3.3542	$4.1691	$4.4143

Income (loss) from investment operations:
Net investment income	0.2529	0.2602	0.3346	0.4107	0.4313
Net realized and unrealized gain (loss) on investments	0.3389	(0.3275)	(0.0281)	(0.8149)	(0.2452)

Total from investment operations	0.5918	(0.0673)	0.3065	(0.4042)	0.1861

Less distributions from net investment income	(0.2529)	(0.2602)	(0.3346)	(0.4107)	(0.4313)

Net asset value, end of period	$3.3375	$2.9986	$3.3261	$3.3542	$4.1691

Total return	19.74%	-2.02%	9.18%	-9.73%	4.22%
Net assets, end of period (in millions)	$164	$128	$116	$102	$121
Ratio of expenses to average net assets	0.95%	0.95%	0.93%	0.96%	0.92%
Ratio of net investment income to average net assets	7.99%	8.42%	9.60%	10.02%	9.17%
Portfolio turnover rate	119.25%	85.17%	193.71%	118.96%	87.84%

See Notes to Financial Statements.

MANAGER'S DISCUSSION
      December 31, 2003

An interview with Thomas A. Mengel, portfolio manager of
W&R Target Funds, Inc. - International Portfolio

This report relates to the operation of the W&R Target Funds, Inc. - International Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio showed a positive return for the period, but lagged its benchmark index. The Portfolio increased 24.90 percent for the fiscal year, while the Morgan Stanley Capital International E.A.FE. Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) increased 38.59 percent during the year. The Lipper Variable Annuity International Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 35.27 percent for the year.

Why did the Portfolio lag its benchmark index during the fiscal year?

We believe that three factors contributed to underperformance. First, our stock selection lagged the benchmark return. Second, we were underweight in Japan during the fiscal year. And third, we did not participate in the broad high-beta (lower quality) stock rally, preferring instead to focus on what we felt were well-managed companies in healthy sectors.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

Early in 2003, global geopolitical concerns regarding the Iraq War triggered extreme global market volatility and risk aversion. Continental Europe suffered some of the weakest equity markets, due to their inflexible corporate legal structure and labor markets. In March, Asian consumer markets were shocked by an outbreak of atypical pneumonia that depressed travel and retail sectors through July.

Generally, government policy responses, in our view, were prompt and appropriate. Where possible, fiscal policy was tapped in an effort to create business demand or encourage business and consumer activity. Central banks continued to ease monetary policy during these difficult times, providing reassurance to global investors and helping to set the stage for an impressive stock market rally that began in the second quarter of 2003.

By August, the global growth outlook had improved significantly. Both the United States and China were growing above trend, creating enormous export demand across Asia and Europe. China also benefited from a broad increase in outsourcing demand, as production facilities were shifted to China in an effort to take advantage of that country's low labor costs. A capital spending replacement cycle further boosted demand for technology equipment. Low interest rates and abundant credit fueled strong housing and auto spending in many countries, despite lagging job growth in most.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

During several periods throughout the year, the Japanese stock index outperformed other major markets, in anticipation of global reflation. Still, we believe there has been little progress on structural financial reform in Japan and that serious risks remain. As a result, we underweighted this market in 2003.

We increased our equity exposure as broad market sentiment improved this year, but we chose to maintain our preference for what we saw as well-managed companies in healthy sectors rather than join the high-beta trend that was initially driving stock prices higher.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We have continued to emphasize growth companies in Continental Europe that we believe benefit from the global recovery, especially export companies that enjoy a solid competitive position. In Britain, we originally focused on growth stocks that we felt benefited from the relatively strong domestic economy, but have cautiously trimmed our holdings because the country has now entered a modest interest-rate-increase cycle. Despite continuing imbalances within Japan's economy, we believe there are still good companies with solid balance sheets, good management and strong growth prospects, especially some of the larger exporters we have selected. Our Asian weights are moderate, concentrated on industry leaders that we believe should benefit from continued strong Chinese business demand. We remain alert to signs of over-leveraged households in several countries, especially those with recent housing booms sparked by extremely low interest rates.

We intend to remain flexible with our geographic and sector allocations, responding to future developments in global financial markets. In the current environment, we think sustainable U.S. economic growth remains the most important prerequisite for rising global equity markets. Capital spending plans may continue to be supportive, but we believe that U.S. consumer spending power must be maintained. Longer term, we feel that U.S. employment growth is key. In our view, these critical U.S. macroeconomic issues will dictate the form and pace of global growth in 2004.

We intend to closely monitor Continental Europe for any signs of corporate financial strain that could potentially develop if the euro were to strengthen dramatically beyond its current level. Similarly, we believe that any significant yen strengthening could be a detriment to Japan's economic stabilization efforts. If the U.S. dollar weakens significantly further, we anticipate a period of broad currency volatility that is typically associated with currency extremes.

The difficult business climate of the last few years has forced many foreign companies to accelerate restructuring efforts, especially across Europe. This positive improvement should, in our view, be an important focus for investors as the broader economic and financial environment improves. We continue to believe that foreign equity investments provide important long-term portfolio diversification for our shareholders.

Respectfully,

Thomas A. Mengel
Manager
International Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target International Portfolio,
Morgan Stanley Capital International E.A.FE. Index and
Lipper Variable Annuity International Funds Universe Average
	W&R Target International Portfolio	Morgan Stanley Capital International E.A.FE. Index	Lipper Variable Annuity International Funds Universe Average

05-03-94 Purchase	$10,000	$10,000	$10,000
12-31-94	10,026	9,990	9,835
12-31-95	10,756	11,110	11,099
12-31-96	12,381	11,782	12,694
12-31-97	14,448	11,991	13,478
12-31-98	19,345	14,389	15,389
12-31-99	32,031	18,269	21,959
12-31-00	24,454	15,681	18,774
12-31-01	19,017	12,318	14,752
12-31-02	15,565	10,354	12,279
12-31-03	19,440	14,350	16,610

----- W&R Target International Portfolio(1) -- $19,440
+++++ Morgan Stanley Capital International E.A.FE. Index(2) -- $14,350
***** Lipper Variable Annuity International Funds Universe Average(2) -- $16,610

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes were effected as of April 30, 1994.

Average Annual Total Return(3)

1-year period ended 12-31-03	24.90%
5-year period ended 12-31-03	0.10%
9+ year period ended 12-31-03(4)	7.12%
(3)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)5-3-94 (the initial offering date) through 12-31-03. Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc. International investing involves special risks, including political, economic and currency risks. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

INTERNATIONAL PORTFOLIO

As a shareholder of International Portfolio, for every $100 you had invested on December 31, 2003, your Portfolio was invested by geographic region and by industry, respectively, as follows:

Europe	$68.87
Pacific Basin	$21.11
Scandinavia	$3.28
Canada	$2.14
Cash and Cash Equivalents	$2.02
Other Government Security	$1.56
Asia	$0.87
Middle East	$0.15

Financial Services Stocks	$31.51
Consumer Goods Stocks	$8.12
Utilities Stocks	$7.46
Retail Stocks	$6.84
Business Equipment and Services Stocks	$6.73
Health Care Stocks	$6.46
Energy Stocks	$6.23
Technology Stocks	$5.20
Consumer Services Stocks	$5.03
Capital Goods Stocks	$4.67
Raw Materials Stocks	$4.11
Multi-Industry Stocks	$2.73
Cash and Cash Equivalents	$2.02
Other Government Security	$1.56
Miscellaneous Stocks	$1.33

THE INVESTMENTS OF INTERNATIONAL PORTFOLIO

December 31, 2003

COMMON STOCKS	Shares	Value

Australia - 2.04%
Australia and New Zealand Banking Group Limited (A)	62,500	$831,844
News Corporation Limited (The) (A)	199,655	1,802,100
Westpac Banking Corporation (A)	68,600	825,757
		3,459,701
Austria - 1.45%
Erste Bank der oesterreichischen Sparkassen AG (A)	20,000	2,468,648

Canada - 2.14%
EnCana Corporation (A)	45,000	1,775,629
Shoppers Drug Mart Corporation* (A)(B)	80,000	1,855,629
		3,631,258
France - 8.90%
Alcatel, Class A* (A)	57,800	743,515
BNP Paribas SA (A)	56,500	3,553,523
Carrefour SA (A)	15,600	855,361
Lafarge (A)	8,900	791,646
Publicis Groupe S.A. (A)	50,000	1,618,971
Sanofi-Synthelabo (A)	12,400	932,679
Societe Generale, Class A (A)	5,000	440,965
TF1 (A)	34,000	1,185,717
Total S.A. (A)	17,800	3,305,625
VINCI (A)	20,200	1,670,791
		15,098,793
Germany - 12.47%
Allianz Aktiengesellschaft, Registered Shares (A)	29,500	3,720,422
BASF Aktiengesellschaft (A)	20,400	1,151,448
Bayer Aktiengesellschaft (A)	35,000	1,031,858
Deutsche Telekom AG, Registered Shares* (A)	98,600	1,806,248
Fresenius AG (A)	4,700	328,645
Henkel Kommanditgesellschaft auf Aktien (A)	31,800	2,488,025
Munchener Ruckversicherungs -
Gesellschaft Aktiengesellschaft (A)	14,300	1,744,364
PUMA Aktiengesellschaft Rudolf Dassler Sport (A)	17,500	3,093,369
SAP Aktiengesellschaft, ADR (A)	13,800	2,326,330
Siemens AG (A)	43,050	3,460,429
		21,151,138
Greece - 1.33%
Alpha Bank (A)(B)	75,000	2,264,040

Hong Kong - 3.61%
China Mobile (Hong Kong) Limited (A)	540,000	1,655,375
China Resources Power Holdings Company
Limited* (A)(B)	3,142,000	1,456,915
Hutchison Whampoa Limited, Ordinary Shares (A)	410,000	3,010,124
		6,122,414
India - 0.87%
Infosys Technologies Limited, ADS	15,400	1,469,083

Ireland - 2.98%
Anglo Irish Bank Corporation plc (A)	137,000	2,169,661
DEPFA BANK plc (A)	22,980	2,886,564
		5,056,225
Israel - 0.15%
VIZRT Ltd.* (A)(B)	60,000	263,067

Italy - 5.89%
Alleanza Assicurazioni S.p.A. (A)	100,000	1,093,593
Assicurazioni Generali SpA (A)	45,000	1,190,606
Banca Nazionale Lavoro S.p.A.* (A)	760,000	1,814,508
Banco Popolare di Verona e Novara S.c. a r.l. (A)	56,600	956,985
Eni S.p.A. (A)	120,000	2,261,772
Mediaset S.p.A. (A)	95,800	1,136,979
UniCredito Italiano SpA (A)	283,900	1,530,894
		9,985,337
Japan - 13.96%
Canon Inc. (A)	39,000	1,816,663
Dentsu Inc. (A)	500	2,520,420
Fuji Photo Film Co., Ltd. (A)	26,000	839,767
Funai Electric Co., Ltd. (A)	6,100	837,629
Honda Motor Co., Ltd. (A)	19,600	870,908
Ito-Yokado Co., Ltd. (A)	41,000	1,289,802
Mitsui Fudosan Co., Ltd. (A)	150,000	1,355,426
NEC Corporation (A)	180,000	1,325,741
NEC Electronics Corporation* (A)	18,000	1,317,340
NTT DoCoMo, Inc. (A)	550	1,247,608
Nippon Television Network Corporation (A)	10,700	1,591,141
Nippon Yusen Kabushiki Kaisha (A)	200,000	905,484
Nissan Motor Co., Ltd. (A)	64,800	740,399
Nomura Holdings, Inc. (A)	171,000	2,913,186
ORIX Corporation (A)	20,000	1,654,142
Sumitomo Mitsui Financial Group, Inc. (A)	150	799,533
Takeda Chemical Industries, Ltd. (A)	29,000	1,150,525
Toyota Motor Corporation (A)	14,700	496,747
		23,672,461
Korea - 1.50%
LG Chem, Ltd. (A)	20,000	923,206
Samsung Electronics Co., Ltd. (A)	4,300	1,627,612
		2,550,818
Netherlands - 4.77%
ASML Holding N.V.* (A)	60,000	1,188,338
Euronext N.V. (A)	44,000	1,112,592
ING Groep N.V., Certicaaten Van Aandelen (A)	72,030	1,677,979
Koninklijke Philips Electronics N.V.,
Ordinary Shares (A)	64,000	1,866,668
Royal Dutch Petroleum Company (A)	42,500	2,238,212
		8,083,789
Spain - 1.35%
Enagas, S.A. (A)	40,500	438,823
Endesa S.A. (A)	96,600	1,856,022
		2,294,845
Sweden - 3.28%
Alfa Laval AB (A)(B)	130,000	1,979,200
Skandinaviska Enskilda Banken AB (A)	131,000	1,930,676
Telefonaktiebolaget LM Ericsson, Class B* (A)	918,400	1,647,228
		5,557,104
Switzerland - 10.33%
Adecco S.A. (A)	14,400	925,016
Baloise-Holding, Registered Shares (A)	41,500	1,731,961
Clariant Ltd., Registered Shares* (A)	50,000	737,314
Credit Suisse Group, Registered Shares (A)	89,000	3,254,080
Nestle S.A., Registered Shares (A)	6,770	1,690,312
Novartis AG, ADR (A)	74,000	3,357,385
Roche Holdings AG, Genussschein (A)	19,200	1,935,359
UBS AG (A)	40,050	2,740,979
Zurich Financial Services* (A)	8,000	1,150,614
		17,523,020
United Kingdom - 19.40%
BP p.l.c. (A)	121,000	978,138
British Sky Broadcasting Group plc* (A)	224,400	2,815,106
Capita Group Plc (The) (A)(B)	215,610	934,957
Compass Group PLC (A)	371,800	2,521,213
GlaxoSmithKline plc (A)	142,500	3,254,928
HSBC Holdings plc (A)	229,041	3,588,594
NEXT plc (A)	79,500	1,593,175
Reckitt Benckiser plc (A)	147,942	3,336,992
Royal Bank of Scotland Group plc (The) (A)	60,359	1,772,917
Standard Chartered PLC (A)	100,000	1,646,201
Taylor Nelson Sofres plc (A)	43,790	162,538
tesco plc (A)	760,000	3,495,657
Vedanta Resources plc* (A)(B)	98,000	643,562
United Kingdom (Continued)
Vodafone Group Plc (A)	1,700,000	$4,201,605
WPP Group plc (A)	200,000	1,957,596
		32,903,179

TOTAL COMMON STOCKS - 96.42%		$163,554,920
(Cost: $134,955,179)

OTHER GOVERNMENT SECURITY - 1.56%	Principal Amount in Thousands

Germany
Bundesschatzanweisungen Treasury Note,
2.5%, 3-18-05 (C)	EUR	2,100	$2,652,775
(Cost: $2,464,797)

TOTAL SHORT-TERM SECURITIES - 1.81%			$3,071,929
(Cost: $3,071,929)

TOTAL INVESTMENT SECURITIES - 99.79%			$169,279,624
(Cost: $140,491,905)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.21%			347,889

NET ASSETS - 100.00%			$169,627,513

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

(A)Listed on an exchange outside the United States.
(B)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $9,397,370 or 5.54% of net assets.

(C)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro).

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

INTERNATIONAL PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $140,492) (Notes 1 and 3)	$169,280
Cash	1
Receivables:
Dividends and interest	410
Fund shares sold	52

Total assets	169,743

LIABILITIES
Payable to Fund shareholders	75
Accrued accounting and administrative services fees (Note 2)	5
Accrued management fee (Note 2)	4
Accrued service fee (Note 2)	1
Accrued shareholder servicing fee	1
Other	29

Total liabilities	115

Total net assets	$169,628

NET ASSETS
$0.001 par value capital stock:
Capital stock	$29
Additional paid-in capital	221,611
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	-	*
Accumulated undistributed net realized loss on investment transactions	(80,834)
Net unrealized appreciation in value of investments	28,822

Net assets applicable to outstanding units of capital	$169,628

Net asset value, redemption and offering price per share	$5.8722

Capital shares outstanding	28,887
Capital shares authorized	50,000

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      INTERNATIONAL PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $274)	$2,408
Interest and amortization	317

Total income	2,725

Expenses (Note 2):
Investment management fee	1,184
Service fee	348
Custodian fees	89
Accounting and administrative services fees	53
Audit fees	10
Legal fees	10
Shareholder servicing fee	5
Other	22

Total expenses	1,721

Net investment income	1,004

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(6,900)
Realized net gain on foreign currency transactions	1,368
Realized net loss on forward currency contracts	(489)

Realized net loss on investments	(6,021)
Unrealized appreciation in value of investments during the period	37,817

Net gain on investments	31,796

Net increase in net assets resulting from operations	$32,800

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

INTERNATIONAL PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,004	$811
Realized net loss on investments	(6,021)	(36,891)
Unrealized appreciation	37,817	3,427

Net increase (decrease) in net assets resulting from operations	32,800	(32,653)

Dividends to shareholders from (Note 1E):(1)
Net investment income	(2,372)	(658)
Realized gains on securities transactions	-	--

	(2,372)	(658)

Capital share transactions(2)	473	(14,513)

Total increase (decrease)	30,901	(47,824)
NET ASSETS
Beginning of period	138,727	186,551

End of period	$169,628	$138,727

Undistributed net investment income	$- *	$-

(1)See "Financial Highlights" on page 108.

(2)Shares issued from sale of shares	5,151	5,726
Shares issued from reinvestment of dividend	404	138
Shares redeemed	(5,762)	(8,639)

Decrease in outstanding capital shares	(207)	(2,775)

Value issued from sale of shares	$26,093	$30,256
Value issued from reinvestment of dividend	2,372	658
Value redeemed	(27,992)	(45,427)

Increase (decrease) in outstanding capital	$473	$(14,513)

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$4.7683	$5.8536	$7.8610	$11.9354	$7.8176

Income (loss) from investment operations:
Net investment income	0.0833	0.0227	0.0498	0.0298	0.0032
Net realized and unrealized gain (loss) on investments	1.1039	(1.0853)	(1.7977)	(2.8531)	5.1235

Total from investment operations	1.1872	(1.0626)	(1.7479)	(2.8233)	5.1267

Less distributions from:
Net investment income	(0.0833)	(0.0227)	(0.0419)	(0.0186)	(0.0000)
Capital gains	(0.0000)	(0.0000)	(0.2176)	(1.2325)	(1.0089)

Total distributions	(0.0833)	(0.0227)	(0.2595)	(1.2511)	(1.0089)

Net asset value, end of period	$5.8722	$4.7683	$5.8536	$7.8610	$11.9354

Total return	24.90%	-18.15%	-22.23%	-23.66%	65.58%
Net assets, end of period (in millions)	$170	$139	$187	$266	$300
Ratio of expenses to average net assets	1.24%	1.30%	1.25%	1.23%	1.21%
Ratio of net investment income to average net assets	1.70%	0.41%	0.71%	0.31%	0.04%
Portfolio turnover rate	130.76%	116.21%	99.52%	116.84%	118.71%

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

The W&R Target Funds, Inc. - International II Portfolio is subadvised by Templeton Investment Counsel, LLC. The following is an interview with portfolio manager Tucker Scott.

This report relates to the operation of the W&R Target Funds, Inc. - International II Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

As you likely know, the Advantus International Stock Portfolio was reorganized as the W&R Target International II Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus International Stock Portfolio. This performance has not been restated to reflect the expenses of the International II Portfolio. If those expenses were reflected, performance of the International II Portfolio would differ.

How did the Portfolio perform during the last fiscal year?

The Portfolio increased 46.85 percent for the fiscal year, outperforming its benchmark index and peer group. The Morgan Stanley Capital International E.A.FE. Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) increased 38.59 percent during the period, and the Lipper Variable Annuity International Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 35.28 percent for the year.

Why did the Portfolio outperform its benchmark index during the fiscal year?

Overall stock selection determined the Portfolio's outperformance for the year. While most sectors within the Portfolio had a positive impact on performance during the year, our overweighting in industrials was the greatest contributor. Strong stock selection in the consumer discretionary, energy, health care and information technology sectors also contributed to performance. Geographically, our European holdings delivered solid investment results. Specifically, overweight positions, as well as overall stock selection, helped to produce strong results in Denmark, Germany and Sweden.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

In March 2003, equity investors sparked a rally in global markets that reversed the course of the previous three years and resulted in the strongest annual gains in global equities since 1986. The rally's main catalyst was an improving global economy, underpinned by years of expansionary fiscal and monetary policies, corporate restructuring and consolidation, and declining equity valuations that created investment opportunities in Asia, Europe, and the Americas.

Throughout the year, we continued to see evidence of this synchronized global economic recovery. Industrial production and business confidence rose significantly in many countries. Further evidence of recovery was the continued upward trend in the prices of base metals and other commodities, spurred largely by stronger demand in China. Furthermore, unemployment rates appeared to have peaked in the U.S., Canada, Germany and Japan. We feel that this could potentially signal stabilization in the job market, which has been a main hurdle in the current recovery.

On the micro-economic side, we believe that global corporate restructuring has now addressed - and eliminated to a large extent - much of the overcapacity and over-leverage of the Internet bubble years. Aggressive cost cutting, coupled with strong consumer spending, has allowed many companies to expand margins and report better profits.

On the investment front, U.S. investors in international equities last year were compensated two-fold: for their investment and for currency exposure. For example, returns in Germany, Sweden, Hong Kong and Brazil were significantly higher than those in the United States. Although significant, the impact of last year's dollar decline was not the sole contributor to these countries' returns. Last year provided evidence that international markets can outperform the U.S. market, sometimes by a wide margin.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Our strategy is to seek out securities that we feel are selling at a substantial discount to our determination of their fair market value based on earnings and cash flow growth. Our analysts employ fundamental valuation techniques and five-year earnings and cash flow forecasts in an effort to identify what we feel are the most attractive stocks globally. From our bottom-up perspective, an eclectic mix of stocks from many sectors has continued to populate our bargain list. We view this fact as representative of a broader market theme: the narrowing of valuation discrepancies between sectors. Our investment process, however, has always been value-driven and future weightings versus the MSCI benchmark will likely continue to reflect this fact.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Throughout the year, we maintained overweight positions in materials, industrials, telecommunication services and utilities. We maintained underweights in all other sectors. We anticipate an eclectic mix of stocks from many sectors populating our bargain list going forward.

We believe that initial public offerings and corporate merger and acquisition activity are likely to gain visibility in 2004. Both activities intensified in the capital markets over the past few months, helping to confirm investor and corporate confidence in the global recovery. We believe that increased M&A activity could potentially bring mixed results to portfolio holdings, depending upon the target/acquirer equation.

In our opinion, the current combination of macro and microeconomic factors has the potential to keep the environment favorable for global equity investors in 2004. At Templeton, we will continue to focus our attention on applying our time-tested value philosophy. We are convinced this is the correct way to address our clients' investment needs.

Respectfully,

Tucker Scott
Manager

International II Portfolio The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target International II Portfolio,
Morgan Stanley Capital International E.A.FE. Index and
Lipper Variable Annuity International Funds Universe Average
	W&R Target International II Portfolio	Morgan Stanley Capital International E.A.FE. Index	Lipper Variable Annuity International Funds Universe Average

12-31-93 Purchase	$10,000	$10,000	$10,000
12-31-94	9,968	10,778	10,034
12-31-95	11,386	11,986	11,323
12-31-96	13,640	12,711	12,951
12-31-97	15,268	12,937	13,751
12-31-98	16,277	15,525	15,700
12-31-99	19,765	19,711	22,404
12-31-00	19,925	16,918	19,154
12-31-01	17,692	13,290	15,050
12-31-02	14,539	11,172	12,527
12-31-03	21,351	15,483	16,947

----- W&R Target International II Portfolio(1) -- $21,351
+++++ Morgan Stanley Capital International E.A.FE. Index -- $15,483
***** Lipper Variable Annuity International Funds Universe Average -- $16,947

      (1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-03	46.85%
5-year period ended 12-31-03	5.58%
10 year period ended 12-31-03	7.88%

(2)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc. International investing involves special risks, including political, economic and currency risks. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The Advantus International Stock Portfolio was reorganized as the W&R Target International II Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus International Stock Portfolio. This performance has not been restated to reflect the expenses of the International II Portolio. If those expenses were reflected, performance of the International II Portfolio would differ.

INTERNATIONAL II PORTFOLIO

As a shareholder of International II Portfolio, for every $100 you had invested on December 31, 2003, your Portfolio was invested by geographic region and by industry, respectively, as follows:
Europe	$48.55
Pacific Basin	$23.23
Scandinavia	$15.08
Canada	$5.12
Cash and Cash Equivalents and Corporate Debt Security	$2.58
Other	$1.77
Mexico	$1.35
Middle East	$1.26
South America	$1.06

Financial Services Stocks	$18.10
Utilities Stocks	$15.63
Consumer Goods Stocks	$11.56
Raw Materials Stocks	$8.39
Multi-Industry Stocks	$8.04
Energy Stocks	$6.87
Capital Goods Stocks	$6.52
Health Care Stocks	$5.23
Miscellaneous Stocks	$4.13
Technology Stocks	$3.99
Shelter Stocks	$3.42
Consumer Services Stocks	$2.97
Business Equipment and Services Stocks	$2.57
Cash and Cash Equivalents and Corporate Debt Security	$2.58

THE INVESTMENTS OF INTERNATIONAL II PORTFOLIO

December 31, 2003

COMMON STOCKS	Shares	Value

Argentina - 1.06%
Korea Electric Power Corporation	330,700	$3,435,973

Australia - 3.55%
Iluka Resources Limited (A)	1,689,200	5,760,483
John Fairfax Holdings Limited (A)	1,371,120	3,633,271
Qantas Airways Limited (A)	857,600	2,124,028
		11,517,782
Bermuda - 1.77%
ACE Limited	68,900	2,853,838
XL Capital Ltd, Class A	37,200	2,884,860
		5,738,698
Canada - 5.12%
Abitibi-Consolidated Inc. (A)	384,490	3,084,844
BCE Inc. (A)	138,000	3,085,648
Barrick Gold Corporation (A)	276,200	6,263,383
Husky Energy Inc. (A)	228,239	4,144,502
		16,578,377
China - 0.14%
China Life Insurance Co, H Shares* (A)	561,000	458,841

Denmark - 4.25%
ISS A/S (A)	54,690	2,692,995
TDC A/S (A)	98,000	3,532,159
Vestas Wind Systems A/S (A)	464,500	7,545,561
		13,770,715
Finland - 4.14%
Metso Corporation (A)	313,980	3,829,247
Sampo Oyj, Class A (A)	512,800	5,297,829
Stora Enso Oyj, Class R (A)	71,073	953,595
Stora Enso Oyj, Class R (A)	247,300	3,327,602
		13,408,273
France - 5.74%
AXA (A)	261,980	5,601,264
Aventis (A)	66,025	4,358,889
Compagnie Generale des Etablissements Michelin, Class B (A)	46,590	2,135,460
SUEZ (A)	82,200	1,649,771
Total S.A. (A)	26,117	4,850,169
		18,595,553
Germany - 6.38%
adidas-Salomon AG (A)(B)	42,490	4,855,457
Bayer Aktiengesellschaft (A)	138,000	4,068,469
Deutsche Post AG (A)	246,000	5,058,146
E.ON AG (A)	52,900	3,461,068
Volkswagen Aktiengesellschaft (A)	88,735	3,236,530
		20,679,670
Hong Kong - 5.84%
Bank of East Asia, Limited (The) (A)	896,000	2,746,696
CLP Holdings Limited (A)	727,500	3,457,682
Cheung Kong (Holdings) Limited (A)	529,000	4,190,409
China Mobile (Hong Kong) Limited	262,300	4,073,519
Hutchison Whampoa Limited, Ordinary Shares (A)	351,100	2,577,694
Peregrine Investments Holdings Limited* (A)	113,000	0
Swire Pacific Limited, Class B (A)	1,787,300	1,887,717
		18,933,717
Israel - 1.26%
Check Point Software Technologies Ltd.*	242,400	4,084,440

Italy - 1.40%
Eni S.p.A. (A)	241,500	4,551,817

Japan - 6.92%
Hitachi, Ltd. (A)	588,000	3,545,839
Nintendo Co., Ltd. (A)	51,300	4,788,798
Nippon Telegraph and Telephone Corporation (A)	1,291	6,230,544
Ono Pharmaceutical Co., Ltd. (A)	105,000	3,950,058
Sony Corporation (A)	113,000	3,913,466
		22,428,705
Korea - 3.86%
KT Corporation, ADR	216,960	4,137,427
Kookmin Bank, ADR	77,510	2,932,978
Samsung Electronics Co., Ltd.	29,000	5,452,000
		12,522,405
Mexico - 1.35%
Grupo Carso, S.A. de C.V., Series A1 (A)	121,720	427,878
Telefonos de Mexico, S.A. de C.V., ADR	119,420	3,944,443
		4,372,321
Netherlands - 7.40%
Akzo Nobel N.V. (A)	183,880	7,089,115
ING Groep N.V., Certicaaten Van Aandelen (A)	251,394	5,856,362
Koninklijke Philips Electronics N.V.,
Ordinary Shares (A)	199,110	5,807,379
Reed Elsevier NV (A)	212,700	2,639,610
Rodamco Europe NV (A)	44,750	2,603,089
		23,995,555
New Zeland - 0.96%
Telecom Corporation of New Zealand Limited (A)	882,800	3,109,383

Singapore - 0.80%
DBS Group Holdings Ltd (A)	300,000	2,596,561

Spain - 3.43%
Iberdrola, S.A. (A)	196,000	3,869,556
Repsol YPF, S.A. (A)	202,000	3,934,567
Telefonica, S.A.	74,861	3,308,108
		11,112,231
Sweden - 6.69%
AB Volvo, Class B (A)	125,100	3,826,592
Atlas Copco AB, Class A (A)	67,100	2,402,326
Autoliv, Inc.	68,100	2,563,965
ForeningsSparbanken AB (A)	207,200	4,076,415
Nordea AB, FDR (A)	698,900	5,212,821
Securitas AB, Class B (A)	266,300	3,591,494
		21,673,613
Switzerland - 3.28%
Nestle S.A., Registered Shares (A)	16,700	4,169,602
Swiss Reinsurance Company, Registered Shares (A)	50,480	3,405,850
UBS AG (A)	44,400	3,038,688
		10,614,140
Taiwan - 1.16%
Chunghwa Telecom Co., Ltd., ADR	260,000	3,770,000

United Kingdom - 20.92%
Abbey National plc (A)	340,300	3,224,579
BAE SYSTEMS plc (A)	1,766,100	5,302,576
BHP Billiton Plc (A)	462,884	4,030,960
BP p.l.c. (A)	591,000	4,777,517
Brambles Industries plc (A)	560,127	2,034,077
Cadbury Schweppes plc (A)	407,800	2,985,468
GlaxoSmithKline plc (A)	133,000	3,037,933
J Sainsbury plc (A)	461,300	2,574,526
Kidde plc (A)	1,793,400	3,408,343
Lloyds TSB Group plc (A)	679,400	5,431,504
Marks and Spencer Group plc (A)	707,129	3,646,809
National Grid Transco plc (A)	494,700	3,533,376
Pearson plc (A)	302,600	3,358,736
Rolls-Royce plc (A)	1,244,600	3,936,702
"Shell" Transport and Trading Company,
p.l.c. (The) (A)	632,900	4,692,699
Shire Pharmaceuticals Group plc* (A)	577,500	5,590,727
Smiths Group plc (A)	275,300	3,247,314
Unilever PLC (A)	322,200	2,994,135
		67,807,981

TOTAL COMMON STOCKS - 97.42%		$315,756,751
(Cost: $267,977,575)

THE INVESTMENTS OF INTERNATIONAL II PORTFOLIO

December 31, 2003

CORPORATE DEBT SECURITY - 0.10%	Principal Amount in Thousands		Value

France
AXA,
0.0%, 12-21-04, Convertible (C)	EUR	16	$329,538
(Cost: $242,115)

TOTAL SHORT-TERM SECURITIES - 2.59%			$8,390,769
(Cost: $8,390,769)

TOTAL INVESTMENT SECURITIES - 100.11%			$324,477,058
(Cost: $276,610,459)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.11%)			(352,577)

NET ASSETS - 100.00%			$324,124,481

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

(A)Listed on an exchange outside the United States.
(B)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of this security amounted to 1.50% of net assets.

(C)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro).

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

INTERNATIONAL II PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities-at value (cost - $276,610) (Notes 1 and 3)	$324,477
Cash	1
Receivables:
Investment securities sold	1,022
Dividends and interest	617
Fund shares sold	178

Total assets	326,295

LIABILITIES
Payable for investment securities purchased	1,857
Payable to Fund shareholders	283
Accrued accounting and administrative services fees (Note 2)	8
Accrued management fee (Note 2)	8
Accrued shareholder servicing fee (Note 2)	3
Accrued service fee (Note 2)	2
Other	10

Total liabilities	2,171

Total net assets	$324,124

NET ASSETS
$0.001 par value capital stock:
Capital stock	$20
Additional paid-in capital	296,575
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(672)
Accumulated undistributed net realized loss on investment transactions	(19,698)
Net unrealized appreciation in value of investments	47,899

Net assets applicable to outstanding units of capital	$324,124

Net asset value, redemption and offering price per share	$15.8947

Capital shares outstanding	20,392
Capital shares authorized	50,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

INTERNATIONAL II PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $872)	$7,366
Interest and amortization	496

Total income	7,862

Expenses (Note 2):
Investment management fee	1,725
Distribution fee	425
Service fee	237
Custodian fees	107
Accounting and administrative services fees	56
Audit fees	12
Legal fees	11
Shareholder servicing fees	5
Other	141

Total expenses	2,719

Net investment income	5,143

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	3,536
Realized net loss on foreign currency transactions	(241)

Realized net gain on investments	3,295
Unrealized appreciation in value of investments during the period	93,954

Net gain on investments	97,249

Net increase in net assets resulting from operations	$102,392

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

INTERNATIONAL II PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,143	$4,806
Realized net gain (loss) on investments	3,295	(22,688)
Unrealized appreciation (depreciation)	93,954	(31,554)

Net increase (decrease) in net assets resulting from operations	102,392	(49,436)

Dividends to shareholders from (Note 1E):(1)
Net investment income	(4,902)	-
Realized gains on securities transactions	-	-

	(4,902)	-

Capital share transactions(2)	3,617	(6,092)

Total increase (decrease)	101,107	(55,528)
NET ASSETS
Beginning of period	223,017	278,545

End of period	$324,124	$223,017

Undistributed net investment income (loss)	$(672)	$- *

(1)See "Financial Highlights" on page 121.

(2)Shares issued from sale of shares	$2,992	5,176
Shares issued from reinvestment of dividend	308	-
Shares redeemed	(3,199)	(5,712)

Increase (decrease) in outstanding capital shares	$101	(536)

Value issued from sale of shares	$36,752	$64,540
Value issued from reinvestment of dividend	4,902	-
Value redeemed	(38,037)	(70,632)

Increase (decrease) in outstanding capital	$3,617	$(6,092)

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INTERNATIONAL II PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003		2002	2001	2000	1999

Net asset value, beginning of period	$11.0000		$13.4000	$17.6000	$19.4000	$17.3000

Income (loss) from investment operations:
Net investment income	0.2558		0.2000	0.3000	0.3000	0.4000
Net realized and unrealized gain (loss) on investments
	4.8829		(2.6000)	(2.3000)	(0.2000)	3.1000

Total from investment operations	5.1387		(2.4000)	(2.0000)	0.1000	3.5000

Less distributions from:
Net investment income	(0.2440)		(0.0000)	(0.6000)	(0.3000)	(0.5000)
Capital gains	(0.0000)		(0.0000)	(1.6000)	(1.6000)	(0.9000)

Total distributions	(0.2440)		(0.0000)	(2.2000)	(1.9000)	(1.4000)

Net asset value, end of period	$15.8947		$11.0000	$13.4000	$17.6000	$19.4000

Total return	46.85%		-17.82%	-11.21%	0.81%	21.43%
Net assets, end of period (in millions)	$324		$223	$279	$343	$364
Ratio of expenses to average net assets	1.07%	(a)	0.99%	0.97%	1.07%	0.90%
Ratio of net investment income to average net assets	2.03%	(a)	1.87%	1.60%	2.10%	2.03%
Portfolio turnover rate	35.39%		32.70%	39.40%	46.80%	34.70%

(a) As restated, to correct an error in the calculation of average net assets for the period. Such ratios of expenses and net investment income to average net assets were previously reported as 0.90% and 1.71%, respectively. See Note 11.

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

An interview with W. Patrick Sterner, portfolio manager of
W&R Target Funds, Inc. - Limited-Term Bond Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Limited-Term Bond Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio performed relatively well, increasing 3.16 percent for the fiscal year. This compares with the Citigroup 1-5 Year Treasury/Government Sponsored/Credit Index (reflecting the performance of securities that generally represent the short- and intermediate-term bond market), which increased 3.48 percent for the period; and the Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 2.93 percent for the period.

Why did the Portfolio slightly lag its benchmark index during the fiscal year?

Returns were negatively impacted by the short duration of the Portfolio as interest rates fell sharply during the first part of the year. In addition, our corporate bond exposure was concentrated in the one- to four-year maturity range, and although shorter maturities performed well, the longer end of the corporate sector outperformed them by a wide margin. Exposure to mortgage-backed securities also hurt performance as higher volatility in the market caused mortgages to underperform. However, there were several factors that contributed positively to the Portfolio's performance over the past year. The most important was an overweighting in corporate bonds, the best performing sector of the fixed income market last year. Exposure to electric utilities, railroads, and waste disposal companies within the corporate sector contributed positively to the overall return.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

Tax cuts and an accommodative Federal Reserve Board provided the catalyst for a strengthening economy and an improvement in corporate credit fundamentals. This improvement was reflected in the market as credit spreads tightened dramatically. The tightening was most pronounced in lower-rated securities. For the year, Baa-rated bonds significantly outperformed A-rated bonds. The Portfolio held a significant amount of Baa-rated securities, but their short duration held back relative performance.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include Treasuries, agencies, corporates and mortgage-backed securities. Based on our determination that short-maturity corporates offered good value, we overweighted the sector to the benefit of the Portfolio.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

While we expect interest rates to move higher over the next year as growth improves, we believe that the increase should be limited as the Federal Reserve has made it clear that they will be slow to raise short-term rates. Low inflation gives Fed policy makers room to keep the target overnight lending rate unchanged until the economy generates consistent job growth over an extended period. With this backdrop, we intend to continue to remain short duration while emphasizing short-maturity corporate bonds and mortgage-backed securities with what we feel is limited extension risk.

Respectfully,

W. Patrick Sterner
Manager
Limited-Term Bond Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of $10,000 Investment
W&R Target Limited-Term Bond Portfolio and
Citigroup 1 - 5 Year Treasury/Government Sponsored/Credit Index
and Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average
	W&R Target Limited-Term Bond Portfolio	Citigroup 1-5 Year Treasury/ Government Sponsored/ Credit Index	Lipper Variable Annuity Short- Intermediate Investment Grade Debt Funds Universe Average

05-03-94 Purchase	$10,000	$10,000	$10,000
12-31-94	10,026	10,105	10,080
12-31-95	11,462	11,404	11,247
12-31-96	11,892	11,938	11,707
12-31-97	12,707	12,791	12,497
12-31-98	13,553	13,769	13,300
12-31-99	13,790	14,065	13,584
12-31-00	14,993	15,328	14,603
12-31-01	16,375	16,727	15,676
12-31-02	17,264	18,079	16,527
12-31-03	17,809	18,708	17,012

+++++ W&R Target Limited-Term Bond Portfolio(1) -- $17,809
===== Citigroup 1 - 5 Year Treasury/Government Sponsored/Credit Index(2) -- $18,708
***** Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average(2) -- $17,012

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes were effected as of April 30, 1994.

Average Annual Total Return(3)

1-year period ended 12-31-03	3.16%
5-year period ended 12-31-03	5.61%
9+ year period ended 12-31-03(4)	6.15%
(3)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)5-3-94 (the initial offering date) through 12-31-03.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF LIMITED-TERM BOND PORTFOLIO

December 31, 2003
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 2.75%
Raytheon Company,
6.75%, 8-15-07	$1,830	$2,027,506

Banks - 2.15%
First Union Corporation,
6.875%, 9-15-05	1,460	1,581,430

Business Equipment and Services - 3.06%
USA Waste Services, Inc.,
7.125%, 10-1-07	2,000	2,249,370

Capital Equipment - 1.16%
John Deere Capital Corporation,
5.125%, 10-19-06	800	852,620

Finance Companies - 4.41%
Aristar, Inc.,
5.85%, 1-27-04	1,250	1,253,425
General Motors Acceptance Corporation,
6.625%, 10-15-05	1,500	1,597,277
Grand Metropolitan Investment Corp.,
7.125%, 9-15-04	379	393,925
		3,244,627
Food and Related - 4.96%
ConAgra, Inc.,
7.4%, 9-15-04	2,000	2,074,152
Kellogg Company,
4.875%, 10-15-05	1,500	1,574,526
		3,648,678
Forest and Paper Products - 2.12%
Weyerhaeuser Company,
5.5%, 3-15-05	1,500	1,561,584

Household - General Products - 1.77%
CPC International Inc.,
6.15%, 1-15-06	1,218	1,305,154

Insurance - Life - 0.92%
American General Finance Corporation,
6.75%, 11-15-04	650	678,746

Leisure Time Industry - 2.01%
Walt Disney Company (The),
4.5%, 9-15-04	1,445	1,476,351

Multiple Industry - 11.44%
Ford Motor Credit Company,
6.7%, 7-16-04	1,160	1,189,804
General Electric Capital Corporation,
2.85%, 1-30-06	2,000	2,028,604
Honeywell International Inc.,
6.875%, 10-3-05	400	434,699
Household Finance Corporation,
6.5%, 1-24-06	1,850	2,000,731
Kansas City Power & Light Company,
7.125%, 12-15-05	700	762,481
National Rural Utilities Cooperative Finance Corporation,
6.0%, 5-15-06	1,857	2,002,622
		8,418,941
Petroleum - Domestic - 1.16%
Anadarko Petroleum Corporation,
6.5%, 5-15-05	805	853,583

Petroleum - International - 2.11%
Chevron Corporation Profit Sharing/Savings
Plan Trust Fund,
8.11%, 12-1-04	32	32,920
Conoco Inc.,
5.9%, 4-15-04	1,500	1,519,176
		1,552,096
Railroad - 5.04%
Norfolk Southern Corporation,
7.35%, 5-15-07	1,850	2,101,398
Union Pacific Corporation,
7.6%, 5-1-05	1,500	1,605,992
		3,707,390
Retail - Food Stores - 1.41%
Safeway Inc.,
7.25%, 9-15-04	1,000	1,037,327

Security and Commodity Brokers - 2.61%
CIT Group Holdings, Inc. (The),
6.625%, 6-15-05	900	961,367
Salomon Smith Barney Holdings Inc.,
6.25%, 6-15-05	900	957,020
		1,918,387
Utilities - Electric - 6.13%
Dominion Resources, Inc.,
7.625%, 7-15-05	2,200	2,376,587
Wisconsin Energy Corporation,
5.875%, 4-1-06	2,000	2,138,554
		4,515,141
Utilities - Telephone - 2.94%
GTE Corporation,
6.36%, 4-15-06	$2,000	$2,166,318

TOTAL CORPORATE DEBT SECURITIES - 58.15%		$42,795,249
(Cost: $41,936,560)

UNITED STATES GOVERNMENT SECURITIES

Agency Obligations - 2.26%
Federal Home Loan Bank,
4.875%, 5-14-04	550	557,548
Federal National Mortgage Association,
5.125%, 2-13-04	1,100	1,104,996
		1,662,544
Mortgage-Backed Obligations - 22.97%
Federal Home Loan Mortgage Corporation Agency
REMIC/CMO,
3.5%, 12-15-16	1,632	1,613,037
Federal Home Loan Mortgage Corporation Fixed
Rate Participation Certificates:
7.0%, 8-1-07	6	6,531
4.5%, 5-1-10	1,788	1,817,279
5.5%, 2-1-16	90	92,970
6.0%, 5-1-16	56	58,770
5.5%, 1-1-17	237	246,105
5.5%, 5-1-17	250	259,528
4.5%, 1-1-18	1,770	1,771,392
4.5%, 4-1-18	1,798	1,800,273
Federal National Mortgage Association Fixed Rate
Pass-Through Certificates:
6.5%, 12-1-10	11	11,639
6.0%, 1-1-11	14	14,874
6.5%, 2-1-11	18	18,731
7.0%, 5-1-11	10	10,214
7.0%, 7-1-11	10	10,729
7.0%, 9-1-12	8	9,010
6.0%, 11-1-13	55	57,353
7.0%, 9-1-14	28	29,566
7.0%, 10-1-14	38	40,283
6.0%, 3-1-16	225	236,015
6.0%, 6-1-16	49	51,304
6.5%, 6-1-16	72	76,920
5.5%, 2-1-17	741	768,581
5.0%, 12-1-17	863	881,532
5.5%, 1-1-18	1,389	1,441,325
5.0%, 3-1-18	1,805	1,843,780
7.0%, 4-1-26	9	9,823
Government National Mortgage Association Fixed
Rate Pass-Through Certificates:
6.5%, 1-15-14	31	33,198
7.5%, 3-15-15	48	51,329
6.0%, 8-15-16	142	150,377
6.0%, 12-15-16	298	314,288
5.5%, 1-15-17	349	363,615
6.0%, 1-15-17	243	256,314
5.5%, 7-15-17	560	584,121
5.5%, 10-15-17	621	647,768
5.0%, 12-15-17	1,139	1,168,857
7.0%, 6-15-28	86	91,984
7.0%, 7-15-29	64	68,457
		16,907,872
Treasury Obligations - 11.33%
United States Treasury Notes:
3.0%, 11-15-07	2,000	2,017,188
4.75%, 11-15-08	2,000	2,141,094
5.0%, 8-15-11	2,000	2,140,312
4.375%, 8-15-12	2,000	2,039,688
		8,338,282
Treasury Inflation Protected Obligation - 0.76%
United States Treasury Note,
3.0%, 7-15-12 (A)	511	556,792

TOTAL UNITED STATES GOVERNMENT SECURITIES - 37.32%		$27,465,490
(Cost: $27,333,304)

TOTAL SHORT-TERM SECURITIES - 4.57%		$3,359,000
(Cost: $3,359,000)

TOTAL INVESTMENT SECURITIES - 100.04%		$73,619,739
(Cost: $72,628,864)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.04%)		(27,176)

NET ASSETS - 100.00%		$73,592,563

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

LIMITED-TERM BOND PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities-at value (cost - $72,629) (Notes 1 and 3)	$73,620
Cash	2
Receivables:
Interest	879

Total assets	74,501

LIABILITIES
Payable for investment securities purchased	717
Payable to Fund shareholders	172
Accrued accounting and administrative services fees (Note 2)	4
Accrued management fee (Note 2)	1
Accrued service fee (Note 2)	1
Accrued shareholder servicing fee (Note 2)	1
Other	12

Total liabilities	908

Total net assets	$73,593

NET ASSETS
$0.001 par value capital stock:
Capital stock	$13
Additional paid-in capital	72,838
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1
Accumulated undistributed net realized loss on investment transactions	(250)
Net unrealized appreciation in value of investments	991

Net assets applicable to outstanding units of capital	$73,593

Net asset value, redemption and offering price per share	$5.6245

Capital shares outstanding	13,084
Capital shares authorized	20,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

LIMITED-TERM BOND PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$2,621

Expenses (Note 2):
Investment management fee	349
Service fee	175
Accounting and administrative services fees	37
Custodian fees	7
Audit fees	6
Shareholder servicing fee	2
Legal fees	1
Other	11

Total expenses	588

Net investment income	2,033

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	190
Unrealized depreciation in value of investments during the period	(172)

Net gain on investments	18

Net increase in net assets resulting from operations	$2,051

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

LIMITED-TERM BOND PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment income	$2,033	$1,092
Realized net gain (loss) on investments	190	(429)
Unrealized appreciation (depreciation)	(172)	955

Net increase in net assets resulting from operations	2,051	1,618

Dividends to shareholders from net investment income (Note 1E)(1)	(2,032)	(1,092)

Capital share transactions(2)	26,276	31,241

Total increase	26,295	31,767
NET ASSETS
Beginning of period	47,298	15,531

End of period	$73,593	$47,298

Undistributed net investment income	$1	$-

(1)See "Financial Highlights" on page 132.

(2)Shares issued from sale of shares	7,636	6,611
Shares issued from reinvestment of dividend	361	195
Shares redeemed	(3,349)	(1,223)

Increase in outstanding capital shares	4,648	5,583

Value issued from sale of shares	$43,391	$36,979
Value issued from reinvestment of dividend	2,032	1,092
Value redeemed	(19,147)	(6,830)

Increase in outstanding capital	$26,276	$31,241

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

LIMITED-TERM BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$5.6068	$5.4437	$5.1666	$5.0405	$5.2292

Income (loss) from investment operations:
Net investment income	0.1594	0.1327	0.1971	0.3155	0.2799
Net realized and unrealized gain (loss) on investments	0.0176	0.1631	0.2771	0.1261	(0.1887)

Total from investment operations	0.1770	0.2958	0.4742	0.4416	0.0912

Less distributions from:
Net investment income	(0.1593)	(0.1327)	(0.1971)	(0.3155)	(0.2799)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.1593)	(0.1327)	(0.1971)	(0.3155)	(0.2799)

Net asset value, end of period	$5.6245	$5.6068	$5.4437	$5.1666	$5.0405

Total return	3.16%	5.43%	9.21%	8.73%	1.74%
Net assets, end of period (in millions)	$74	$47	$16	$6	$6
Ratio of expenses to average net assets including voluntary expense waiver	0.84%	0.69%	0.38%	0.40%	0.64%
Ratio of net investment income to average net assets including voluntary expense waiver	2.91%	3.97%	5.52%	6.33%	5.63%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (1)	0.87%	0.88%	0.90%	0.91%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (1)	3.79%	5.02%	5.83%	5.36%
Portfolio turnover rate	40.84%	27.36%	22.43%	47.32%	22.81%

(1)Because the Portfolio's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

MANAGERS' DISCUSSION

      December 31, 2003

The W&R Target Funds, Inc. - Micro Cap Growth Portfolio is subadvised by Wall Street Associates. The following is an interview with portfolio managers William Jeffery III, Kenneth McCain and David Baratta.

This report relates to the operation of the W&R Target Funds, Inc. - Micro Cap Growth Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

As you likely know, the Advantus Micro-Cap Growth Portfolio was reorganized as the W&R Target Micro Cap Growth Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Micro-Cap Growth Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Micro Cap Growth Portfolio. If those expenses were reflected, performance of the W&R Target Micro Cap Growth Portfolio would differ.

How did the Portfolio perform during the last fiscal year?

The Portfolio increased 54.41 percent for the fiscal year, significantly outperforming its benchmark index and peer group. Much of this outperformance came in the second quarter, when liquidity returned to the smaller-cap segment of the market. In comparison, the Portfolio's benchmark, the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), increased 48.56 percent during the period, while the Portfolio's peer group, the Lipper Variable Annuity Small-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), increased 41.66 percent during the period.

Why did the Portfolio outperform its benchmark index during the fiscal year?

Sector allocation and superior stock selection drove performance in 2003. All of the major growth sectors produced strong double-digit returns in 2003, with technology, health care and producer durables showing the largest gains. Investments in the health care sector (specialty pharmaceutical and biotech companies) produced the largest contribution to portfolio return during 2003. The Portfolio was overweighted in this sector, and the stocks realized strong gains. Investments in the producer durables sector also added significantly to Portfolio performance. On the negative side, the Portfolio had an overweight position in energy stocks (primarily natural gas-related companies) during much of 2003. For the year, these stocks were a slight drag on performance, though they added value in the fourth quarter.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

Prior to the start of 2003, there was a lack of liquidity in the equity market, which particularly impacted the micro-cap segment. As the market began to recover in 2003, we saw recovery in the larger capitalization issues first, followed by mid-cap and small-cap names. Micro-cap companies were the last to recover, but were the top performers as the year progressed.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

As 2003 began, the Portfolio was positioned for an economic recovery and invested in the major growth segments of the market. The Portfolio emphasized those sectors that we believed would benefit most from a recovering economy, specifically technology, health care and consumer discretionary stocks. As stated above, our sector allocation and stock selection added significantly to portfolio returns during the year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

During the year, the Portfolio emphasized the technology, health care and consumer discretionary sectors of the market. Each of these sectors had a large average allocation in the Portfolio and produced dramatic gains in 2003. In addition, the Portfolio had an overweight position in energy stocks, relative to the benchmark.

Going forward, we expect technology stocks to play a significant role, and we will likely increase our exposure in this area. We anticipate that health care stocks will continue to have a dominant role, although the biotech segment may be slightly reduced. Additionally, we intend to continue to overweight the energy sector, which we expect to produce significant gains due to the supply/demand imbalance for natural gas.

Respectfully,

William Jeffery III
Kenneth McCain
David Baratta
Managers
Micro Cap Growth Portfolio

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Micro Cap Growth Portfolio,
Russell 2000 Growth Index and
Lipper Variable Annuity Small-Cap Growth Funds Universe Average
	W&R Target Micro Cap Growth Portfolio	Russell 2000 Growth Index	Lipper Variable Annuity Small-Cap Growth Funds Universe Average

10-1-97 Purchase	$10,000	$10,000	$10,000
12-31-97	8,680	9,178	8,880
12-31-98	9,846	9,291	9,393
12-31-99	24,494	13,294	15,296
12-31-00	19,338	10,321	13,723
12-31-01	17,147	9,369	11,831
12-31-02	9,664	6,538	8,207
12-31-03	14,922	9,713	11,626

===== W&R Target Micro Cap Growth Portfolio(1) -- $14,922
***** Russell 2000 Growth Index(2) -- $9,713
..... Lipper Variable Annuity Small-Cap Growth Funds Universe Average(2) -- $11,626

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of September 30, 1997.

Average Annual Total Return(3)

1-year period ended 12-31-03	54.41%
5-year period ended 12-31-03	8.67%
6+ year period ended 12-31-03(4)	6.61%
(3)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)10-1-97 (the initial offering date) through 12-31-03.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

Investing in companies involved in one specified asset class may involve a greater degree of risk than an investment with greater diversification.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus Micro-Cap Growth Portfolio was reorganized as the W&R Target Micro Cap Growth Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Micro-Cap Growth Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Micro Cap Growth Portfolio. If those expenses were reflected, performance of the W&R Target Micro Cap Growth Portfolio would differ.

THE INVESTMENTS OF MICRO CAP GROWTH PORTFOLIO

December 31, 2003
COMMON STOCKS	Shares	Value

Air Transporation - 1.00%
Pinnacle Airlines Corp.*	29,500	$409,903

Apparel - 0.94%
Warnaco Group, Inc. (The)*	24,200	387,079

Beverages - 1.24%
Boston Beer Company, Inc. (The)*	28,100	509,734

Broadcasting - 0.00%
Cumulus Media Inc., Class A*	33	726

Business Equipment and Services - 7.92%
4Kids Entertainment, Inc.*	21,600	562,032
American Banknote Corporation*	145	65
Autobytel Inc.*	62,000	565,130
Education Lending Group, Inc.*	16,100	214,855
Encore Capital Group, Inc.*	31,300	468,717
Insight Enterprises, Inc.*	10,400	195,988
Labor Ready, Inc.*	62,800	822,680
Marlin Business Services, Inc.*	24,000	416,760
		3,246,227
Capital Equipment - 0.60%
Maverick Tube Corporation*	2,300	44,275
NATCO Group Inc.*	26,600	201,894
		246,169
Communications Equipment - 2.17%
Lightbridge, Inc.*	51,800	468,531
Netopia, Inc.*	29,000	422,675
		891,206
Computers - Main and Mini - 0.63%
Cray Inc.*	25,900	256,928

Computers - Peripherals - 4.39%
Actel Corporation*	20,700	499,077
Altiris, Inc.*	9,500	346,417
Embarcadero Technologies, Inc.*	33,500	527,625
Overland Storage, Inc.*	22,800	428,526
		1,801,645
Defense - 0.94%
Cubic Corporation	16,800	386,400

Electrical Equipment - 3.26%
Power-One, Inc.*	48,500	522,830
Ultralife Batteries, Inc.*	65,900	815,513
		1,338,343
Electronic Components - 10.28%
Artisan Components, Inc.*	9,900	202,851
ChipPac, Inc., Class A*	83,900	638,059
Exar Corporation*	17,100	293,180
Integrated Silicon Solutions, Inc.*	45,600	714,552
MEMC Electronic Materials, Inc.*	19,400	186,628
Merix Corp*	22,000	539,000
Mykrolis Corporation*	26,100	419,688
O2Micro International Limited*	37,300	839,810
Virage Logic Corporation*	37,800	384,426
		4,218,194
Electronic Instruments - 9.89%
Artesyn Technologies, Inc.*	68,900	588,751
Asyst Technologies, Inc.*	51,500	891,207
Ixia*	23,400	273,780
LTX Corporation*	37,300	561,179
Photronics, Inc.*	28,100	563,124
Rudolph Technologies, Inc.*	26,000	638,170
Ultratech, Inc. *	18,400	541,604
		4,057,815
Finance Companies - 0.90%
Asta Funding, Inc.	10,800	369,954

Health Care - Drugs - 14.30%
aaiPharma Inc.*	15,300	385,254
Bentley Pharmaceuticals, Inc.*	48,000	638,400
BioMarin Pharmaceutical Inc.*	71,800	557,168
Cell Therapeutics, Inc.*	32,600	283,783
Cubist Pharmaceuticals Inc.*	33,400	404,641
First Horizon Pharmaceutical Corporation*	32,400	364,986
Hollis-Eden Pharmaceuticals, Inc.*	20,900	230,631
ILEX Oncology, Inc.*	20,500	436,343
Penwest Pharmaceuticals Co.*	21,000	362,250
POZEN Inc.*	67,000	677,705
STAAR Surgical Company*	76,300	856,467
Serologicals Corporation*	35,800	666,596
		5,864,224
Health Care - General - 4.77%
Conceptus, Inc.*	35,600	378,250
Laserscope*	29,300	457,373
PolyMedica Corporation	23,300	613,489
Wilson Greatbatch Technologies, Inc.*	12,000	507,240
		1,956,352
Hospital Supply and Management - 3.98%
American Healthways, Inc.*	30,000	716,700
Psychiatric Solutions, Inc.*	43,800	916,953
		1,633,653
Hotels and Gaming - 0.53%
Monarch Casino & Resort, Inc.*	19,400	215,631

Motor Vehicle Parts - 1.43%
LKQ Corporation*	18,200	327,691
Tower Automotive, Inc.*	38,100	260,223
		587,914

Multiple Industry - 0.48%
Vitran Corporation Inc., Class A*	13,800	195,270

Petroleum - Services - 4.15%
Brigham Exploration Company*	23,700	189,718
Horizon Offshore, Inc.*	61,300	269,414
Hydril Company*	24,100	579,002
Superior Energy Services, Inc.*	70,700	664,580
		1,702,714
Restaurants - 4.13%
BUCA, Inc.*	30,000	203,700
Red Robin Gourmet Burgers, Inc.*	21,900	667,512
Steak n Shake Company (The)*	46,000	821,100
		1,692,312
Retail - Specialty Stores - 8.70%
Blue Rhino Corporation*	28,900	401,565
Bombay Company, Inc. (The)*	47,700	388,278
Charlotte Russe Holdings, Inc.*	31,900	441,656
Children's Place Retail Stores, Inc. (The)*	26,200	704,649
Designs, Inc.*	56,400	390,288
Goody's Family Clothing, Inc.	37,800	347,760
Provide Commerce, Inc.*	34,100	517,808
Tweeter Home Entertainment Group, Inc.*	39,900	377,653
		3,569,657
Steel - 1.12%
NS Group, Inc.*	47,200	457,840

Timesharing and Software - 5.76%
Ask Jeeves, Inc.*	21,800	395,779
Covansys Corporation*	27,700	304,146
Manhattan Associates, Inc.*	12,000	331,560
Radware Ltd.*	18,200	495,950
SupportSoft, Inc.*	64,300	833,007
		2,360,442
Trucking and Shipping - 0.77%
Central Freight Lines, Inc.*	3,100	55,521
Covenant Transport, Inc., Class A*	13,700	261,190
		316,711
Utilities - Telephone - 0.47%
Equinix, Inc.*	6,800	191,896

TOTAL COMMON STOCKS - 94.75%		$38,864,939
(Cost: $34,506,807)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper - 2.92%
Food and Related
General Mills, Inc.,
1.17%, Master Note	$1,197	1,197,000

Repurchase Agreement - 0.94%
Morgan (J.P.) Chase & Co., 0.7% Repurchase Agreement dated 12-31-03 to be repurchased at

$1,422,015 on 1-2-04 (A)	387	387,000

TOTAL SHORT-TERM SECURITIES - 3.86%		$1,584,000
(Cost: $1,584,000)

TOTAL INVESTMENT SECURITIES - 98.61%		$40,448,939
(Cost: $36,090,807)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.39%		570,476

NET ASSETS - 100.00%		$41,019,415

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Collateralized by $386,033 United States Treasury Bond, 7.625% due 2-15-25; market value and accrued interest aggregate $394,692.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

MICRO CAP GROWTH PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities-at value (cost - $36,091) (Notes 1 and 3)	$40,449
Cash	1
Receivables:
Investment securities sold	1,517
Fund shares sold	6
Dividends and interest	1

Total assets	41,974

LIABILITIES
Payable for investment securities purchased	926
Payable to Fund shareholders	24
Accrued accounting and administrative services fees (Note 2)	2
Accrued management fee (Note 2)	1
Accrued shareholder servicing fee (Note 2)	1
Accrued service fee (Note 2)	-	*
Other	1

Total liabilities	955

Total net assets	$41,019

NET ASSETS
$0.001 par value capital stock:
Capital stock	$3
Additional paid-in capital	54,821
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	-	*
Accumulated undistributed net realized loss on investment transactions	(18,163)
Net unrealized appreciation in value of investments	4,358

Net assets applicable to outstanding units of capital	$41,019

Net asset value, redemption and offering price per share	$13.4476

Capital shares outstanding	3,050
Capital shares authorized	35,000

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MICRO CAP GROWTH PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$44
Dividends	17

Total income	61

Expenses (Note 2):
Investment management fee	291
Distribution fee	49
Service fee	49
Accounting and administrative services fees	35
Audit fees	11
Legal fees	11
Custodian fees	6
Shareholder servicing fees	1
Other	9

Total	462

Less fees and expenses waived or absorbed by predecessor Advisor	(42)

Total expenses	420

Net investment loss	(359)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	1,197
Unrealized appreciation in value of investments during the period	12,508

Net gain on investments	13,705

Net increase in net assets resulting from operations	$13,346

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

MICRO CAP GROWTH PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(359)	$(360)
Realized net gain (loss) on investments	1,197	(7,006)
Unrealized appreciation (depreciation)	12,508	(11,906)

Net increase (decrease) in net assets resulting from operations	13,346	(19,272)

Dividends to shareholders from (Note 1E):(1)
Net investment income	-	-
Realized gains on securities transactions	-	-

	-	-

Capital share transactions(2)	3,169	(1,253)

Total increase (decrease)	16,515	(20,525)
NET ASSETS
Beginning of period	24,504	45,029

End of period	$41,019	$24,504

Undistributed net investment income (loss)	$- *	$-

(1)See "Financial Highlights" on page 143.

(2)Shares issued from sale of shares	812	9,492
Shares issued from reinvestment of dividend	-	-
Shares redeemed	(575)	(10,494)

Increase (decrease) in outstanding capital shares	237	(1,002)

Value issued from sale of shares	$8,865	$10,768
Value issued from reinvestment of dividend	-	-
Value redeemed	(5,696)	(12,021)

Increase (decrease) in outstanding capital	$3,169	$(1,253)

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MICRO CAP GROWTH PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003		2002	2001	2000	1999

Net asset value, beginning of period	$8.7000		$15.5000	$17.5000	$25.1000	$10.1000

Income (loss) from investment operations:
Net investment loss	(0.1178)		(0.1000)	(0.1000)	(0.1000)	(0.0000)
Net realized and unrealized gain (loss) on investments	4.8654		(6.7000)	(1.9000)	(4.4000)	15.0000

Total from investment operations	4.7476		(6.8000)	(2.0000)	(4.5000)	15.0000

Less distributions from:
Net investment income	(0.0000)		(0.0000)	(0.0000)	(0.0000)	(0.0000)
Capital gains	(0.0000)		(0.0000)	(0.0000)	(3.1000)	(0.0000)

Total distributions	(0.0000)		(0.0000)	(0.0000)	(3.1000)	(0.0000)

Net asset value, end of period	$13.4476		$8.7000	$15.5000	$17.5000	$25.1000

Total return	54.41%		-43.64%	-11.33%	-21.05%	148.77%
Net assets, end of period (in millions)	$41		$25	$45	$52	$43
Ratio of expenses to average net assets including voluntary expense waiver	1.37%	(a)	1.34%	1.35%	1.30%	1.25%
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.17%	(b)	-1.10%	-1.00%	-0.46%	-0.47%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.51%	(a)	1.45%	1.40%	1.35%	1.57%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.31%	(b)	-1.21%	-1.05%	-0.50%	-0.79%
Portfolio turnover rate	73.52%		67.60%	71.20%	102.70%	108.50%

(a) As restated, to correct an error in the calculation of average net assets for the period. Such ratios of expenses to average net assets were previously reported as 1.07% (including voluntary expense waiver) and 1.18% (excluding voluntary expense waiver), respectively. See Note 11.

(b) As restated, to correct an error in the calculation of average net assets for the period. Such ratios of net investment income to average net assets were previously reported as -0.92% (including voluntary expense waiver) and -1.02% (excluding voluntary expense waiver), respectively. See Note 11.

See Notes to Financial Statements.

W&R Target Money Market

      December 31, 2003

An interview with Mira Stevovich, portfolio manager of
W&R Target Funds, Inc. - Money Market Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Money Market Portfolio for the fiscal year ended December 31, 2003. The following discussion and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?

The Portfolio was competitive with other money market funds in its peer group. However, due to declining absolute rates of interest, the overall Portfolio yield declined. The Portfolio's fiscal year started with the federal funds rate at 1.25 percent, which was then lowered one time in June, by one quarter of a percentage point. These historically low rates of interest made the environment challenging for all money market portfolios.

What factors affected Portfolio performance during the fiscal year?

The further decline of short-term interest rates affected the overall performance of the Portfolio. During the greater portion of the year, we were operating in a market environment that anticipated lower short-term rates of interest. Market sentiment prior to the June 2003 Federal Reserve meeting had even factored in the possibility of a one-half of a percentage point rate cut, as opposed to the lower one-quarter cut that the Federal Reserve ultimately announced. Nonetheless, we were diligent in our pursuit of the highest-yielding investments within our strict credit-quality constraints. Later in the year, when the economy began to show some signs of improvement, interest rates from six-months to a year began to increase. The anticipation of higher rates of interest in the future provided an opportunity to invest in securities with higher yields.

Credit quality played a role in the management and performance of the Portfolio during the past fiscal year, as well. Weakness in the economy has taken a toll on the credit quality of many companies. As a result, we have chosen to extend the overall maturity of the Portfolio with what we see as very select securities of the highest credit quality, based on our strict credit risk constraints. We have remained vigilant in our review of the companies whose securities we purchase as a result of these credit concerns.

What other market conditions or events influenced the Portfolio's return during the year?

A decline in the supply of short-term securities was a factor in the Portfolio's return during the past year. As companies contracted their businesses, their need for short-term financing decreased, ultimately decreasing the supply of short-term securities issued (commercial paper). Also, many companies funded their operations by issuing longer bonds in an effort to take advantage of the low-rate environment. This also lessened the need for companies to borrow in the short-term market. As a result, the decreased supply of short-term securities put additional downward pressure on short-term rates.

What strategies and techniques did you employ that specifically affected Portfolio performance?

We maintained a defensive posture during the economic downturn. We maintained the average maturity of the Portfolio by carefully selecting what we felt were high-quality securities in which to invest. However, securities issued by the highest quality companies are issued at premium rates of interest (and are typically the lowest yielding securities). This ultimately affects the Portfolio's yield. To attempt to compensate for this, we sought to purchase our longer-dated securities during periods in which the market anticipated higher future rates of interest, in an effort to take advantage of temporarily higher yields. We have also looked to certain sectors, such as municipal securities, which have at times been offered at attractive rates of interest.

What industries did you emphasize over the year, and what looks attractive to you going forward?

We emphasized investments of the highest credit quality during the past fiscal year, in an effort to add value to the portfolio. We intend to continue investing in high-quality securities within all industries and sectors in the future, including U.S. treasury and government-agency securities, when we feel that they look attractive on a relative basis. In our opinion, top-rated U.S. banks continue to offer good value. Therefore, we intend to look at opportunities in this area, as well. As the economy improves, we hope that other companies and industries will provide attractive investment opportunities for the Portfolio.

Respoectfully

Mira Stevovich
Manager
W&R Money Market Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please remember that an investment in the Portfolio is neither insured not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

THE INVESTMENTS OF MONEY MARKET PORTFOLIO

December 31, 2003

CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Certificates of Deposit - 1.40%
Security and Commodity Brokers
Citibank, N.A.,
1.09%, 2-25-04	$900	$900,000

Commercial Paper
Banks - 1.94%
Citicorp,
1.08%, 2-10-04	1,000	998,800
Lloyds TSB Bank PLC,
1.08%, 1-22-04	250	249,843
		1,248,643
Beverages - 0.92%
Diageo Capital plc,
1.08%, 1-26-04	592	591,556

Chemicals - Petroleum and Inorganic - 2.33%
du Pont (E.I.) de Nemours and Company,
1.07%, 1-20-04	1,500	1,499,153

Consumer Electronics - 1.38%
Sony Corporation,
1.12%, 2-20-04	886	884,622

Containers - 2.54%
Bemis Company, Inc.:
1.07%, 1-15-04	635	634,736
1.06%, 1-22-04	1,000	999,382
		1,634,118
Food and Related - 4.89%
Golden Peanut Co.:
1.09%, 1-14-04	2,000	1,999,213
1.09%, 2- 4-04	750	749,228
1.06%, 2-25-04	400	399,352
		3,147,793
Health Care - Drugs - 4.81%
Alcon Capital Corporation (Nestle S.A.):
1.07%, 1-21-04	1,000	999,406
1.06%, 2-3-04	600	599,417
1.06%, 2-9-04	1,500	1,498,277
		3,097,100
Household - General Products - 3.80%
Clorox Company (The),
1.04%, 1-13-04	250	249,913
Fortune Brands Inc.,
1.1%, 1-5-04	2,195	2,194,732
		2,444,645

Commercial Paper (Continued)
Motor Vehicles - 0.28%
Hyundai Motor Finance Co. (Bank of America N.A.),
1.05%, 1-2-04	177	176,995

Multiple Industry - 6.29%
BOC Group Inc.,
1.15%, 1-15-04	850	849,620
General Electric Capital Corporation:
1.09%, 1-21-04	1,000	999,394
1.09%, 1-27-04	400	399,685
1.09%, 2- 4-04	1,800	1,798,147
		4,046,846
Petroleum - Domestic - 1.86%
Shell Finance (U.K.) PLC,
1.07%, 2-25-04	1,200	1,198,038

Total Commercial Paper - 31.04%		19,969,509

Notes
Banks - 9.27%
Bank One, N.A.,
1.04%, 2-24-04	2,900	2,899,950
Wells Fargo & Company:
9.125%, 2-1-04	1,555	1,565,020
1.16%, 2-2-04	1,500	1,500,000
		5,964,970
Beverages - 2.53%
Diageo Capital plc,
6.625%, 6-24-04	1,000	1,025,643
Pepsi Bottling Group Inc. (The),
5.375%, 2-17-04	600	603,211
		1,628,854
Business Equipment and Services - 2.26%
Playworld Systems Incorporated
(Wachovia Bank, N.A.),
1.19%, 1-7-04	1,450	1,450,000

Furniture and Furnishings - 0.77%
Capo & Sons Corporation
(Wachovia Bank, N.A.),
1.21%, 1-8-04	495	495,000

Health Care - Drugs - 4.69%
Merck & Co., Inc.,
4.489%, 2-22-04 (A)	3,000	3,013,667
Notes (Continued)
Health Care - General - 1.24%
ACTS Retirement - Life Communities, Inc.,
Variable Rate Demand Bonds, Series 2003A,
1.25%, 1-8-04	800	800,000

Hospital Supply and Management - 3.34%
Autumn House at Powder Mill, Inc. (Suntrust Bank),
1.2%, 1-8-04	500	500,000
Meriter Management Services, Inc. (U.S. Bank
Milwaukee, National Association),
1.2%, 1-7-04	1,650	1,650,000
		2,150,000
Leisure Time Industry - 2.23%
Ansley Golf Club, Inc. (Wachovia Bank, N.A.),
1.21%, 1-8-04	1,435	1,435,000

Real Estate Investments Trusts - 0.78%
Brentwood Apartments of Mooresville, L.L.C.
(Wachovia Bank, N.A.),
1.21%, 1-8-04	500	500,000

Retail - General Merchandise - 3.24%
Wal-Mart Stores, Inc.,
5.199%, 6-1-04	2,050	2,084,746

Trucking and Shipping - 2.23%
Volpe Family Partnership, L.P.
(Wachovia Bank, N.A.),
1.19%, 1-8-04	1,435	1,435,000

Utilities - Telephone - 4.51%
BellSouth Corporation,
4.16%, 4-26-04 (A)	2,000	2,017,074
SBC Communications Inc.,
4.18%, 6-5-04	875	885,933
		2,903,007

Total Notes - 37.09%		23,860,244

TOTAL CORPORATE OBLIGATIONS - 69.53%		$44,729,753
(Cost: $44,729,753)

THE INVESTMENTS OF MONEY MARKET PORTFOLIO

December 31, 2003

MUNICIPAL OBLIGATIONS	Principal Amount in Thousands	Value

California - 5.43%
California Pollution Control Financing Authority,
Environmental Improvement Revenue Bonds, Air
Products Manufacturing Corporation, Taxable
Series 1997A,
1.145%, 1-5-04	$3,491	$3,491,000

Colorado - 4.82%
Colorado Agricultural Development Authority,
Adjustable Rate Industrial Development Revenue
Bonds (Royal Crest Dairy, Inc. Project),
Series 1998 (UMB Bank Colorado),
1.5%, 1-7-04	2,400	2,400,000
Exempla General Improvement District, City of
Lafayette, Colorado, Special Improvement District
No. 02-01, Special Assessment Revenue Refunding
and Improvement Bonds, Series 2002,
1.3%, 1-8-04	500	500,000
Colorado Health Facilities Authority, Revenue
Refunding Bonds (Christian Living Campus -
University Hills Project), Series 1997
(U.S. Bank, National Association),
1.3%, 1-7-04	200	200,000
		3,100,000
Maryland - 1.63%
Mayor and City Council of Baltimore (City of
Baltimore, Maryland), General Obligation
Bonds, Consolidated Public Improvement Bonds,
Series 2003D (Variable Rate Demand/Taxable),
1.2%, 1-8-04	1,050	1,050,000

New York - 2.39%
The City of New York, General Obligation Bonds,
Fiscal 1995 Series B, Taxable Adjustable Rate
Bonds (Bayerische Landesbank Girozentrale,
New York Branch),
1.14%, 2-3-04	1,540	1,540,000

Texas - 0.93%
Gulf Coast Waste Disposal Authority, Pollution
Control Revenue Bonds (Amoco Oil Company
Project), Taxable Series 1995,
1.11%, 3-9-04	600	600,000

Washington - 4.61%
Washington State Housing Finance Commission,
Taxable Variable Rate Demand Multifamily
Revenue Bonds (Mill Pointe Apartments Project),
Series 1999B (U.S. Bank of Washington,
National Association),
1.3%, 1-5-04	1,795	1,795,000
Watts Brothers Frozen Foods, L.L.C., Variable
Rate Demand Taxable Revenue Bonds, 1997 (U.S.
Bank of Washington, National Association),
1.35%, 1-8-04	1,169	1,169,000
		2,964,000

TOTAL MUNICIPAL OBLIGATIONS - 19.81%		$12,745,000
(Cost: $12,745,000)

UNITED STATES GOVERNMENT SECURITIES

Federal Farm Credit Bank,
1.1%, 5-14-04	1,500	1,499,606
Federal Home Loan Bank:
1.05%, 7-16-04	1,400	1,400,000
1.2%, 8-20-04	1,200	1,200,000
Federal Home Loan Mortgage Corporation,
4.875%, 4-16-04	400	404,233
Overseas Private Investment Corporation:
1.1%, 1-7-04	930	930,233
1.12%, 1-7-04	693	693,000
United States Treasury Bill,
1.03%, 2-12-04	500	499,399

TOTAL UNITED STATES GOVERNMENT SECURITIES - 10.30%		$6,626,471
(Cost: $6,626,471)

TOTAL INVESTMENT SECURITIES - 99.64%		$64,101,224
(Cost: $64,101,224)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.36%		228,805

NET ASSETS - 100.00%		$64,330,029

Notes to Schedule of Investments

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $5,030,741 or 7.82% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

MONEY MARKET PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $64,101) (Notes 1 and 3)	$64,101
Receivables:
Interest	376
Fund shares sold	20
Prepaid insurance premium	1

Total assets	64,498

LIABILITIES
Payable to Fund shareholders	148
Accrued accounting and administrative services fees (Note 2)	4
Accrued management fee (Note 2)	1
Accrued shareholder servicing fee	1
Accrued service fee (Note 2)	-	*
Other	14

Total liabilities	168

Total net assets	$64,330

NET ASSETS
$0.001 par value capital stock:
Capital stock	$64
Additional paid-in capital	64,266

Net assets applicable to outstanding units of capital	$64,330

Net asset value, redemption and offering price per share	$1.0000

Capital shares outstanding	64,330
Capital shares authorized	175,000

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MONEY MARKET PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Interest and amortization (Note 1B)	$1,149

Expenses (Note 2):
Investment management fee	358
Service fee	223
Accounting and administrative services fees	42
Custodian fees	11
Audit fees	5
Shareholder servicing fee	3
Legal fees	2
Other	31

Total expenses	675

Net investment income	474

Net increase in net assets resulting from operations	$474

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

MONEY MARKET PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$474	$1,093

Net increase in net assets resulting from operations	474	1,093

Dividends to shareholders from net investment income (Note 1E)(1)	(474)	(1,093)

Capital share transactions(2)	(38,207)	3,660

Total increase (decrease)	(38,207)	3,660
NET ASSETS
Beginning of period	102,537	98,877

End of period	$64,330	$102,537

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on page 155.

(2)Shares issued from sale of shares	62,263	147,301
Shares issued from reinvestment of dividends	474	1,093
Shares redeemed	(100,944)	(144,734)

Increase (decrease) in outstanding capital shares	(38,207)	3,660

Value issued from sale of shares	$ 62,263	$147,301
Value issued from reinvestment of dividends	474	1,093
Value redeemed	(100,944)	(144,734)

Increase (decrease) in outstanding capital	$(38,207)	$3,660

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Net investment income	0.0051	0.0113	0.0356	0.0571	0.0450
Less dividends declared	(0.0051)	(0.0113)	(0.0356)	(0.0571)	(0.0450)

Net asset value, end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total return	0.52%	1.12%	3.62%	5.87%	4.62%
Net assets, end of period (in millions)	$64	$103	$99	$52	$64
Ratio of expenses to average net assets	0.75%	0.75%	0.73%	0.75%	0.77%
Ratio of net investment income to average net assets	0.53%	1.13%	3.31%	5.67%	4.51%

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

An interview with Zachary H. Shafran, portfolio manager of
W&R Target Funds, Inc. - Science and Technology Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Science and Technology Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform over the last fiscal year?

The Portfolio showed a large positive return but underperformed its benchmark index during the fiscal year. The Portfolio increased 30.46 percent for the fiscal year, compared with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which increased 54.20 percent for the year; and the Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 40.19 percent for the year.

Why did the Portfolio lag its benchmark index during the fiscal year?

The Portfolio, while growing appreciably during the year, did not outperform its benchmark for two primary reasons. First, for the past several years we have pursued a more defensive investment strategy, one that is more focused on protection of principal than on growth. This meant that we focused on slower, yet what we felt were more predictable investments, and that we held a larger-than-normal cash reserve position. Second, consistent with our mandate, the dual focus of the Portfolio on science and technology hurt our relative performance.

What other market conditions or events influenced the Portfolio's return during the fiscal year?

Our defensive investment strategy, which remained in place early into the second quarter, was the primary factor affecting the Portfolio's performance. We remained concerned about macro-economic fundamentals, and especially those of a number of technology companies. In some cases, we had questions of viability and, in others, of valuation. Investors broadly concluded that the economy would get better, and the early part of the year saw substantial gains in low-quality, low-priced stocks, an area to which we were largely unexposed.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

As noted above, we were defensive in our investment strategy early in the year, focusing on defensive stocks and maintaining an above-normal cash reserve. During the latter part of the first half of the year, we decided it was time to reduce our cash reserve and to become more offensive in our investment decisions. It was this decision that led to our much-improved performance during the second half of the year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Early in the year, we emphasized industries such as hospital management, managed care, biotechnology, pharmaceuticals, transaction processing and consumer electronics. During the middle of the year, we began to emphasize semiconductors, semiconductor process equipment, computer software, networking equipment, wireless equipment and health care information technology. Our emphasis on these sectors will likely continue into the new year.

Respectfully,

Zachary H. Shafran
Manager
Science and Technology Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Science and Technology Portfolio,
Goldman Sachs Technology Industry Composite Index and
Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average
	W&R Target Science and Technology Portfolio	Goldman Sachs Technology Industry Composite Index	Lipper Variable Annuity Specialty/ Miscellaneous Funds Universe Average

4-4-97 Purchase	$10,000	$10,000	$10,000
12-31-97	11,623	12,760	12,398
12-31-98	16,976	21,580	16,390
12-31-99	46,626	40,757	26,469
12-31-00	36,766	25,336	23,797
12-31-01	32,386	18,098	18,157
12-31-02	24,618	10,809	12,451
12-31-03	32,115	16,667	17,455

===== W&R Target Science and Technology Portfolio(1) -- $32,115
***** Goldman Sachs Technology Industry Composite Index(2) -- $16,667
..... Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average(2) -- $17,455

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of March 31, 1997.

Average Annual Total Return(3)

1-year period ended 12-31-03	30.46%
5-year period ended 12-31-03	13.60%
6+ year period ended 12-31-03(4)	18.88%
(3)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)4-4-97 (the initial offering date) through 12-31-03.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

Investing in companies involved in one specified sector may involve a greater degree of risk than an investment with greater diversification.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY PORTFOLIO

December 31, 2003
COMMON STOCKS	Shares	Value

Business Equipment and Services - 4.92%
CheckFree Corporation*	225,300	$6,234,051
Euronet Worldwide, Inc.*	176,550	3,183,197
Innovex, Inc.*	115,500	971,932
Nextel Partners, Inc., Class A*	208,900	2,804,482
		13,193,662
Chemicals - Specialty - 2.11%
Pall Corporation	211,200	5,666,496

Communications Equipment - 2.95%
Cisco Systems, Inc.*	193,700	4,692,383
General Cable Corporation*	127,000	1,035,050
Nortel Networks Corporation*	521,000	2,203,830
		7,931,263
Computers - Main and Mini - 0.44%
International Business Machines Corporation	12,800	1,186,304

Computers - Micro - 1.42%
Dell Inc. (A)*	112,300	3,815,954

Computers - Peripherals - 10.64%
Amdocs Limited*	124,200	2,792,016
EMC Corporation*	476,400	6,155,088
Electronics for Imaging, Inc.*	56,400	1,469,220
Lexar Media, Inc.*	119,200	2,072,888
Microsoft Corporation	204,000	5,595,720
Symbol Technologies, Inc.	469,600	7,931,544
VERITAS Software Corporation*	68,900	2,556,879
		28,573,355
Consumer Electronics - 2.80%
Garmin Ltd.	138,700	7,521,007

Electronic Components - 16.59%
AMIS Holdings, Inc.*	136,800	2,494,548
Broadcom Corporation, Class A*	77,200	2,624,800
Intel Corporation	168,400	5,397,220
Microchip Technology Incorporated	141,200	4,706,196
Micron Technology, Inc.*	335,765	4,522,755
OmniVision Technologies, Inc.*	68,707	3,796,749
Taiwan Semiconductor Manufacturing Company
Ltd., ADR*	150,700	1,543,168
Texas Instruments Incorporated	219,900	6,460,662
United Microelectronics Corporation*	722,126	3,574,524
Xilinx, Inc.*	243,300	9,414,493
		44,535,115

Electronic Instruments - 5.99%
ASML Holding N.V.*	154,900	3,104,970
Applied Materials, Inc. (A)*	234,400	5,255,248
Asyst Technologies, Inc.*	177,700	3,075,098
KLA-Tencor Corporation*	41,100	2,406,816
Mattson Technology, Inc.*	184,100	2,238,656
		16,080,788
Health Care - Drugs - 13.00%
Alcon, Inc.	143,900	8,711,706
Amylin Pharmaceuticals, Inc.*	114,900	2,545,610
Forest Laboratories, Inc.*	41,300	2,552,340
Genzyme Corporation - General Division*	172,400	8,496,734
ICOS Corporation*	61,300	2,526,173
IVAX Corporation*	192,600	4,599,288
Novartis AG, ADR	57,500	2,638,675
Pfizer Inc.	80,100	2,829,933
		34,900,459
Health Care - General - 3.58%
ALARIS Medical, Inc.*	16,727	254,418
Boston Scientific Corporation	254,300	9,348,068
		9,602,486
Hospital Supply and Management 10.23%
Cerner Corporation*	254,130	9,617,550
HCA Inc	263,700	11,328,552
Province Healthcare Company*	406,500	6,504,000
		27,450,102
Multiple Industry - 12.18%
AU Optronics Corp., ADR	337,615	4,024,371
Amphenol Corporation, Class A*	97,400	6,226,782
Research In Motion Limited*	227,800	15,225,013
Samsung Electronics Co., Ltd. (B)	19,100	7,229,627
		32,705,793
Retail - Specialty Stores - 2.04%
Best Buy Co., Inc.*	85,200	4,450,848
Conn's, Inc.*	63,400	1,022,325
		5,473,173
Timesharing and Software - 4.23%
Alliance Data Systems Corporation*	93,300	2,582,544
Amazon.com, Inc.*	123,500	6,510,302
Sohu.com Inc.*	75,400	2,262,754
		11,355,600

TOTAL COMMON STOCKS - 93.12%		$249,991,557
(Cost: $ 206,093,407)

CALL OPTIONS 0.01%	Number of Contracts	Value

Applied Materials, Inc., January 25,
Expires 1-17-04	498	$4,980
Dell Inc., January 35,
Expires 1-17-04	358	12,530
(Cost: $171,588)		$17,510

SHORT-TERM SECURITIES	Principal Amount in Thousands

Capital Equipment - 1.12%
John Deere Capital Corporation,
1.2%, 1-8-04	$3,000	2,999,300

Chemicals - Petroleum and Inorganic - 1.12%
du Pont (E.I.) de Nemours and Company,
1.05%, 1-28-04	3,000	2,997,638

Food and Related - 0.66%
General Mills, Inc.,
1.53%, Master Note	1,765	1,765,000

Health Care - Drugs - 0.87%
Abbott Laboratories,
0.85%, 1-5-04	2,332	2,331,780

Health Care - General - 1.49%
Baxter International Inc.,
1.09%, 2-3-04	4,000	3,996,003

Publishing - 0.74%
Gannett Co., Inc.,
1.05%, 1-15-04	2,000	1,999,183

Utilities - Gas and Pipeline - 0.92%
Michigan Consolidated Gas Co.,
1.06%, 1-6-04	2,486	2,485,634

TOTAL SHORT-TERM SECURITIES - 6.92%		$18,574,538
(Cost: $ 18,574,538)

TOTAL INVESTMENT SECURITIES - 100.05%		$268,583,605
(Cost: $ 224,839,533)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.05%)		(124,597)

NET ASSETS - 100.00%		$268,459,008

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)As of December 31, 2003, a portion of these securities were used as cover for the following written put options (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

Applied Materials, Inc.	498	January/25	$78,182	$126,990
Dell Inc.	358	January/35	52,624	46,540

			$130,806	$173,530

(B)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

SCIENCE AND TECHNOLOGY PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities-at value (cost - $224,840) (Notes 1 and 3)	$268,584
Cash	1
Receivables:
Investment securities sold	237
Fund shares sold	54
Dividends and interest	2

Total assets	268,878

LIABILITIES
Payable for investment securities purchased	204
Outstanding written put options-at value (Note 5)	174
Payable to Fund shareholders	12
Accrued accounting and administrative services fees (Note 2)	7
Accrued management fee (Note 2)	6
Accrued shareholder servicing fee (Note 2)	3
Accrued service fee (Note 2)	2
Other	11

Total liabilities	419

Total net assets	$268,459

NET ASSETS
$0.001 par value capital stock:
Capital stock	$21
Additional paid-in capital	305,483
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(6)
Accumulated undistributed net realized loss on investment transactions	(80,740)
Net unrealized appreciation in value of securities	43,898
Net unrealized depreciation in value of written options	(43)
Net unrealized depreciation in value of purchased options	(154)

Net assets applicable to outstanding units of capital	$268,459

Net asset value, redemption and offering price per share	$12.3883

Capital shares outstanding	21,670
Capital shares authorized	35,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      SCIENCE AND TECHNOLOGY PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $80)	$892
Interest and amortization	503

Total income	1,395

Expenses (Note 2):
Investment management fee	1,842
Service fee	542
Accounting and administrative services fees	67
Custodian fees	17
Audit fees	8
Shareholder servicing fee	8
Legal fees	5
Other	35

Total expenses	2,524

Net investment loss	(1,129)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(11,202)
Realized net loss on written options	(2,496)
Realized net loss on purchased options	(1,772)

Realized net loss on investments	(15,470)

Unrealized appreciation in value of securities during the period	75,291
Unrealized appreciation in value of written options during the period	946
Unrealized appreciation in value of purchased options during the period	233

Unrealized appreciation in value of investments during the period	76,470

Net gain on investments	61,000

Net increase in net assets resulting from operations	$59,871

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

      SCIENCE AND TECHNOLOGY PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(1,129)	$(502)
Realized net loss on investments	(15,470)	(27,716)
Unrealized appreciation (depreciation)	76,470	(36,307)

Net increase (decrease) in net assets resulting from operations	59,871	(64,525)

Dividends to shareholders from (Note 1E):(1)
Net investment income	-	(2)
Realized gains on securities transactions	-	-

	-	(2)

Capital share transactions(2)	13,622	(7,970)

Total increase (decrease)	73,493	(72,497)
NET ASSETS
Beginning of period	194,966	267,463

End of period	$268,459	$194,966

Undistributed net investment loss	$(6)	$(3)

(1)See "Financial Highlights" on page 166.

(2)Shares issued from sale of shares	4,190	4,531
Shares issued from reinvestment of dividend	-	- *
Shares redeemed	(3,051)	(5,410)

Increase (decrease) in outstanding capital shares	1,139	(879)

Value issued from sale of shares	$44,577	$47,962
Value issued from reinvestment of dividend	-	2
Value redeemed	(30,955)	(55,934)

Increase (decrease) in outstanding capital	$13,622	$(7,970)

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCIENCE AND TECHNOLOGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$9.4961	$12.4927	$14.2542	$22.4087	$8.2750

Income (loss) from investment operations:
Net investment income (loss)	(0.0521)	(0.0245)	0.0584	0.1151	(0.0309)
Net realized and unrealized gain (loss) on investments	2.9443	(2.9720)	(1.7571)	(4.8532)	14.4840

Total from investment operations	2.8922	(2.9965)	(1.6987)	(4.7381)	14.4531

Less distributions from:
Net investment income	(0.0000)	(0.0001)	(0.0589)	(0.1151)	(0.0000)
Capital gains	(0.0000)	(0.0000)	(0.0039)	(3.3013)	(0.3194)

Total distributions	(0.0000)	(0.0001)	(0.0628)	(3.4164)	(0.3194)

Net asset value, end of period	$12.3883	$9.4961	$12.4927	$14.2542	$22.4087

Total return	30.46%	-23.99%	-11.91%	-21.15%	174.66%
Net assets, end of period (in millions)	$268	$195	$267	$295	$253
Ratio of expenses to average net assets	1.16%	1.17%	1.15%	1.14%	1.10%
Ratio of net investment income (loss) to average net assets	-0.52%	-0.23%	0.47%	0.64%	-0.38%
Portfolio turnover rate	115.65%	92.25%	93.19%	93.76%	47.36%

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

An interview with Gilbert Scott, portfolio manager of
W&R Target Funds, Inc. - Small Cap Growth Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Small Cap Growth Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio produced a strong absolute return, but did not keep pace with its benchmark. The Portfolio increased 35.77 percent for the year, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which increased 48.56 percent during the period, and the Lipper Variable Annuity Small-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 41.66 percent during the period.

Why did the Portfolio lag its benchmark index during the fiscal year?

We believe that there were three primary reasons for the underperformance: a relatively high cash balance, an underweight in the technology sector and a focus on higher-quality companies in the portfolio. In our view, the market disproportionately rewarded lower-quality companies in 2003, as evidenced by the fact that companies priced under $5 and those that did not make money produced some of the highest average returns. The Portfolio generally only maintains marginal positions in these types of companies.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The year got off to a slow start with a great deal of uncertainty about the economy and the conflict with Iraq. As a result, the first-quarter return for the benchmark was negative, which makes the high overall benchmark return for the year even more startling. Fiscal and monetary stimulus was very successful in stimulating the economy, as evidenced by the strong third- and fourth-quarter GDP growth. Earnings growth derived from the economic recovery was strong as companies maintained a lean cost structure. The technology sector produced the largest earnings gains and, not surprisingly, produced the largest stock-market gains as well. The Portfolio, however, was underweight in technology, and this was a considerable drag on performance. In addition, our historical approach of purchasing companies with a valuation-sensitive bias did not help performance this year, but will be maintained because we believe it will help in long-term performance.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

As stated above, holding cash through most of the year impaired performance. However, the Portfolio did not take the risk of overweighting the portfolio in low-quality companies. We believe that, over time, higher-quality companies will produce superior results than lower-quality companies. The purchase of more securities in the third and fourth quarter in conjunction with a broader sector-participation in the market rally improved performance toward the end of the period.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

During the year, a small overweight in health care proved helpful as the sector provided strong returns. Going forward, we expect to maintain a balanced sector approach. We believe the market is expecting strong results from both the economy and individual companies, as suggested by the healthy valuations inherent in the market. The ability of companies to maintain their earnings leverage and meet earnings will, in our view, determine their performance and will be monitored closely. New positions and deletions of stocks will be made with the historical philosophy and process of the Portfolio in mind.

Respectfully,

Gilbert Scott
Manager
Small Cap Growth Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that, effective August 2003, Gilbert Scott became the portfolio manager for the Portfolio.

Comparison of Change in Value of $10,000 Investment
W&R Target Small Cap Growth Portfolio,
Russell 2000 Growth Index and
Lipper Variable Annuity Small-Cap Growth Funds Universe Average
	W&R Target Small Cap Growth Portfolio	Russell 2000 Growth Index	Lipper Variable Annuity Small-Cap Growth Funds Universe Average

05-03-94 Purchase	$10,000	$10,000	$10,000
12-31-94	12,091	10,137	10,805
12-31-95	15,999	13,274	14,031
12-31-96	17,360	14,756	16,831
12-31-97	22,834	16,663	19,713
12-31-98	25,315	16,869	20,853
12-31-99	38,537	24,136	33,955
12-31-00	33,779	18,738	30,464
12-31-01	33,126	17,011	26,264
12-31-02	25,908	11,870	18,220
12-31-03	35,175	17,634	25,810

----- W&R Target Small Cap Growth Portfolio(1) -- $35,175
..... Russell 2000 Growth Index(2) -- $17,634
***** Lipper Variable Annuity Small-Cap Growth Funds Universe Average(2) -- $25,810

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1994.

Average Annual Total Return(3)

1-year period ended 12-31-03	35.77%
5-year period ended 12-31-03	6.80%
9+ year period ended 12-31-03(4)	13.89%
(3)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)5-3-94 (the initial offering date) through 12-31-03. Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc. Investing in small cap stocks may carry more risk than investing in stocks of larger, more well-established companies. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF SMALL CAP GROWTH PORTFOLIO

December 31, 2003

COMMON STOCKS	Shares	Value

Apparel - 0.12%
Tommy Hilfiger Corporation*	43,900	$650,159

Banks - 0.09%
Westamerica Bancorporation	9,450	470,610

Beverages - 0.89%
Mondavi (Robert) Corporation (The), Class A*	124,717	4,850,244

Broadcasting - 2.58%
Cox Radio, Inc., Class A*	266,110	6,713,955
Cumulus Media Inc., Class A*	43,003	946,281
Emmis Communications Corporation, Class A*	36,200	979,753
Entercom Communications Corp.*	102,050	5,404,568
		14,044,557
Business Equipment and Services - 10.15%
Acxiom Corporation*	663,000	12,318,540
CACI International Inc, Class A*	12,350	600,457
CheckFree Corporation*	473,905	13,112,951
Education Management Corporation*	18,500	574,795
Headwaters Incorporated*	37,000	725,940
MSC Industrial Direct Co., Inc., Class A	418,800	11,517,000
Manugistics Group, Inc.*	62,882	393,012
MAXIMUS, Inc.*	240,050	9,393,157
Pegasus Solutions, Inc.*	32,550	345,356
QRS Corporation*	13,719	111,467
Resources Connection, Inc.*	225,882	6,177,873
		55,270,548
Capital Equipment - 0.80%
Nordson Corporation	126,087	4,356,936

Chemicals - Specialty - 1.47%
Airgas, Inc.	20,200	433,896
Minerals Technologies Inc.	127,450	7,551,412
		7,985,308
Communications Equipment - 3.69%
Advanced Fibre Communications, Inc.*	259,380	5,197,975
Enterasys Networks, Inc.*	1,485,300	5,569,875
InterDigital Communications Corporation*	29,900	615,641
Polycom, Inc.*	22,700	438,904
Tekelec*	506,600	7,821,904
ValueVision Media, Inc.*	26,945	450,116
		20,094,415
Computers - Peripherals - 5.93%
Actel Corp*	23,700	$571,407
Agile Software Corporation*	53,050	526,256
Avid Technology, Inc.*	23,150	1,111,200
Chordiant Software, Inc.*	747,678	4,078,583
EMC Corporation*	77,895	1,006,403
Informatica Corporation*	55,500	568,875
MicroStrategy Incorporated, Class A*	113,150	5,942,072
Openwave Systems Inc.*	59,716	657,772
Red Hat, Inc.*	411,900	7,725,184
Take-Two Interactive Software, Inc.*	325,200	9,380,394
Titan Corporation (The)*	32,550	709,916
		32,278,062
Construction Materials - 0.10%
Griffon Corporation*	27,650	560,189

Containers - 0.11%
Crown Holdings, Inc.*	64,450	583,917

Defense - 0.10%
Kroll Inc.*	21,800	568,108

Electrical Equipment - 1.25%
Power-One, Inc.*	629,000	6,780,620

Electronic Components - 1.63%
Axcelis Technologies, Inc.*	73,000	749,710
Brooks Automation, Inc.*	26,068	622,373
Integrated Device Technology, Inc.*	38,650	661,495
Power Integrations, Inc.*	132,400	4,453,936
Semtech Corporation*	53,250	1,214,100
Varian Semiconductor Equipment Associates, Inc.*	27,050	1,184,520
		8,886,134
Electronic Instruments - 5.68%
Cymer, Inc.*	17,066	788,279
FLIR Systems, Inc.*	292,950	10,692,675
Lam Research Corporation*	171,500	5,532,590
Mettler-Toledo International Inc.*	168,800	7,125,048
Plexus Corp.*	380,750	6,552,707
Ultratech, Inc. *	6,760	198,981
		30,890,280
Finance Companies - 1.37%
Financial Federal Corporation*	204,800	6,256,640
Nelnet, Inc., Class A*	54,300	1,216,320
		7,472,960
Food and Related - 2.36%
American Italian Pasta Company, Class A*	278,950	$11,688,005
Hain Celestial Group, Inc. (The)*	29,600	687,016
Performance Food Group Company*	12,250	443,634
		12,818,655
Health Care - Drugs - 3.79%
Angiotech Pharmaceuticals, Inc.*	15,300	701,352
BioMarin Pharmaceutical Inc.*	40,000	310,400
Cubist Pharmaceuticals Inc.*	31,800	385,257
Inspire Pharmaceuticals, Inc.*	28,700	406,105
K-V Pharmaceutical Company, Class A*	32,850	837,675
Medicis Pharmaceutical Corporation, Class A	18,185	1,296,590
Myogen, Inc.*	187,400	2,738,851
NPS Pharmaceuticals, Inc.*	193,900	5,959,517
Pharmaceutical Resources, Inc.*	58,300	3,798,245
Sepracor Inc.*	174,450	4,178,950
		20,612,942
Health Care - General - 12.13%
ALARIS Medical, Inc.*	380,780	5,791,664
Apria Healthcare Group Inc.*	19,500	555,165
ArthroCare Corporation*	346,372	8,498,237
Ciphergen Biosystems, Inc.*	384,936	4,313,208
Conceptus, Inc.*	186,280	1,979,225
Hologic, Inc.*	79,784	1,375,476
IDEXX Laboratories, Inc.*	106,007	4,906,004
Omnicare, Inc.	460,350	18,593,537
ResMed Inc.*	195,100	8,104,454
SonoSite, Inc.*	21,300	458,802
TheraSense, Inc.*	37,100	753,501
VISX, Incorporated*	461,700	10,688,355
		66,017,628
Hospital Supply and Management - 6.12%
Accredo Health, Incorporated*	44,700	1,415,649
Advisory Board Company (The)*	75,653	2,635,372
Amsurg Corp.*	252,450	9,585,526
Centene Corporation*	23,700	663,837
Cerner Corporation*	303,022	11,467,868
Coventry Health Care, Inc.*	9,850	635,227
LabOne, Inc.*	176,330	5,722,790
LifePoint Hospitals, Inc.*	39,750	1,170,836
		33,297,105
Insurance - Property and Casualty - 0.20%
HCC Insurance Holdings, Inc.	21,500	683,700
U.S.I. Holdings Corporation*	31,500	411,075
		1,094,775
Motor Vehicle Parts - 2.21%
BorgWarner Inc.	9,950	$846,446
Gentex Corporation	253,700	11,198,318
		12,044,764
Multiple Industry - 0.80%
Corrections Corporation of America*	121	3,488
Fisher Scientific International Inc.*	12,300	508,851
Ishares Russell 2000 Index Fund	13,400	1,484,720
NetEase.com, Inc., ADR*	63,600	2,345,250
		4,342,309
Petroleum - Domestic - 4.27%
Newfield Exploration Company*	289,700	12,903,238
Patterson-UTI Energy, Inc.*	280,800	9,236,916
Remington Oil and Gas Corporation*	26,750	526,708
Spinnaker Exploration Company*	17,650	569,566
		23,236,428
Petroleum - Services - 0.07%
Newpark Resources, Inc.*	82,000	392,780

Photographic Equipment - 0.86%
DuPont Photomasks, Inc.*	194,350	4,704,242

Publishing - 4.59%
Getty Images, Inc.*	379,162	19,007,391
Martek Biosciences Corporation*	84,624	5,501,406
Scholastic Corporation*	13,450	455,888
		24,964,685
Railroad - 1.21%
Kansas City Southern*	461,400	6,607,248

Restaurants - 1.77%
Jack in the Box Inc.*	26,300	561,768
Sonic Corp.*	297,500	9,072,263
		9,634,031
Retail - General Merchandise - 0.26%
BJ's Wholesale Club, Inc.*	30,700	704,872
Cost Plus, Inc.*	17,550	719,638
		1,424,510
Retail - Specialty Stores - 5.89%
Aeropostale, Inc.*	22,550	618,321
American Eagle Outfitters, Inc.*	27,950	458,380
AnnTaylor Stores Corporation*	20,250	789,750
Bombay Company, Inc. (The)*	309,500	2,519,330
Borders Group, Inc.*	226,600	4,967,072
Delta and Pine Land Company	23,550	598,170
Guitar Center, Inc.*	16,050	523,069
Retail - Specialty Stores (Continued)
Gymboree Corporation (The)*	590,250	$10,208,374
Hot Topic, Inc.*	24,400	718,580
Linens 'n Things, Inc.*	24,750	744,480
Movie Gallery, Inc.*	24,900	465,132
O'Reilly Automotive, Inc.*	246,000	9,461,160
		32,071,818
Security and Commodity Brokers - 1.87%
Affiliated Managers Group, Inc.*	11,000	765,490
Chicago Mercantile Exchange Holdings Inc.	106,333	7,694,256
IndyMac Bancorp, Inc.	20,700	616,653
Jefferies Group, Inc.	16,700	551,434
Raymond James Financial, Inc.	13,950	525,915
		10,153,748
Timesharing and Software - 7.83%
Ask Jeeves, Inc.*	25,800	468,399
Cognizant Technology Solutions Corporation*	199,650	9,109,031
DoubleClick Inc.*	57,000	586,530
F5 Networks, Inc.*	177,024	4,449,498
FactSet Research Systems, Inc.	193,350	7,387,903
FileNet Corporation*	297,650	8,046,968
Hyperion Solutions Corporation*	18,650	562,764
MatrixOne, Inc.*	115,900	716,262
RealNetworks, Inc.*	37,300	213,170
SINA Corporation*	69,900	2,359,125
Secure Computing Corporation*	7,129	127,253
Sohu.com Inc.*	80,300	2,409,803
webMethods, Inc.*	49,350	452,046
Zebra Technologies Corporation*	86,350	5,728,027
		42,616,779
Utilities - Telephone - 1.32%
Commonwealth Telephone Enterprises, Inc.*	190,550	7,194,215

TOTAL COMMON STOCKS - 93.51%		$508,971,709
(Cost: $397,592,484)

SHORT-TERM SECURITIES	Principal Amount in Thousands	Value

Beverages - 0.82%
Diageo Capital plc,
1.04%, 1-26-04	$4,500	4,496,750

Chemicals - Petroleum and Inorganic - 0.55%
du Pont (E.I.) de Nemours and Company,
1.05%, 1-28-04	3,000	2,997,638

Chemicals - Specialty - 0.92%
Air Products and Chemicals, Inc.,
0.90%, 1-2-04	$5,000	$4,999,875

Food and Related - 0.34%
General Mills, Inc.,
1.17%, Master Note	1,846	1,846,000

Household - General Products - 0.92%
Procter & Gamble Company (The),
1.01%, 1-15-04	5,000	4,998,036

Motor Vehicles - 0.55%
Harley-Davidson Funding Corp.,
1.02%, 1-26-04	2,978	2,975,891

Publishing - 1.10%
Gannett Co., Inc.:
1.0%, 1-5-04	1,000	999,889
1.05%, 1-15-04	5,000	4,997,958
		5,997,847
Security and Commodity Brokers - 0.40%
UBS Finance Delaware LLC,
0.98%, 1-5-04	2,200	2,199,760

Utilities - Gas and Pipeline - 0.92%
Michigan Consolidated Gas Co.,
1.11%, 1-8-04	5,000	4,998,921

TOTAL SHORT-TERM SECURITIES - 6.52%		$35,510,718
(Cost: $35,510,718)

TOTAL INVESTMENT SECURITIES - 100.03%		$544,482,427
(Cost: $433,103,202)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.03%)		(161,879)

NET ASSETS - 100.00%		$544,320,548

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      SMALL CAP GROWTH PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $433,103) (Notes 1 and 3)	$544,482
Cash	2
Receivables:
Fund shares sold	44
Dividends and interest	23

Total assets	544,551

LIABILITIES
Payable to Fund shareholders	188
Accrued management fee (Note 2)	13
Accrued accounting and administrative services fees (Note 2)	11
Accrued shareholder servicing fee (Note 2)	6
Accrued service fee (Note 2)	4
Other	8

Total liabilities	230

Total net assets	$544,321

NET ASSETS
$0.001 par value capital stock:
Capital stock	$64
Additional paid-in capital	598,695
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(8)
Accumulated undistributed net realized loss on investment transactions	(165,809)
Net unrealized appreciation in value of investments	111,379

Net assets applicable to outstanding units of capital	$544,321

Net asset value, redemption and offering price per share	$8.4703

Capital shares outstanding	64,262
Capital shares authorized	75,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

SMALL CAP GROWTH PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$585
Dividends	389

Total income	974

Expenses (Note 2):
Investment management fee	3,020
Service fee	888
Accounting and administrative services fees	87
Custodian fees	18
Shareholder servicing fee	14
Legal fees	11
Audit fees	9
Other	47

Total expenses	4,094

Net investment loss	(3,120)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(25,597)
Unrealized appreciation in value of investments during the period	132,767

Net gain on investments	107,170

Net increase in net assets resulting from operations	$104,050

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

SMALL CAP GROWTH PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(3,120)	$(2,051)
Realized net loss on investments	(25,597)	(18,965)
Unrealized appreciation (depreciation)	132,767	(60,013)

Net increase (decrease) in net assets resulting from operations	104,050	(81,029)

Dividends to shareholders from (Note 1E):(1)
Net investment income	-	-
Realized gains on securities transactions	-	-

	-	-

Capital share transactions(2)	161,019	1,084

Total increase (decrease)	265,069	(79,945)
NET ASSETS
Beginning of period	279,252	359,197

End of period	$544,321	$279,252

Undistributed net investment loss	$(8)	$(4)

(1)See "Financial Highlights" on page 179.

(2)Shares issued from sale of shares	8,139	15,643
Shares issued in connection with merger of Advantus Small Company Growth Portfolio	20,668	-
Shares issued from reinvestment of dividend	-	-
Shares redeemed	(9,305)	(15,912)

Increase (decrease) in outstanding capital shares	19,502	(269)

Value issued from sale of shares	$60,408	$110,132
Value issued in connection with merger of Advantus Small Company Growth Portfolio	164,419	-
Value issued from reinvestment of dividend	-	-
Value redeemed	(63,808)	(109,048)

Increase in outstanding capital	$161,019	$1,084

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$6.2388	$7.9770	$8.1345	$11.6130	$7.9019

Income (loss) from investment operations:
Net investment income (loss)	(0.0485)	(0.0458)	(0.0103)	0.0717	0.0423
Net realized and unrealized gain (loss) on investments	2.2800	(1.6924)	(0.1471)	(1.5051)	4.0847

Total from investment operations	2.2315	(1.7382)	(0.1574)	(1.4334)	4.1270

Less distributions:
From net investment income	(0.0000)	(0.0000)	(0.0000)*	(0.0717)	(0.0421)
From capital gains	(0.0000)	(0.0000)	(0.0001)	(1.9734)	(0.3738)
In excess of capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0000)	(0.0000)	(0.0001)	(2.0451)	(0.4159)

Net asset value, end of period	$8.4703	$6.2388	$7.9770	$8.1345	$11.6130

Total return	35.77%	-21.79%	-1.93%	-12.35%	52.23%
Net assets, end of period (in millions)	$544	$279	$359	$345	$318
Ratio of expenses to average net assets	1.15%	1.15%	1.14%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets	-0.88%	-0.66%	-0.14%	0.68%	0.53%
Portfolio turnover rate	86.46%	34.54%	30.31%	58.35%	130.99%

*Not shown due to rounding.

See Notes to Financial Statements.

MANAGERS' DISCUSSION

      December 31, 2003

The W&R Target Funds, Inc. - Small Cap Value Portfolio is subadvised by State Street Research & Management Company. The following is an interview with portfolio managers John Burbank, Paul Haagensen and Caroline Evascu.

This report relates to the operation of the W&R Target Funds, Inc. - Small Cap Value Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

As you likely know, the Advantus Small Company Value Portfolio was reorganized as the W&R Target Small Cap Value Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Small Company Value Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Small Cap Value Portfolio. If those expenses were reflected, performance of the W&R Target Small Cap Value Portfolio would differ.

How did the Portfolio perform during the last fiscal year?

The Portfolio did very well, outperforming both its benchmark index and peer group. The Portfolio increased 49.48 percent for the year, compared with the Russell 2000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which increased 46.07 percent during the period; and the Lipper Variable Annuity Small-Cap Core Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 41.28 percent during the period.

What helped the Portfolio outperform its benchmark index during the fiscal year?

The largest contributors to relative performance included stock selection in autos and transportation, technology and materials and processing. Alternatively, stock selection in consumer discretionary detracted from returns. On the whole, allocation effects had a positive impact on relative performance, although we do not make top-down allocation decisions.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

As a result of our value-based investment process - one that focuses on stock-by-stock research, selection and bottom-up portfolio construction - the Portfolio held many companies leveraged to an overall economic recovery. As the year progressed, and the robustness of the economic recovery became apparent, investors began to reward those companies that stood to benefit from sustained consumer spending and increased industrial activity.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

We select companies that, in our view, present the greatest opportunity relative to their valuations. We do not attempt to add value through top-down decisions or macroeconomic analysis.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Generally speaking, our bottom-up portfolio construction process resulted in a Portfolio with a tilt toward economically sensitive sectors such as producer durables, materials and processing and technology. Conversely, the Portfolio had significant underweight allocations to financial services, as we found much more compelling investment opportunities elsewhere based on our disciplined valuation-sensitive process.

Respectfully,

John Burbank
Paul Haagensen
Caroline Evascu
Managers
Small Cap Value Portfolio

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Effective January 1, 2004, John Burbank retired as a portfolio manager.

Comparison of Change in Value of $10,000 Investment
W&R Target Small Cap Value Portfolio,
Russell 2000 Index and
Lipper Variable Annuity Small-Cap Core Funds Universe Average
	W&R Target Small Cap Value Portfolio	Russell 2000 Value Index	Lipper Variable Annuity Small-Cap Core Funds Universe Average

10-1-97 Purchase	$10,000	$10,000	$10,000
12-31-97	10,229	10,163	9,201
12-31-98	9,539	9,524	9,068
12-31-99	9,246	9,377	11,199
12-31-00	11,835	11,542	11,938
12-31-01	13,679	13,154	12,452
12-31-02	10,947	11,658	10,047
12-31-03	16,363	17,029	14,194

===== W&R Target Small Cap Value Portfolio(1) -- $16,363
***** Russell 2000 Value Index(2) -- $17,029
..... Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average(2) -- $14,194

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of September 30, 1997.

Average Annual Total Return(3)

1-year period ended 12-31-03	49.48%
5-year period ended 12-31-03	11.40%
6+ year period ended 12-31-03(4)	8.19%
(3)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)10-1-97 (the initial offering date) through 12-31-03.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

Investing in small cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus Small Company Value Portfolio was reorganized as the W&R Target Small Cap Value Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Small Company Value Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Small Cap Value Portfolio. If those expenses were reflected, performance of the W&R Target Small Cap Value Portfolio would differ.

THE INVESTMENTS OF SMALL CAP VALUE PORTFOLIO

December 31, 2003
COMMON STOCKS	Shares	Value

Air Transportation - 2.21%
Alaska Air Group, Inc.*	19,200	$523,968
EGL, Inc.*	37,000	650,090
Frontier Airlines, Inc.*	24,000	342,480
Mesa Air Group, Inc.*	48,100	603,655
		2,120,193
Aircraft - 2.50%
AAR CORP. *	39,500	590,525
HEICO Corporation	18,100	329,420
Martin Marietta Materials, Inc.	21,000	986,370
Triumph Group, Inc.*	13,600	495,040
		2,401,355
Aluminum - 0.47%
Steelcase Inc.	31,300	449,468

Apparel - 1.02%
OshKosh B'Gosh, Inc., Class A	8,300	178,201
Payless ShoeSource, Inc.*	46,900	628,460
Russell Corporation	8,800	154,528
Stride Rite Corporation (The)	1,400	15,932
		977,121
Banks - 0.66%
First Niagara Financial Group, Inc.	12,000	179,520
Sterling Bancshares, Inc.	33,800	450,554
		630,074
Broadcasting - 0.74%
Entravision Communications Corporation*	13,600	150,960
Gray Television, Inc.	14,300	216,216
LIN TV Corp., Class A*	13,300	343,273
		710,449
Business Equipment and Services - 5.35%
Bowne & Co., Inc.	11,800	160,008
Carreker Corporation*	40,700	571,021
Dollar Thrifty Automotive Group, Inc.*	10,900	282,746
Excel Technology, Inc.*	9,700	315,832
Heidrick & Struggles International, Inc.*	28,000	610,680
John H. Harland Company	16,100	439,530
NCO Group, Inc.*	18,300	418,795
PTEK Holdings, Inc.*	52,700	464,287
Perot Systems Corporation, Class A*	18,200	245,336
ProQuest Company*	11,500	338,675
Stewart Enterprises, Inc., Class A*	105,800	600,415
Tetra Tech, Inc.*	21,200	528,622
Viad Corp	6,100	152,500
		5,128,447
Capital Equipment - 7.76%
Cummins Inc.	2,500	122,350
Denison International plc, ADR*	4,000	95,720
Esterline Technologies Corporation*	15,100	402,717
Flowserve Corporation*	28,900	603,432
GrafTech International Ltd.*	33,500	452,250
Helix Technology Corporation	18,500	380,822
JLG Industries, Inc.	78,500	1,195,555
Joy Global Inc.*	26,800	696,130
Kadant Inc.*	24,900	539,085
Manitowoc Company, Inc. (The)	18,200	567,840
Maverick Tube Corporation*	29,800	573,650
Regal-Beloit Corporation	14,600	321,200
Stewart & Stevenson Services, Inc.	23,900	335,795
Terex Corporation*	12,700	361,696
Valmont Industries, Inc.	17,600	407,440
Watts Industries, Inc., Class A	17,300	384,060
		7,439,742
Chemicals - Petroleum and Inorganic - 0.60%
Methanex Corporation	27,200	305,864
Tredegar Corporation	17,400	270,222
		576,086
Chemicals - Specialty - 3.24%
Agrium Inc.	62,400	1,027,104
Cambrex Corporation	15,100	381,426
Ferro Corporation	14,400	391,824
IMC Global Inc.	34,000	337,620
Minerals Technologies Inc.	8,200	485,850
OMNOVA Solutions Inc.*	46,000	220,800
SPARTECH Corporation	10,700	263,648
		3,108,272
Coal - 0.50%
Peabody Energy Corporation	11,400	475,494

Communications Equipment - 2.97%
Advanced Fibre Communications, Inc.*	7,000	140,280
Anaren, Inc.*	28,400	402,428
Andrew Corporation*	49,700	576,023
Anixter International Inc.*	10,100	261,388
CommScope, Inc.*	24,800	404,984
Dycom Industries, Inc.*	17,200	461,304
Plantronics, Inc.*	18,300	597,495
		2,843,902
Computers - Peripherals - 3.34%
Actel Corporation*	17,400	419,514
Cognex Corporation	13,600	385,220
Electronics for Imaging, Inc.*	33,100	862,255
Computers - Peripherals (Continued)
Gerber Scientific, Inc.*	400	3,184
Inet Technologies, Inc.*	35,300	425,012
MICROS Systems, Inc.*	4,900	212,684
Mentor Graphics Corporation*	15,600	226,980
NMS Communications Corporation*	64,000	395,520
SimpleTech, Inc.*	45,900	271,728
		3,202,097
Construction Materials - 0.88%
Jacuzzi Brands, Inc.*	25,600	181,504
Walter Industries, Inc.	49,800	664,830
		846,334
Containers - 0.84%
Anchor Glass Container Corporation	18,000	287,640
Packaging Corporation of America*	23,600	515,896
		803,536
Cosmetics and Toiletries - 0.92%
Chattem, Inc.*	20,000	358,500
Playtex Products, Inc.*	67,700	523,321
		881,821
Defense - 1.21%
Alliant Techsystems Inc.*	7,800	450,528
Teledyne Technologies Incorporated*	21,700	409,045
United Defense Industries, Inc.*	9,500	302,860
		1,162,433
Electrical Equipment - 1.84%
Acuity Brands, Inc.	12,700	327,660
Belden Inc.	11,300	238,317
C&D Technologies, Inc.	2,800	53,676
Federal Signal Corporation	14,900	261,048
Integrated Electrical Services, Inc.*	59,700	552,225
Littelfuse, Inc.*	4,500	129,577
York International Corporation	5,400	198,720
		1,761,223
Electronic Components - 7.17%
ATMI, Inc. *	20,500	475,805
AVX Corporation	14,400	239,328
Avnet, Inc.*	14,800	320,568
Brooks Automation, Inc.*	33,300	795,038
ChipPac, Inc., Class A*	17,000	129,285
Cypress Semiconductor Corporation*	46,600	995,376
Hutchinson Technology Incorporated*	11,800	362,791
IXYS Corporation*	19,500	182,423
KEMET Corporation*	71,800	982,942
MKS Instruments, Inc.*	20,500	588,555
OpticNet, Inc.*	3,850	154
Thomas & Betts Corporation	23,900	547,071
Electronic Components (Continued)
TriQuint Semiconductor, Inc.*	59,100	416,655
Varian Semiconductor Equipment Associates, Inc.*	19,200	840,768
		6,876,759
Electronic Instruments - 5.87%
BEI Technologies, Inc.*	21,600	432,108
Benchmark Electronics, Inc.*	14,100	490,821
Coherent, Inc.*	9,000	214,200
LeCroy Corporation*	18,200	330,876
Roper Industries, Inc.	12,400	610,824
Technitrol, Inc.*	71,000	1,472,540
Trimble Navigation Limited*	11,800	437,013
Veeco Instruments Inc.*	58,100	1,641,325
		5,629,707
Farm Machinery - 1.64%
AGCO Corporation*	29,800	600,172
Navistar International Corporation*	20,400	976,956
		1,577,128
Finance Companies - 1.76%
American Capital Strategies, Ltd.	17,900	532,167
GATX Corporation	24,400	682,712
MCG Capital Corporation	12,100	236,192
Medallion Financial Corp.	25,500	240,975
		1,692,046
Food and Related - 1.66%
Bunge Limited	8,300	273,236
Corn Products International, Inc.	11,500	396,175
International Multifoods Corporation*	21,200	381,600
Interstate Bakeries Corporation	37,700	536,471
		1,587,482
Forest and Paper Products - 1.52%
Caraustar Industries, Inc.*	26,600	368,277
Louisiana-Pacific Corporation*	26,600	475,608
Pentair, Inc.	7,200	329,040
Rayonier Inc.	6,866	285,004
		1,457,929
Furniture and Furnishings - 0.75%
La-Z-Boy Incorporated	34,500	723,810

Gold and Precious Metals - 0.13%
Coeur d'Alene Mines Corporation*	21,300	123,114

Health Care - Drugs - 0.74%
Valeant Pharmaceuticals International	28,400	714,260

Health Care - General - 1.70%
American Medical Systems Holdings, Inc.*	6,300	137,466
ArthroCare Corporation*	10,600	260,071
Genesis HealthCare Corporation*	5,750	131,531
Hooper Holmes, Inc.	69,200	427,656
Invivo Corporation*	5,341	117,112
Ocular Sciences, Inc.*	8,700	250,125
VIASYS Healthcare Inc.*	14,900	306,940
		1,630,901
Hospital Supply and Management - 2.04%
Community Health Systems, Inc.*	6,600	175,428
Cytyc Corporation*	12,700	175,133
LifePoint Hospitals, Inc.*	16,200	477,171
NeighborCare, Inc.*	11,300	224,644
Province Healthcare Company*	34,600	553,600
RehabCare Group, Inc.*	16,400	348,664
		1,954,640
Hotels and Gaming - 1.74%
Argosy Gaming Company*	35,600	925,244
Boyd Gaming Corporation	20,700	334,098
Highland Hospitality Corporation*	17,900	195,110
Penn National Gaming, Inc.*	9,400	217,281
		1,671,733
Household - General Products - 0.63%
Tupperware Corporation	34,800	603,432

Insurance - Life - 0.35%
AmerUs Group Co.	9,500	332,215

Insurance - Property and Casualty - 1.81%
Harleysville Group Inc.	10,500	209,370
Hub International Limited	18,200	305,032
Odyssey Re Holdings Corp.	16,600	374,330
Ohio Casualty Corporation*	26,700	463,912
RLI Corp.	2,600	97,396
United National Group, Ltd., Class A *	16,100	288,432
		1,738,472
Leisure Time Industry - 1.60%
Callaway Golf Company	25,900	436,415
Six Flags, Inc.*	52,200	392,544
Steiner Leisure Limited*	22,100	316,141
Steinway Musical Instruments, Inc.*	15,900	392,730
		1,537,830
Metal Fabrication - 2.07%
Ladish Co., Inc.	37,175	302,419
RTI International Metals, Inc.*	16,700	281,729
Titanium Metals Corporation*	6,430	337,639
Trinity Industries, Inc.	34,400	1,060,896
		1,982,683
Mining - 1.11%
Compass Minerals Group, Inc.*	14,700	209,916
Phelps Dodge Corporation*	11,200	852,208
		1,062,124
Motor Vehicle Parts - 1.47%
American Axle & Manufacturing Holdings, Inc.*	13,100	529,502
Apogee Enterprises, Inc.	17,538	199,232
BorgWarner Inc.	5,600	476,392
Tower Automotive, Inc.*	29,600	202,168
		1,407,294
Multiple Industry - 0.27%
Dillard's, Inc., Class A	15,800	260,068

Non-Residential Construction - 0.90%
ElkCorp	13,800	368,460
Granite Construction Incorporated	20,900	490,941
		859,401
Petroleum - Domestic - 2.08%
Cabot Oil & Gas Corporation	20,100	589,935
Energy Partners, Ltd.*	25,700	357,230
Nuevo Energy Company*	4,700	113,599
Spinnaker Exploration Company*	6,500	209,755
Stone Energy Corporation*	7,100	301,395
Teekay Shipping Corporation	2,600	148,278
Vintage Petroleum, Inc.	22,700	273,081
		1,993,273
Petroleum - Services - 2.89%
Atwood Oceanics, Inc.*	10,500	335,370
Core Laboratories N.V.*	23,400	390,546
Global Industries, Ltd.*	64,400	329,084
Hanover Compressor Company*	55,200	615,480
Newpark Resources, Inc.*	52,800	252,912
Veritas DGC Inc.*	26,000	272,480
W-H Energy Services, Inc.*	35,500	575,100
		2,770,972
Publishing - 2.76%
Hollinger International Inc.	32,200	502,964
Journal Register Company*	25,900	536,130
Reader's Digest Association Inc. (The), Class A	89,700	1,315,002
Valassis Communications, Inc.*	10,000	293,500
		2,647,596
Railroad - 1.43%
RailAmerica, Inc.*	24,500	289,100
Westinghouse Air Brake Technologies Corporation	63,400	1,080,336
		1,369,436
Real Estate Investment Trust - 0.36%
Heritage Property Investment Trust, Inc.	12,000	341,400

Restaurants - 1.76%
CKE Restaurants, Inc.*	65,200	416,628
Jack in the Box Inc.*	9,500	202,920
O'Charley's Inc.*	16,600	297,721
Papa John's International, Inc.*	10,100	337,391
Ruby Tuesday, Inc.	4,900	139,601
Ryan's Family Steak Houses, Inc.*	19,200	292,224
		1,686,485
Retail - Food Stores - 1.19%
Duane Reade, Inc.*	36,600	619,272
Longs Drug Stores Corporation	21,300	526,962
		1,146,234
Retail - General Merchandise - 0.61%
Wild Oats Markets, Inc.*	45,400	584,071

Retail - Specialty Stores - 3.41%
American Eagle Outfitters, Inc.*	12,600	206,640
Barnes & Noble, Inc.*	10,500	344,925
CSK Auto Corporation*	2,800	52,556
Charming Shoppes, Inc.*	55,300	302,767
Furniture Brands International, Inc.	12,600	369,558
Genesco Inc.*	20,000	302,600
Hancock Fabrics, Inc.	15,400	222,992
Linens 'n Things, Inc.*	7,400	222,592
Pep Boys - Manny, Moe & Jack (The)	7,100	162,377
Talbots, Inc. (The)	8,900	273,942
Too, Inc.*	29,200	492,896
Tweeter Home Entertainment Group, Inc.*	33,300	315,185
		3,269,030
Security and Commodity Brokers - 0.60%
Fidelity National Financial, Inc.	7,478	289,997
Investment Technology Group, Inc.*	10,300	166,345
SWS Group, Inc.	6,900	122,820
		579,162
Steel - 2.10%
Allegheny Technologies Incorporated*	47,800	631,916
NS Group, Inc.*	21,600	209,520
United States Steel Corporation	33,600	1,176,672
		2,018,108
Timesharing and Software - 0.49%
CIBER, Inc.*	49,300	426,938
Pegasystems Inc.*	5,200	44,616
		471,554
Tires and Rubber Products - 0.45%
Cooper Tire & Rubber Company*	20,400	436,152

Trucking and Shipping - 0.99%
Kirby Corporation*	6,600	230,208
Marten Transport, Ltd.*	3,000	46,230
OMI Corporation*	75,200	671,536
		947,974
Utilities - Electric - 0.14%
Hawaiian Electric Industries, Inc.	2,800	132,636

Utilities - Gas and Pipeline - 0.49%
NUI Corporation	20,400	328,848
UGI Corporation	4,100	138,990
		467,838
Utilities - Telephone - 0.54%
American Tower Corporation*	28,000	302,960
Cincinnati Bell Inc.*	43,200	218,160
		521,120

TOTAL COMMON STOCKS - 96.27%		$92,324,116
(Cost: $69,847,383)

TOTAL SHORT-TERM SECURITIES - 4.17%		$3,998,520
(Cost: $3,998,520)

TOTAL INVESTMENT SECURITIES - 100.44%		$96,322,636
(Cost: $73,845,903)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.44%)		(422,932)

NET ASSETS - 100.00%		$95,899,704

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      SMALL CAP VALUE PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $73,846) (Notes 1 and 3)	$96,323
Receivables:
Investment securities sold	350
Fund shares sold	59
Dividends and interest	53

Total assets	96,785

LIABILITIES
Due to custodian	427
Payable for investment securities purchased	406
Payable to Fund shareholders	42
Accrued accounting and administrative services fees (Note 2)	4
Accrued management fee (Note 2)	2
Accrued service fee (Note 2)	1
Accrued shareholder servicing fee (Note 2)	1
Other	2

Total liabilities	885

Total net assets	$95,900

NET ASSETS
$0.001 par value capital stock:
Capital stock	$6
Additional paid-in capital	75,788
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	-	*
Accumulated undistributed net realized loss on investment transactions	(2,371)
Net unrealized appreciation in value of securities	22,477

Net assets applicable to outstanding units of capital	$95,900

Net asset value, redemption and offering price per share	$15.2013

Capital shares outstanding	6,309
Capital shares authorized	35,000

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

SMALL CAP VALUE PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1)	$436
Interest and amortization	107

Total income	543

Expenses (Note 2):
Investment management fee	504
Distribution fee	107
Service fee	82
Accounting and administrative services fees	40
Custodian fees	21
Legal fees	13
Audit fees	11
Shareholder servicing fees	2
Other	18

Total	798
Less fees and expenses waived or absorbed by predecessor Advisor	(25)

Total expenses	773

Net investment loss	(230)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(2,028)
Unrealized appreciation in value of investments during the period	31,297

Net gain on investments	29,269

Net increase in net assets resulting from operations	$29,039

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

SMALL CAP VALUE PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(230)	$(223)
Realized net gain (loss) on investments	(2,028)	786
Unrealized appreciation (depreciation)	31,297	(15,360)

Net increase (decrease) in net assets resulting from operations	29,039	(14,797)

Dividends to shareholders from (Note 1E):(1)
Net investment income	-	-
Realized gains on securities transactions	-	-

	-	-

Capital share transactions(2)	11,917	28,404

Total increase	40,956	13,607
NET ASSETS
Beginning of period	54,944	41,337

End of period	$95,900	$54,944

Undistributed net investment income (loss)	$- *	$-

(1)See "Financial Highlights" on page 194.

(2)Shares issued from sale of shares	1,758	38,656
Shares issued from reinvestment of dividend	-	-
Shares redeemed	(852)	(17,157)

Increase in outstanding capital shares	906	21,499

Value issued from sale of shares	$21,139	$47,829
Value issued from reinvestment of dividend	-	-
Value redeemed	(9,222)	(19,425)

Increase in outstanding capital	$11,917	$28,404

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003		2002	2001	2000	1999

Net asset value, beginning of period	$10.2000		$12.7000	$11.6000	$9.1000	$9.5000

Income (loss) from investment operations:
Net investment income (loss)	(0.0364)		(0.0000)	(0.0000)	(0.0000)	0.1000
Net realized and unrealized gain (loss) on investments	5.0377		(2.5000)	1.8000	2.5000	(0.4000)

Total from investment operations	5.0013		(2.5000)	1.8000	2.5000	(0.3000)

Less distributions from:
Net investment income	(0.0000)		(0.0000)	(0.6000)	(0.0000)	(0.1000)
Capital gains	(0.0000)		(0.0000)	(0.1000)	(0.0000)	(0.0000)

Total distributions	(0.0000)		(0.0000)	(0.7000)	(0.0000)	(0.1000)

Net asset value, end of period	$15.2013		$10.2000	$12.7000	$11.6000	$9.1000

Total return	49.48%		-19.98%	15.59%	28.00%	-3.07%
Net assets, end of period (in millions)	$96		$55	$41	$23	$13
Ratio of expenses to average net assets including voluntary expense waiver	1.15%	(a)	1.10%	1.10%	1.05%	0.90%
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.34%	(b)	-0.43%	-0.16%	0.29%	1.42%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.19%	(a)	1.17%	1.22%	1.58%	1.56%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.38%	(b)	-0.50%	-0.28%	-0.24%	0.76%
Portfolio turnover rate	50.92%		38.80%	22.60%	122.00%	101.50%

(a) As restated, to correct an error in the calculation of average net assets for the period. Such ratios of expenses to average net assets were previously reported as 0.89% (including voluntary expense waiver) and 0.92% (excluding voluntary expense waiver), respectively. See Note 11.

(b) As restated, to correct an error in the calculation of average net assets for the period. Such ratios of net investment income to average net assets were previously reported as -0.26% (including voluntary expense waiver) and -0.29% (excluding voluntary expense waiver), respectively. See Note 11.

See Notes to Financial Statements.

MANAGER'S DISCUSSION

      December 31, 2003

An interview with Matt Norris, portfolio manager of
W&R Target Funds, Inc. - Value Portfolio

This report relates to the operation of W&R Target Funds, Inc. - Value Portfolio for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio showed a strong positive return, but underperformed its benchmark index for the year. The Portfolio increased 25.11 percent during the period, compared with the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which increased 30.03 percent during the period, and the Lipper Variable Annuity Multi-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 31.54 percent during the same period.

Why did the Portfolio lag its benchmark index during the fiscal year?

We believe that the Portfolio underperformed due to its large cash holdings in the first half of the year. The large size of the cash holdings outweighed any of the individual stock selections or industry weightings when determining the overall performance of the Portfolio.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The equity markets experienced a nice recovery in 2003. After three straight years of negative returns, the market continued to fall, setting a low point in March before proceeding to rally the rest of the year. The recovery, in our view, was driven by a pickup in economic activity and company earnings. We believe the economic pickup in turn was driven by traditional methods of stimulus: federal spending, tax cuts and lower interest rates. We believe that the key for continued upward equity performance is whether or not the stimulus will produce a sustainable economic recovery. If, alternatively, the cessation of various stimulatory practices leaves the economy to fade back down, then we believe equity market performance will be unlikely to show continuing gains.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

During the period, the Portfolio maintained a defensive posture through holdings of what we view as high-quality stocks. When the market rallied beginning in March, it was led, in our view, by low-quality names. As a result, the Portfolio did not fully participate in the rally's gains. This market rotation happens from time to time, but we firmly believe that owning quality is rewarded over time.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

The Portfolio intends to invest in individual companies whose stock prices, in our view, do not reflect the long-term value of the companies' business. Currently, the Portfolio has an overweight position in industrials, materials and health care. We are unable to find many value opportunities in banking and utilities, and thus these groups are currently underweight. Exposure to technology, a sector in which the Fund had been overweight, is decreasing, while exposure to energy is increasing.

Going forward, there are no changes in the management philosophy of the Portfolio. The Portfolio remains fully invested with very little cash. We continue to search diligently, one company at a time, for names that we think offer good value investment opportunities. We continue to believe this is the best way to achieve strong, consistent returns over a full market cycle.

Respectfully,

Matt Norris
Manager
Value Portfolio

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that, effective July 2003, Matt Norris became the portfolio manager for the Portfolio.

Comparison of Change in Value of $10,000 Investment
W&R Target Value Portfolio,
Russell 1000 Value Index and
Lipper Variable Annuity Multi-Cap Value Funds Universe Average
	W&R Target Value Portfolio	Russell 1000 Value Index	Lipper Variable Annuity Multi-Cap Value Funds Universe Average

5-1-01 Purchase	10,000	10,000	10,000
12-31-01	10,203	9,557	9,702
12-31-02	8,907	8,074	7,968
12-31-03	11,144	10,499	10,481

=====	W&R Target Value Portfolio(1) -- $11,144
+++++	Russell 1000 Value Index(2) -- $10,499
-----	Lipper Variable Annuity Multi-Cap Value Funds Universe Average(2) -- $10,481

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2001.

Average Annual Total Return(3)

1-year period ended 12-31-03	25.11%
2+ year period ended 12-31-03(4)	4.14%
(3)Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)5-1-01 (the initial offering date) through 12-31-03.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

THE INVESTMENTS OF VALUE PORTFOLIO

December 31, 2003
COMMON STOCKS	Shares	Value

Aircraft - 1.59%
Boeing Company (The)	32,400	$1,365,336
Lockheed Martin Corporation	56,800	2,919,520
		4,284,856
Aluminum - 1.02%
Alcan Inc.	58,500	2,746,575

Apparel - 0.46%
Jones Apparel Group, Inc.	35,400	1,247,142

Banks - 14.94%
Bank of America Corporation	76,580	6,159,329
Bank One Corporation	49,600	2,261,264
Charter One Financial, Inc.	91,200	3,150,960
Citigroup Inc.	237,706	11,538,249
National City Corporation	102,400	3,475,456
U.S. Bancorp	150,594	4,484,689
Wachovia Corporation	70,400	3,279,936
Wells Fargo & Company	100,200	5,900,778
		40,250,661
Beverages - 1.89%
Constellation Brands, Inc.	75,900	2,499,387
Diageo plc, ADR	49,200	2,600,712
		5,100,099
Broadcasting - 2.99%
Clear Channel Communications, Inc.*	31,300	1,465,779
Comcast Holdings Corporation, Class A *	31,004	1,017,706
Comcast Holdings Corporation, Class A Special *	68,300	2,136,424
Liberty Media Corporation, Class A*	168,000	1,997,520
Viacom Inc., Class B	32,200	1,429,036
		8,046,465
Business Equipment and Services - 2.22%
Interpublic Group of Companies, Inc. (The)*	97,200	1,516,320
Manpower Inc.	39,400	1,854,952
Office Depot, Inc.*	156,000	2,606,760
		5,978,032
Capital Equipment - 4.43%
Caterpillar Inc.	28,800	2,390,976
Illinois Tool Works Inc.	31,600	2,651,556
Ingersoll-Rand Company Limited, Class A	68,600	4,656,568
Timken Company (The)	110,800	2,222,648
		11,921,748
Chemicals - Petroleum and Inorganic - 2.87%
Dow Chemical Company (The)	93,600	3,890,952
du Pont (E.I.) de Nemours and Company	83,700	3,840,993
		7,731,945
Chemicals - Specialty - 1.56%
Air Products and Chemicals, Inc.	79,500	$4,199,985

Communications Equipment - 1.41%
EchoStar Communications Corporation*	79,700	2,708,605
Enterasys Networks, Inc.*	288,700	1,082,625
		3,791,230
Computers - Main and Mini - 1.00%
International Business Machines Corporation	29,100	2,696,988

Computers - Peripherals - 3.37%
Amdocs Limited*	144,700	3,252,856
Check Point Software Technologies Ltd.*	199,100	3,354,835
Microsoft Corporation	89,900	2,465,957
		9,073,648
Containers - 0.99%
Pactiv Corporation*	111,500	2,664,850

Electrical Equipment - 1.36%
Emerson Electric Co.	56,400	3,651,900

Electronic Components - 1.76%
Motorola, Inc.	111,400	1,567,398
Texas Instruments Incorporated	107,700	3,164,226
		4,731,624
Finance Companies - 2.89%
Fannie Mae	72,700	5,456,862
Freddie Mac	39,800	2,321,136
		7,777,998
Forest and Paper Products - 1.62%
Sealed Air Corporation (A)*	80,491	4,357,783

Furniture and Furnishings - 1.47%
Masco Corporation	144,400	3,958,004

Health Care - Drugs - 3.93%
Abbott Laboratories	112,000	5,219,200
Merck & Co., Inc.	25,400	1,173,480
Pfizer Inc.	37,500	1,324,875
Shire Pharmaceuticals Group plc, ADR*	98,600	2,866,795
		10,584,350
Health Care - General - 1.82%
Bristol-Myers Squibb Company	101,100	2,891,460
Wyeth	47,400	2,012,130
		4,903,590
Homebuilders, Mobile Homes - 0.49%
Ryland Group, Inc. (The) (A)	14,900	1,320,736

Hospital Supply and Management - 1.88%
PacifiCare Health Systems, Inc.*	42,700	$2,886,520
Tenet Healthcare Corporation*	136,200	2,186,010
		5,072,530
Insurance - Property and Casualty - 1.30%
American International Group, Inc.	39,850	2,641,258
Hartford Financial Services Group Inc. (The)	14,800	873,644
		3,514,902
Leisure Time Industry - 3.39%
Brunswick Corporation	83,600	2,660,988
Carnival Corporation	92,800	3,686,944
Cendant Corporation*	125,100	2,785,977
		9,133,909
Motion Pictures - 1.00%
Time Warner Inc.*	149,700	2,693,103

Multiple Industry - 1.96%
3M Company	16,200	1,377,486
General Electric Company	82,800	2,565,144
Honeywell International Inc.	39,900	1,333,857
		5,276,487
Petroleum - Domestic - 2.59%
Anadarko Petroleum Corporation	32,500	1,657,825
Burlington Resources Inc.	46,200	2,558,556
ConocoPhillips	41,900	2,747,383
		6,963,764
Petroleum - International - 4.46%
ChevronTexaco Corporation	32,600	2,816,314
Exxon Mobil Corporation	224,404	9,200,563
		12,016,877
Petroleum - Services - 1.81%
GlobalSanteFe Corporation	92,200	2,289,326
Smith International, Inc.*	62,600	2,599,152
		4,888,478
Publishing - 0.79%
Gannett Co., Inc.	23,800	2,122,008

Railroad - 0.49%
Norfolk Southern Corporation	56,200	1,329,130

Real Estate Investment Trust - 0.43%
Equity Office Properties Trust	40,100	1,148,865

Restaurants - 0.69%
CKE Restaurants, Inc.*	292,700	1,870,353

Retail - General Merchandise - 1.92%
Costco Wholesale Corporation*	51,500	$1,913,225
Dollar General Corporation	155,000	3,253,450
		5,166,675
Security and Commodity Brokers - 9.75%
American Express Company	64,800	3,125,304
Goldman Sachs Group, Inc. (The)	29,000	2,863,170
Merrill Lynch & Co., Inc.	58,500	3,431,025
Morgan (J.P.) Chase & Co.	172,800	6,346,944
Morgan Stanley	43,210	2,500,563
Prudential Financial, Inc.	127,900	5,342,383
SPDR Trust Series 1	23,900	2,659,592
		26,268,981
Tobacco - 1.54%
Altria Group, Inc.	76,200	4,146,804

Utilities - Electric - 3.16%
Cinergy Corp.	54,900	2,130,669
Exelon Corporation	20,800	1,380,288
PPL Corporation (A)	24,200	1,058,750
Pepco Holdings, Inc.	62,600	1,223,204
Southern Company (A)	90,000	2,722,500
		8,515,411
Utilities - Gas and Pipeline - 1.01%
Kinder Morgan, Inc.	46,100	2,724,510

Utilities - Telephone - 3.58%
BellSouth Corporation	94,950	2,687,085
SBC Communications Inc.	51,700	1,347,819
Sprint Corporation - FON Group	119,600	1,963,832
Sprint Corporation - PCS Group*	155,900	876,158
Vodafone Group Plc, ADR	110,100	2,756,904
		9,631,798

TOTAL COMMON STOCKS - 97.83%		$263,504,794
(Cost: $223,814,107)

TOTAL SHORT-TERM SECURITIES - 2.62%		$7,056,238
(Cost: $7,056,238)

TOTAL INVESTMENT SECURITIES 100.45%		$270,561,032
(Cost: $230,870,345)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.45%)		(1,216,244)

NET ASSETS - 100.00%		$269,344,788

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)As of December 31, 2003, a portion of these securities were used as cover for the following written call options (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Ryland Group, Inc. (The)	53	Jan/100	$8,936	$530
	52	Jan/100	7,750	520
Sealed Air Corporation	402	Jan/55	36,379	24,120

			$53,065	$25,170

In addition to the above written call options, the following written put options were outstanding as of December 31, 2003 (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

PPL Corporation	1,230	April/19	$36,900	$21,427
Southern Company	1,150	Jan/18.5	17,250	23

			$54,150	$21,450

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

VALUE PORTFOLIO
December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $230,870)
(Notes 1 and 3)	$270,561
Cash	1
Receivables:
Dividends and interest	307
Fund shares sold	9

Total assets	270,878

LIABILITIES
Payable for investment securities purchased	1,284
Payable to Fund shareholders	183
Outstanding written options at market (Note 5)	47
Accrued accounting and administrative services fees (Note 2)	7
Accrued management fee (Note 2)	5
Accrued shareholder servicing fee (Note 2)	3
Accrued service fee (Note 2)	2
Other	2

Total liabilities	1,533

Total net assets	$269,345

NET ASSETS
$0.001 par value capital stock:
Capital stock	$49
Additional paid-in capital	259,686
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	-	*
Accumulated undistributed net realized loss on investment transactions	(30,141)
Net unrealized appreciation in value of securities	39,691
Net unrealized appreciation in value of written options	60

Net assets applicable to outstanding units of capital	$269,345

Net asset value, redemption and offering price per share	$5.4790

Capital shares outstanding	49,159
Capital shares authorized	30,000

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

VALUE PORTFOLIO
For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $6)	$2,494
Interest and amortization	181

Total income	2,675

Expenses (Note 2):
Investment management fee	896
Service fee	320
Accounting services and administrative fees	51
Custodian fees	12
Audit fees	8
Legal fees	6
Shareholder servicing	5
Other	13

Total expenses	1,311

Net investment income	1,364

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	6,300
Realized net gain on written options	33

Realized net gain on investments	6,333

Unrealized appreciation in value of securities during the period	26,285
Unrealized appreciation in value of written options during the period	60

Unrealized appreciation in value of investments during the period	26,345

Net gain on investments	32,678

Net increase in net assets resulting from operations	$34,042

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

VALUE PORTFOLIO
(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,364	$586
Realized net gain (loss) on investments	6,333	(7,029)
Unrealized appreciation (depreciation)	26,345	(2,670)

Net increase (decrease) in net assets resulting from operations	34,042	(9,113)

Dividends to shareholders from net investment income (Note 1E)(1)	(1,364)	(586)

Capital share transactions(2)	161,884	40,266

Total increase	194,562	30,567
NET ASSETS
Beginning of period	74,783	44,216

End of period	$269,345	$74,783

Undistributed net investment income	$- *	$-

(1)See "Financial Highlights" on page 206.

(2)Shares issued from sale of shares	9,032	8,920
Shares issued in connection with Advantus Value Stock Portfolio	24,795	-
Shares issued from reinvestment of dividend	249	133
Shares redeemed	(1,907)	(764)

Increase in outstanding capital shares	32,169	8,289

Value issued from sale of shares	$44,459	$43,095
Value issued in connection with Advantus Value Stock Portfolio	125,256	-
Value issued from reinvestment of dividend	1,364	586
Value redeemed	(9,195)	(3,415)

Increase in outstanding capital	$161,884	$40,266

*Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

VALUE PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,		For the period from 5-1-01(1) through
	2003	2002	12-31-01

Net asset value, beginning of period	$4.4016	$5.0815	$5.0000

Income (loss) from investment operations:
Net investment income	0.0279	0.0348	0.0198
Net realized and unrealized gain (loss) on investments	1.0774	(0.6799)	0.0815

Total from investment operations	1.1053	(0.6451)	0.1013

Less distributions from net investment income	(0.0279)	(0.0348)	(0.0198)

Net asset value, end of period	$5.4790	$4.4016	$5.0815

Total return	25.11%	-12.70%	2.03%
Net assets end of period (in millions)	$269	$75	$44
Ratio of expenses to average net assets including voluntary expense waiver	1.02%	1.04%	0.84	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.06%	0.92%	1.39	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	1.07	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	1.16	%(2)
Portfolio turnover rate	97.29%	95.73%	10.91%

(1)Commencement of operations.

(2)Annualized.

(3)Because the Portfolio's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio was provided.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1 - Significant Accounting Policies

W&R Target Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is divided into the sixteen classes that are designated the Asset Strategy Portfolio, the Balanced Portfolio, the Bond Portfolio, the Core Equity Portfolio, the Dividend Income Portfolio, the Growth Portfolio, the High Income Portfolio, the International Portfolio, the International II Portfolio, the Limited-Term Bond Portfolio, the Micro Cap Growth Portfolio, the Money Market Portfolio, the Science and Technology Portfolio, the Small Cap Growth Portfolio, the Small Cap Value Portfolio and the Value Portfolio. The assets belonging to each Portfolio are held separately by the Custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income (loss), and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Portfolio on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 2003 the following amounts were reclassified:

	Accumulated Undistributed Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)	Additional Paid-in Capital

Asset Strategy Portfolio	$543,768	$(2,347)	$(541,421)
Balanced Portfolio	1,225,042	-	(1,225,042)
Core Equity Portfolio	2,922,472	-	(2,922,472)
Growth Portfolio	69,021,181	743,104	(69,764,285)
International II Portfolio	600,380	(672,440)	72,060
Micro Cap Growth Portfolio	-	359,405	(359,405)
Science and Technology Portfolio	-	1,125,510	(1,125,510)
Small Cap Growth Portfolio	2,291,304	3,116,206	(5,407,510)
Small Cap Value Portfolio	-	229,807	(229,807)
F. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

Portfolio	Net Asset Breakpoints	Annual Rate

Asset Strategy Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Balanced Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Bond Portfolio	Up to $500 Million	0.525%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Core Equity Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Dividend Income Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Growth Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

High Income Portfolio	Up to $500 Million	0.625%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%

International Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

International II Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Limited-Term Bond	Up to $500 Million	0.500%
Portfolio	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Micro Cap Growth Portfolio	Up to $1 Billion	0.950%
	Over $1 Billion up to $2 Billion	0.930%
	Over $2 Billion up to $3 Billion	0.900%
	Over $3 Billion	0.860%

Money Market Portfolio	All Net Assets	0.400%

Science and Technology	Up to $1 Billion	0.850%
Portfolio	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Growth	Up to $1 Billion	0.850%
Portfolio	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Value	Up to $1 Billion	0.850%
Portfolio	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Value Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

WRIMCO has agreed to waive a Portfolio's management fee on any day that the Portfolio's net assets are less than $25 million, subject to its right to change or modify this waiver.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. Prior to July 1, 2003, for these services, each Portfolio paid WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,000
From	$25 to	$50	$22,000
From	$50 to	$100	$33,000
From	$100 to	$200	$44,000
From	$200 to	$350	$55,000
From	$350 to	$550	$66,000
From	$550 to	$750	$77,000
From	$750 to	$1,000	$93,500
	$1,000 and Over		$110,000

After July 1, 2003, for these services, each Portfolio pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

Each Portfolio also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

The Fund paid Directors' fees of $183,449, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

The Fund has a Transfer Agency Agreement with WRSCO. For shareholder services provided under the agreement, the Fund reimburses WRSCO for certain out-of-pocket costs.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended December 31, 2003 are summarized as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio

Purchases of investment securities, excluding short- term and United States Government obligations	$202,529,497	$109,225,391	$47,733,035
Purchases of United States Government obligations	144,678,222	17,186,920	79,497,300
Purchases of short-term securities	754,484,405	802,070,553	761,375,667
Purchases of options	4,549,563	-	-
Purchases of bullion	23,861,091	-	-
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government obligations	130,108,246	101,988,267	41,415,794
Proceeds from maturities and sales of United States Government obligations	216,614,962	19,681,185	98,122,125
Proceeds from maturities and sales of short-term securities	730,987,164	798,052,642	767,064,063
Proceeds from bullion	12,137,637	-	-
Proceeds from options	3,785,404	-	-

	Core Equity Portfolio	Dividend Income Portfolio	Growth Portfolio

Purchases of investment securities, excluding short-term and United States Government obligations	$285,883,616	$-	$520,610,848
Purchases of United States Government obligations	-	-	-
Purchases of short-term securities	2,343,038,984	-	1,697,971,654
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government obligations	311,747,722	-	490,982,973
Proceeds from maturities and sales of United States Government obligations	-	-	-
Proceeds from maturities and sales of short-term securities	2,358,692,872	-	1,719,992,901

	High Income Portfolio	International Portfolio	International II Portfolio

Purchases of investment securities, excluding short-term and United States Government obligations	$183,682,222	$181,504,935	$90,269,017
Purchases of United States Government obligations	-	-	-
Purchases of short-term securities	956,099,913	856,741,730	357,033,211
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government obligations	161,904,179	160,683,145	85,961,896
Proceeds from maturities and sales of United States Government obligations	-	-	-
Proceeds from maturities and sales of short-term securities	957,478,029	879,037,971	361,602,218

	Limited- Term Bond Portfolio	Micro Cap Growth Portfolio	Science and Technology Portfolio

Purchases of investment securities, excluding short-term and United States Government obligations	$26,563,793	$24,092,843	$251,182,195
Purchases of United States Government obligations	27,001,474	-	-
Purchases of short-term securities	126,907,225	153,820,987	1,278,270,137
Purchases of options	-	-	3,134,610
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government obligations	10,258,423	21,694,724	205,216,485
Proceeds from maturities and sales of United States Government obligations	16,251,387	-	-
Proceeds from maturities and sales of short-term securities	126,070,239	152,311,763	1,317,016,990
Proceeds from options	-	-	1,571,493

	Small Cap Growth Portfolio	Small Cap Value Portfolio	Value Portfolio

Purchases of investment securities, excluding short-term and United States Government obligations	$287,494,468	$44,866,303	$161,864,773
Purchases of United States Government obligations	-	-	-
Purchases of short-term securities	1,574,321,315	257,225,030	855,902,234
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government obligations	269,929,671	32,467,149	113,604,974
Proceeds from maturities and sales of United States Government obligations	-	-	-
Proceeds from maturities and sales of short-term securities	1,593,389,735	243,879,778	864,998,081

For Federal income tax purposes, cost of investments owned at December 31, 2003 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Asset Strategy Portfolio	$210,680,862	$16,673,655	$1,031,458	$15,642,197
Balanced Portfolio	542,455,825	77,073,364	6,779,773	70,293,591
Bond Portfolio	223,516,498	10,629,107	1,534,437	9,094,670
Core Equity Portfolio	576,949,910	157,144,700	2,915,789	154,228,911
Dividend Income Portfolio	-	-	-	-
Growth Portfolio	1,018,095,497	267,048,265	2,211,211	264,837,054
High Income Portfolio	152,445,650	11,138,626	1,699,831	9,438,795
International Portfolio	140,781,236	31,295,734	2,797,346	28,498,388
International II Portfolio	276,854,019	61,772,000	14,148,961	47,623,039
Limited-Term Bond Portfolio	72,628,864	1,085,192	94,317	990,875
Micro Cap Growth Portfolio	36,090,807	8,012,446	3,654,314	4,358,132
Money Market Portfolio	64,101,224	-	-	-
Science and Technology Portfolio	224,895,723	46,357,694	2,669,812	43,687,882
Small Cap Growth Portfolio	433,940,414	118,913,761	8,371,748	110,542,013
Small Cap Value Portfolio	74,712,566	22,643,536	1,033,466	21,610,070
Value Portfolio	231,699,173	40,484,271	1,622,412	38,861,859

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Portfolios' distributed and undistributed earnings and profit for the fiscal year ended December 31, 2003 and the related capital loss carryover and post-October activity were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio

Net ordinary income	$2,485,448	$3,994,767	$10,756,057
Distributed ordinary income	2,486,426	3,991,584	10,752,627
Undistributed ordinary income	-	5,073	26,097

Realized long-term capital gains	456,232	-	46,076
Distributed long-term capital gains	456,232	-	-
Undistributed long-term capital gains	-	-	46,076

Capital loss carryover	-	-	-

Post-October losses deferred	-	-	172,619

	Core Equity Portfolio	Dividend Income Portfolio	Growth Portfolio

Net ordinary income	$5,154,546	$-	$-
Distributed ordinary income	5,145,730	-	12,806
Undistributed ordinary income	19,955	-	-

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	6,217,841	-	5,483,923

Post-October losses deferred	-	-	140,591

	High Income Portfolio	International Portfolio	International II Portfolio

Net ordinary income	$11,587,568	$2,624,915	$5,360,174
Distributed ordinary income	11,585,514	2,371,516	4,901,809
Undistributed ordinary income	33,333	255,985	458,365

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	-	10,822,424	-

Post-October losses deferred	-	17,670	-

	Limited-Term Bond Portfolio	Micro Cap Growth Portfolio	Money Market Portfolio

Net ordinary income	$2,033,896	$-	$475,539
Distributed ordinary income	2,031,773	-	474,024
Undistributed ordinary income	2,241	-	2,424

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	-	-	-

Post-October losses deferred	2,477	-	-

	Science and Technology Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio

Net ordinary income	$-	$-	$-
Distributed ordinary income	-	-	-
Undistributed ordinary income	-	-	-

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	9,199,437	32,025,096	1,504,789

Post-October losses deferred	7,521,079	-	-

Value Portfolio

Net ordinary income	$1,364,887
Distributed ordinary income	1,363,524
Undistributed ordinary income	1,363

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital Loss Carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio

December 31, 2008	$-	$76,760,292	$-	$1,373,231
December 31, 2009	-	20,192,432	-	77,606,874
December 31, 2010	-	9,348,474	-	120,325,174
December 31, 2011	-	-	-	6,217,841

Total carryover	$-	$106,301,198	$-	$205,523,120

	Growth Portfolio	High Income Portfolio	International Portfolio	International II Portfolio

December 31, 2007	$-	$3,216,395	$-	$-
December 31, 2008	143,704,174	13,383,162	-	-
December 31, 2009	110,353,483	9,637,801	36,579,000	-
December 31, 2010	88,955,941	13,911,720	33,377,007	19,454,922
December 31, 2011	5,483,923	-	10,822,424	-

Total carryover	$348,497,521	$40,149,078	$80,778,431	$19,454,922

	Limited-Term Bond Portfolio	Micro Cap Growth Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

December 31, 2008	$-	$-	$-	$34,599,353
December 31, 2009	-	9,374,659	35,158,646	71,224,305
December 31, 2010	247,279	8,788,671	28,805,115	27,123,469
December 31, 2011	-	-	9,199,437	32,025,096

Total carryover	$247,279	$18,163,330	$73,163,198	$164,972,223

	Small Cap Value Portfolio	Value Portfolio

December 31, 2007	$-	$2,139,785
December 31, 2008	-	12,882,500
December 31, 2009	-	11,832,717
December 31, 2010	-	2,456,724
December 31, 2011	1,504,789	-

Total carryover	$1,504,789	$29,311,726

Advantus Asset Allocation Portfolio was merged into Target Balanced Portfolio as of September 22, 2003 (see Note 8). At the time of the merger, Target Balanced Portfolio had capital loss carryovers available to offset future gains of the Advantus Asset Allocation Portfolio. These carryovers are limited to $14,963,303 for the period ending December 31, 2004 and $9,092,466 for each period ending from December 31, 2005 through 2010 plus any unused limitations from prior years.

Advantus Macrocap Value Portfolio was merged into Target Core Equity Portfolio as of September 22, 2003 (see Note 8). At the time of the merger, Advantus Macrocap Value Portfolio had capital loss carryovers available to offset future gains of the Target Core Equity Portfolio. These carryovers are limited to $1,261,092 for the period ending December 31, 2004 and $987,765 for each period ending from December 31, 2005 through 2010 plus any unused limitations from prior years.

Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio were merged into Target Growth Portfolio as of September 22, 2003 (see Note 8). At the time of the merger, Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio had capital loss carryovers available to offset future gains of the Target Growth Portfolio. These carryovers are limited to $13,356,003 and $9,890,893, respectively, for the period ending December 31, 2004 and $10,461,247 and $7,747,159, respectively, for each period ending from December 31, 2005 throught 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

Advantus Small Company Growth Portfolio was merged into Target Small Cap Growth Portfolio as of September 22, 2003 (see Note 8). At the time of the merger, Advantus Small Company Growth Portfolio had capital loss carryovers available to offset future gains of the Target Small Cap Portfolio. These carryovers are limited to $9,764,171 for the period ending December 31, 2004 and $7,647,902 for each period ending from December 31, 2005 through 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

Advantus Value Stock Portfolio was merged into Target Value Portfolio as of September 22, 203 (see Note 8). At the time of the merger, Target Value Portfolio had capital loss carryovers available to offset future gains of the Advantus Value Stock Portfolio. These carryovers are limited to $9,277,588 for the period ending December 31, 2004 and $4,794,719 for each period ending from December 31, 2005 through 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

NOTE 5 - Options

Options purchased by a Portfolio are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. For the Portfolio, when a written put option is exercised, the cost basis of the securities purchased by the Portfolio is reduced by the amount of the premium received.

For Asset Strategy Portfolio, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2002	454	$173,655
Options written	5,915	1,227,559
Options terminated in closing purchase transactions	(5,973)	(1,393,294)
Options exercised	-	-
Options expired	-	-

Outstanding at December 31, 2003	396	$7,920

For Asset Strategy Portfolio, transactions in put options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2002	-	$-
Options written	174	20,357
Options terminated in closing purchase transactions	(174)	(20,357)
Options exercised	-	-
Options expired	-	-

Outstanding at December 31, 2003	-	$-

For Core Equity Portfolio, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2002	-	$-
Options written	12,148	1,407,113
Options terminated in closing purchase transactions	(5,090)	(755,206)
Options exercised	-	-
Options expired	-	-

Outstanding at December 31, 2003	7,058	$651,907

For Science and Technology Portfolio, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2002	3,069	$1,097,339
Options written	8,690	5,838,284
Options terminated in closing purchase transactions	(7,257)	(5,751,279)
Options exercised	(1,911)	(587,242)
Options expired	(2,591)	(597,102)

Outstanding at December 31, 2003	-	$-

For Science and Technology Portfolio, transactions in put options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2002	-	$-
Options written	2,867	337,165
Options terminated in closing purchase transactions	(543)	(50,751)
Options exercised	-	-
Options expired	(1,468)	(155,608)

Outstanding at December 31, 2003	856	$130,806

For Value Portfolio, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2002	-	$-
Options written	1,601	158,113
Options terminated in closing purchase transactions	(244)	(27,727)
Options exercised	(750)	(66,622)
Options expired	(100)	(10,699)

Outstanding at December 31, 2003	507	$53,065

For Value Portfolio, transactions in put options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2002	-	$-
Options written	2,380	54,150
Options terminated in closing purchase transactions	-	-
Options exercised	-	-
Options expired	-	-

Outstanding at December 31, 2003	2,380	$54,150

NOTE 6 - Futures

No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Portfolio is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Portfolio as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Portfolio uses futures to attempt to reduce the overall risk of its investments.

NOTE 7 - Name Change

On July 21, 2003, Small Cap Portfolio changed its name to Small Cap Growth Portfolio.

NOTE 8 - Portfolio Acquisitions

On September 22, 2003, Target Balanced Portfolio acquired all the net assets of Advantus Asset Allocation Portfolio pursuant to a plan of reorganization approved by shareholders of Advantus Asset Allocation Portfolio on September 19, 2003. The acquisition was accomplished by a tax-free exchange of 57,517,561 shares of Target Balanced Portfolio (valued at $392,054,216) for the 258,367,778 shares of Advantus Asset Allocation Portfolio outstanding on September 19, 2003. Advantus Asset Allocation Portfolio had net assets of $392,407,808, including $37,561,818 of net unrealized appreciation in value of investments and $103,774,514 of accumulated net realized losses on investments, which were combined with those of Target Balanced Portfolio. The aggregate net assets of Target Balanced Portfolio and Advantus Asset Allocation Portfolio immediately before the acquisition were $195,536,912 and $392,407,808, respectively. The aggregate net assets of Target Balanced Portfolio and Advantus Asset Allocation Portfolio immediately following the acquisition were $587,591,128 and $0, respectively.

On September 22, 2003, Target Core Equity Portfolio acquired all the net assets of Advantus Core Equity Portfolio pursuant to a plan of reorganization approved by shareholders of Advantus Core Equity Portfolio on September 19, 2003. The acquisition was accomplished by a tax-free exchange of 2,417,574 shares of Target Core Equity Portfolio (valued at $21,242,761) for the 26,826,539 shares of Advantus Core Equity Portfolio outstanding on September 19, 2003. Advantus Core Equity Portfolio had net assets of $21,242,259, including $1,004,787 of net unrealized appreciation in value of investments and $10,139,942 of accumulated net realized losses on investments, which were combined with those of Target Core Equity Portfolio. The aggregate net assets of Target Core Equity Portfolio and Advantus Core Equity Portfolio immediately before the acquisition were $678,779,935 and $21,242,259, respectively. The aggregate net assets of Target Core Equity Portfolio and Advantus Core Equity Portfolio immediately following the acquisition were $700,022,696 and $0, respectively.

On September 22, 2003, Target Growth Portfolio acquired all the net assets of Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio pursuant to a plan of reorganization approved by shareholders of Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio, respectively, on September 19, 2003. The acquisition was accomplished by a tax-free exchange of 2,909,717 shares of Target Growth Portfolio (valued at $224,988,486) for the 161,046,678 shares of Advantus Growth Portfolio outstanding on September 19, 2003 and 21,543,359 shares of Target Growth Portfolio (valued at $166,616,984) for the 129,307,931 shares of Advantus Capital Appreciation Portfolio outstanding on September 19, 2003. Advantus Growth Portfolio had net assets of $224,973,063, including $34,961,327 of net unrealized appreciation in value of investments and $118,692,017 of accumulated net realized losses on investments, which were combined with those of Target Growth Portfolio. Advantus Capital Appreciation Portfolio had net assets of $166,605,569, including $26,824,914 of net unrealized appreciation in value of investments and $136,239,078 of accumulated net realized losses on investments, which were combined with those of Target Growth Portfolio. The aggregate net assets of Target Growth Portfolio, Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio immediately before the acquisition were $825,896,347, $224,973,063, and $166,605,569 respectively. The aggregate net assets of Target Growth Portfolio, Advantus Growth Portfolio, and Advantus Capital Appreciation immediately following the acquisition were $1,217,501,817, $0, and $0, respectively.

On September 22, 2003, Target Small Cap Growth Portfolio acquired all the net assets of Advantus Small Company Growth Portfolio pursuant to a plan of reorganization approved by shareholders of Advantus Small Company Growth Portfolio on September 19, 2003. The acquisition was accomplished by a tax-free exchange of 20,668,160 shares of Target Small Cap Growth Portfolio (valued at $164,418,638) for the 179,091,846 shares of Advantus Small Company Growth Portfolio outstanding on September 19, 2003. Advantus Small Company Growth Portfolio had net assets of $164,471,021, including $19,761,078 of net unrealized appreciation in value of investments and $77,756,351 of accumulated net realized losses on investments, which were combined with those of Target Small Cap Growth Portfolio. The aggregate net assets of Target Small Cap Growth Portfolio and Advantus Small Company Growth Portfolio immediately before the acquisition were $339,286,993 and $164,471,021, respectively. The aggregate net assets of Target Small Cap Growth Portfolio and Advantus Small Company Growth Portfolio immediately following the acquisition were $503,705,631 and $0, respectively.

On September 22, 2003, Target Value Portfolio acquired all the net assets of Advantus Value Stock Portfolio pursuant to a plan of reorganization approved by shareholders of Advantus Value Stock Portfolio on September 19, 2003. The acquisition was accomplished by a tax-free exchange of 24,795,188 shares of Target Value Portfolio (valued at $125,255,616) for the 85,838,665 shares of Advantus Value Stock Portfolio outstanding on September 19, 2003. Advantus Value Stock Portfolio had net assets of $125,260,330, including $15,016,971 of net unrealized appreciation in value of investments and $29,359,944 of accumulated net realized losses on investments, which were combined with those of Target Value Portfolio. The aggregate net assets of Target Value Portfolio and Advantus Value Stock Portfolio immediately before the acquisition were $103,112,243 and $125,260,330, respectively. The aggregate net assets of Target Value Portfolio and Advantus Value Stock Portfolio immediately following the acquisition were $228,367,859 and $0, respectively.

NOTE 9 - Reorganization Plan for Target International II Portfolio, Target Micro Cap Growth Portfolio and Target Small Cap Value Portfolio

On September 19, 2003, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Target International II Portfolio, Target Micro Cap Growth Portfolio and Target Small Cap Value Portfolio would acquire the assets and liabilities of Advantus International Stock Portfolio, Advantus Micro-Cap Growth Portfolio and Advantus Small Company Value Portfolio, respectively, in exchange for newly issued shares of the above mentioned Target Portfolios.

NOTE 10 - Other Tax Information

International Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by each Portfolio. Target International Portfolio and Target International II Portfolio elected to pass through $273,722 and $871,891, respectively, of creditable foreign taxes to their shareholders.

NOTE 11 - Restatement of Certain Ratios in the Financial Highlights Tables

Subsequent to the issuance of the financial statements for the year ended December 31, 2003, the Fund determined that certain ratios in the financial highlights tables were incorrect. As discussed in Note a to the financial highlights for the International II Portfolio and Notes a and b to the financial highlights for the Micro Cap Growth Portfolio and the Small Cap Value Portfolio, certain ratios of expenses and net investment income (loss) to average net assets for the year ended December 31, 2003 have been restated to correct an error in the calculation of average net assets for the period.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
W&R Target Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Growth Portfolio, High Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio (formerly Small Cap Portfolio) and Value Portfolio comprising W&R Target Funds, Inc., as of December 31, 2003, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented. In addition, we have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International II Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio, three of the portfolios comprising W&R Target Funds, Inc as of December 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the fiscal year ended December 31, 2002 and the financial highlights for each of the periods presented in the four-year period ended December 31, 2002 for the International II Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio, were audited by other auditors whose report, dated February 7, 2003, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Portfolios of W&R Target Funds, Inc. as of December 31, 2003, the results of their operations for the fiscal year then ended, the changes in their net assets and their financial highlights for the periods presented (except as noted above in reference to the report of other auditors), in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note a to the financial highlights for the International II Portfolio, Notes a and b to the financial highlights for the Micro Cap Growth Portfolio and the Small Cap Value Portfolio and Note 11 to the financial statements, certain ratios of expenses and net investment income (loss) to average net assets for the year ended December 31, 2003 have been restated to correct an error in the calculation of average net assets for the period.

Deloitte & Touche LLP
Kansas City, Missouri
February 20, 2004, except for Note a to the financial highlights for the International II Portfolio, Notes a and b to the financial highlights for the Micro Cap Growth Portfolio and the Small Cap Value Portfolio and Note 11 to the financial statements, for which the date is April 28, 2004

The Board of Directors of W&R Target Funds, Inc.

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of the funds in Ivy Funds, Inc. and Ivy Funds, a Massachusetts business trust.

Each of the individuals listed below serves as a director for W&R Target Funds, Inc., and for each of the other funds within the Advisors Fund Complex. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

As of December 31, 2003, two of the three interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the Funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the Funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the Funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The third interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

DISINTERESTED DIRECTORS

James M. Concannon (56)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 40

Director since: 1997

Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)

Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)

4040 Northwest Claymont Drive, Kansas City, MO 64116

Position held with Fund: Director

Number of portfolios overseen by Director: 40

Director since: 1997

Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. ( 1997 to present), both farming enterprises

Other Directorships held by Director: Chairman, Kansas City Municipal Assistance Corp., a bonding authority; Director, Salvation Army

David P. Gardner (70)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 40

Director since: 1998

Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)

Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, The Salzburg Seminar

Linda K. Graves (50)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 40

Director since: 1995

Principal Occupation During Past 5 Years: Shareholder/Attorney, Levy & Craig, P.C. (on a leave of absence, 1994 to present); First Lady of Kansas (1995 to 2003)

Other Directorships held by Director: None

Joseph Harroz, Jr. (37)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 68

Director since: 1998

Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

Other Directorships held by Director: Director of Ivy Funds, Inc. (formerly W&R Funds, Inc.); Trustee of Ivy Funds

John F. Hayes (84)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 40

Director since: 1988

Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; Chairman, Gilliland & Hayes, PA (1995 to 2003)

Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 40

Director since: 1971

Principal Occupations During Past 5 Years: Retired

Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 68

Director since: 1995

Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present) Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)

Other Directorships held by Director: Director of Ivy Funds, Inc.; Trustee of Ivy Funds

Frederick Vogel III (68)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 40

Director since: 1971

Principal Occupation During Past 5 Years: Retired

Other Directorships held by Director: None

INTERESTED DIRECTORS

Robert L. Hechler* (67)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Director; formerly, President, Principal Financial Officer

Number of Portfolios overseen by Director: 24

Director since: 1998

Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)

Other Directorships held by Director: None

*Mr. Hechler resigned as Director of W&R Target Funds, Inc. effective June 1, 2003.

Henry J. Herrmann (61)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Director and President; formerly, Vice President

Number of portfolios overseen by Director: 68

Director since: 1998; President since: 2001

Principal Occupation(s) During Past 5 Years: President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President and Chief Executive Officer of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Treasurer of WDR (1998 to 1999)

Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Chairman and Director, Ivy Services. Inc., an affiliate of WRIICO; Director of WDR, W&R, WRIMCO and WRIICO; Director of Ivy Funds, Inc.; Trustee of Ivy Funds

Frank J. Ross, Jr. (50)

Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112

Position held with Fund: Director

Number of portfolios overseen by Director: 40

Director since: 1996

Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)

Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President

Number of portfolios overseen by Director: 68

Director since: 1993; Chairman of the Board of Directors since: 1998

Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors of W&R, WRIMCO and WRSCO (1993 to present)

Other Directorships held by Director: Director of WDR, W&R, WRIMCO and WRSCO; Director of Ivy Funds, Inc.; Trustee of Ivy Funds

OFFICERS

Theodore W. Howard (61)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Treasurer and Principal Accounting Officer since 1987; Principal Financial Officer since 2002

Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of WRSCO (1988 to 2001)

Directorships held: None

Kristen A. Richards (36)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Secretary and Associate General Counsel, since 2000

Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the Funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)

Directorships held: None

Daniel C. Schulte (38)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Assistant Secretary and General Counsel, since 2000

Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Secretary of WDR (2000 to 2003); Assistant Secretary of WDR (1998 to 2000)

Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Funds and Ivy Funds, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and social security number to your financial advisor.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

This report is submitted for the general information of the shareholders of W&R Target Funds, Inc. It is not authorized for distribution to prospective investors in the fund unless accompanied with or preceded by the W&R Target Funds, Inc. current prospectus and current fund performance information.

SHAREHOLDER MEETING RESULTS

On September 19, 2003, a special shareholder meeting was held at the offices of Advantus Capital Management, Inc. Shareholders of record on July 24, 2003, were entitled to vote on the proposals described below.

Proposal 1: To approve a proposed Agreement and Plan of Reorganization ("Plan") that provides for the reorganization of the Portfolios of Advantus Series Fund, Inc. into a comparable fund in W&R Target Funds, Inc. A vote in favor of the Plan also will be considered a vote in favor of an amendment to the articles of incorporation of Advantus Series Fund, Inc. which is required to effect the reorganization.

Advantus Series Fund, Inc. Portfolio	Comparable W&R Target Funds, Inc. Portfolio

Advantus Asset Allocation Portfolio	Balanced Portfolio
Advantus Capital Appreciation Portfolio	Growth Portfolio
Advantus Growth Portfolio	Growth Portfolio
Advantus Core Equity Portfolio	Core Equity Portfolio
Advantus Value Stock Portfolio	Value Portfolio
Advantus Small Company Growth Portfolio	Small Cap Growth Portfolio
Advantus International Stock Portfolio	International II Portfolio
Advantus Small Company Value Portfolio	Small Cap Value Portfolio
Advantus Micro-Cap Growth Portfolio	Micro Cap Growth Portfolio

	For	Against	Abstain

Advantus Asset Allocation Portfolio	218,173,977.659	23,350,164.372	22,200,325.693
Advantus Capital Appreciation Portfolio	111,433,896.798	9,047,371.458	11,021,223.864
Advantus Growth Portfolio	135,649,577.564	15,781,139.857	11,010,248.682
Advantus Core Equity Portfolio	24,185,402.493	1,049,829.786	2,068,533.278
Advantus Value Stock Portfolio	72,382,159.688	5,754,041.384	8,677,941.712
Advantus Small Company Growth Portfolio	147,282,667.355	18,863,789.908	13,440,270.722
Advantus International Stock Portfolio	165,854,217.100	15,486,316.572	15,561,139.208
Advantus Small Company Value Portfolio	43,582,839.921	7,922,653.111	2,892,388.533
Advantus Micro-Cap Growth Portfolio	24,973,991.432	1,962,333.254	1,396,526.221

Proposal 2: For shareholders of each of the following Portfolios, to approve a definitive investment advisory agreement with Waddell & Reed Investment Management Company.

	For	Against	Abstain

Advantus Asset Allocation Portfolio	219,249,973.487	20,275,137.079	24,199,357.158
Advantus Capital Appreciation Portfolio	111,110,400.667	8,468,760.493	11,923,330.960
Advantus Growth Portfolio	137,200,888.790	13,752,252.190	11,487,825.123
Advantus Core Equity Portfolio	24,251,204.568	985,119.861	2,067,441.128
Advantus Value Stock Portfolio	73,071,463.981	5,038,692.847	8,703,985.956

This page for your notes and calculations.

ASSET STRATEGY Portfolio
Goal:	To seek high total return over the long term.
Invested In:	An allocation of its assets among stocks, bonds (of any quality) and short-term instruments.
BALANCED Portfolio
Goals:	To seek current income, with a secondary goal of long-term appreciation of capital.
Invested in:	Primarily a mix of stocks, fixed-income securities and cash, depending on market conditions.
BOND Portfolio
Goal:	To seek a reasonable return with emphasis on preservation of capital.
Invested In:	Primarily domestic debt securities, usually of investment grade.
CORE EQUITY Portfolio
Goals:	To seek capital growth and income.
Invested In:	Primarily common stocks of large, high-quality U.S. and foreign companies that are well known, have been consistently profitable and have dominant market positions in their industries.
DIVIDEND INCOME Portfolio
Goal:	To seek income and long-term capital growth.
Invested In:	Primarily dividend-paying common stocks that also demonstrate favorable prospects for long-term capital growth.
GROWTH Portfolio
Goals:	To seek capital growth, with a secondary goal of current income.
Invested In:

Primarily common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.

HIGH INCOME Portfolio
Goals:	To seek a high level of current income, with a secondary goal of capital growth.
Invested In:	Primarily high-yield, high-risk, fixed-income securities of U.S. and foreign issuers.
INTERNATIONAL Portfolio
Goals:	To seek long-term appreciation of capital, with a secondary goal of current income.
Invested in:	Primarily common stocks of foreign companies that may have the potential for long-term growth.
INTERNATIONAL II Portfolio
Goal:	To seek long-term capital growth.
Invested In:	Primarily equity securities of small, mid and large capitalization foreign companies and governmental agencies.
LlMITED-TERM BOND Portfolio
Goal:	To seek a high level of current income consistent with preservation of capital.
Invested in:	Primarily investment-grade debt securities of U.S. issuers, including U.S. Government securities. The Portfolio maintains a dollar-weighted average portfolio maturity of 2-5 years.
MICRO CAP GROWTH Portfolio
Goal:	To seek long-term capital appreciation.
Invested In:	Primarily in equity securities of domestic companies whose market capitalizations are within the range of capitalizations of companies included in the Russell 2000 Growth Index.
MONEY MARKET Portfolio
Goal:	To seek maximum current income consistent with stability of principal.
Invested In:	U.S. dollar-denominated, high-quality money market obligations and instruments.
SCIENCE AND TECHNOLOGY Portfolio
Goal:	To seek long-term capital growth.
Invested in:

Primarily in the equity securities of U.S. and foreign science and technology companies whose products, processes or services are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries.

SMALL CAP GROWTH Portfolio
Goal:	To seek growth of capital.
Invested in:

Primarily common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

SMALL CAP VALUE Portfolio
Goal:	To seek long-term accumulation of capital.
Invested In:	Primarily various types of equity securities of domestic companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category.
VALUE Portfolio
Goal:	To seek long-term capital appreciation.
Invested in:	Primarily stocks of large U.S. and foreign companies that are undervalued relative to the true worth of the company.

FOR MORE INFORMATION:
Contact your financial advisor, or your local office as listed on your Account Statement, or contact:
United Investors Life		Securian Financial Services, Inc.
Variable Products Division	or	400 Robert Street North
P.O. Box 156		St. Paul, MN 55101-2098
Birmingham, AL 35201-0156		1-888-237-1838
(205)325- 4300		or
or		Call 1-888-WADDELL
Nationwide Financial, Inc.
P.O. Box 182449
One Nationwide Plaza
Columbus, OH 43218-2449
1-888-867-5175

For more complete information regarding the W&R Target Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Treasurer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2002	$ 67,200
		2003	118,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2002	$4,000
		2003	5,200

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2002	$23,410
		2003	24,700

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2002	$2,968
		2003	5,641

	These fees are related to the review of internal control and additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	100% of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

Waddell & Reed Investment Management Company ("WRIMCO") pays audit and tax-related fees to Deloitte and Touche LLP in connection with commingled accounts managed by WRIMCO and Waddell & Reed, Inc. pays Deloitte to prepare an Indiana compliance report. These fees totaled $89,075 for 2002 and $122,085 for 2003, as follows:

	2002	2003

Audit	$37,875	$43,500
Audit-related	20,400	39,525
Tax-related	27,100	31,500
Other	3,700	7,560

Total	$89,075	$122,085

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls over financial reporting that occurred over the registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W&R Target Funds, Inc.

(Registrant)

By         /s/Kristen A. Richards
          Kristen A. Richards, Vice President and Secretary

Date September 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By         /s/Henry J. Herrmann
          Henry J. Herrmann, President and Principal Executive Officer

Date September 10, 2004

By         /s/Theodore W. Howard
          Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 10, 2004